UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:  BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2017

Date of reporting period: 07/31/2017

Item 1 – Report to Stockholders

JULY 31, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶  BlackRock Commodity Strategies Fund

▶  BlackRock Global Long/Short Credit Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. Divergent global monetary policy continued in earnest, as the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus despite nascent signs of sustained economic growth in both countries.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the positive outlook for economic growth have kept markets relatively tranquil.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.51%	16.04%
U.S. small cap equities (Russell 2000® Index)	5.35	18.45
International equities (MSCI Europe, Australasia, Far East Index)	13.79	17.77
Emerging market equities (MSCI Emerging Markets Index)	18.98	24.84
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.35	0.54
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.33	(5.73)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.51	(0.51)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	0.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.57	10.94

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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BLACKROCK FUNDS	JULY 31, 2017	3

Fund Summary as of July 31, 2017	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2017, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return.

What factors influenced performance?

•	The Fund’s out-of-benchmark positions in natural resources stocks, particularly those in the mining and agricultural industry, contributed to performance versus the commodity-only benchmark.

•

The Fund benefited from its investments in industrial metals stocks, as the rally in the underlying commodities enhanced miners’ cash flows and allowed them to pay down debt. Metals prices were supported by stronger-than-expected economic data from China, which eased fears of a “hard landing.”

•

Agriculture stocks performed very well despite a lackluster showing for agricultural commodities. The sector was boosted by a significant increase in merger and acquisition activity, including high-profile deals such as the merger between Potash Corp. of Saskatchewan Inc. and Agrium, Inc. as well as the acquisition of Monsanto Co. by Bayer AG. In addition, agriculture equipment stocks began to price in a recovery in activity within the sub-sector.

•

The Fund’s position in energy stocks also provided a modest, positive contribution. While energy shares benefited from the improvement in oil prices in late 2016 after the Organization of Petroleum Exporting Countries confirmed a coordinated production cap, oil prices subsequently retreated once the market became concerned about the potential for increased U.S. production.

•

Approximately 50% of the portfolio was held in fully collateralized, commodity-linked notes tied to commodity indices, using an enhanced index approach. This aspect of the Fund’s strategy contributed to returns, with the majority of the outperformance occurring in the second half of the period.

•

Curve strategies in the portion of the portfolio allocated to commodity futures-based investments also had a positive impact. (Curve strategies seek to invest across short-, intermediate- or longer-dated contracts in an effort to maximize return potential.)

•

The Fund’s allocation to precious metals stocks detracted from relative performance. The price of gold came under pressure from the start of the period through the end of 2016 as improving expectations for global economic growth dampened investors’ appetite for diversification. Gold stocks underperformed the metal in the downturn, and while gold recovered in 2017 due in part to weakness in the U.S. dollar, the related equities continued to lag on the way back up.

Describe recent portfolio activity.

•

At the end of January 2017, the investment adviser rebalanced the Fund’s weightings between equities and commodity-linked notes by increasing its allocation to the former and reducing its position in the latter. The investment adviser also took down the Fund’s exposure to gold stocks after their strong performance in 2016, and it used the proceeds to add to its weighting in energy the energy sector.

•

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its exposure to commodity-linked notes. The cash balance did not have a material impact on returns.

Describe portfolio positioning at period end.

•

As of July 31, 2017, the Fund had approximately 50% invested in natural resources equities and 50% in the commodity-linked derivatives strategy (including collateral held against the position in commodity-linked notes). In the aggregate, the Fund held an overweight relative to the benchmark in the industrial metals and energy sub-sectors and underweights in the agriculture & livestock and precious metals sub-sectors.

•

Energy stocks represented the largest weighting in the equity portfolio. The portfolio is positioned for improving oil prices, as the investment advisor saw recent levels as being unsustainably low. At the close of the period, nearly half of the energy portfolio was invested in oil and gas exploration & production companies, which tend to have above-average sensitivity to fluctuations in oil prices.

•

Within the Fund’s portfolio of industrial metals stocks, the investment adviser remained focused on higher-quality companies that were demonstrating growth and reducing debt. In the agriculture space, the Fund had a bias to upstream companies (seeds, fertilizer, machinery and technology) based on the investment advisor’s favorable view regarding crop prices, as well as the stabilization in farm income and sentiment. In the precious metals equities portfolio, the investment adviser emphasized companies with stock-specific catalysts that have the potential to fuel outperformance even if the gold price remains in a trading range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS	JULY 31, 2017

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities that assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total Return was known as the Dow Jones-UBS Commodity Index Total ReturnSM .

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(3.00)%	1.89%	N/A	(5.45)%	N/A	(4.37)%	N/A
Investor A	(3.03)	1.71	(3.63)%	(5.67)	(6.69)%	(4.57)	(5.45)%
Investor C	(3.40)	0.85	(0.15)	(6.38)	(6.38)	(5.29)	(5.29)
Bloomberg Commodity Index Total Return	(3.25)	0.77	N/A	(9.98)	N/A	(8.19)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$970.00	$4.88	$1,000.00	$1,019.84	$5.01	1.00%
Investor A	$1,000.00	$969.69	$6.10	$1,000.00	$1,018.60	$6.26	1.25%
Investor C	$1,000.00	$965.98	$9.75	$1,000.00	$1,014.88	$9.99	2.00%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2017	5

Fund Summary as of July 31, 2017	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2017, the Fund outperformed the benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s U.S.-based strategies led performance for the 12-month period ended July 31, 2017. Significant positive contributors included long exposure to high yield corporate bonds, especially within the energy and technology sectors, as well as investment grade exposure in industrial credits and senior financials. U.S. absolute return strategies were additive as well, with contributions driven by idiosyncratic long positions in industrial credits, mainly within cable service providers and semiconductors, as well as event-based trades in pharmaceuticals and telecommunications. U.S. strategies based on income also contributed, including investments in bank loans, enhanced equipment trust certificates, asset backed securities, and commercial mortgage backed securities.

•

European income-based exposures also contributed to returns, specifically holdings of collateralized loan obligations and debt related to U.K. public houses. In Europe, long positions in high yield and subordinated financials performed well, in part due to further spread tightening across sectors and rating categories. Finally, exposure to Asian investment grade and high yield corporates helped performance.

•

The most significant detractor from Fund returns was a short position in a European high yield crossover credit index. Similarly, strategies to manage risk through equity futures, options and exchange traded funds detracted for the period. Lastly, idiosyncratic short positions detracted slightly, particularly within auto finance and manufacturing credits.

•

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund also has the flexibility to utilize derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. Derivatives may also serve as a more liquid way to express exposures depending on the market environment. During the period, the Fund’s derivative holdings had a net negative impact on performance. In particular, swap contracts primarily used to express short positions in individual credits and baskets of credits detracted in aggregate.

Describe recent portfolio activity.

•

During the period, the Fund’s net long position was increased from 29% to 59%, with the majority of the increase U.S.-based as the region’s net long increased from 17% to 38%. Europe’s net long was also increased from 8% to 16% by the end of the period, while allocations to Asia and emerging markets remained relatively unchanged.

•

In the United States, the trend throughout the period was to increase the Fund’s absolute and relative value strategies in the absence of meaningful conviction around further tightening for U.S. credit spreads. As the absolute return position was increased, the Fund focused on capital structures where there is a primary and/or secondary potential catalyst such as mergers and acquisitions activity, regulatory changes, balance sheet optimization, and valuation differences across asset classes. This led to a significant increase in investment grade corporate bond holdings, as well as an increase in bank loan exposure. From a directional standpoint, the net long position decreased slightly as the Fund focused on increasing absolute return strategies.

•

In the latter part of 2016, the Fund remained largely flat to slightly net long European credit on the belief that there were more directional headwinds than tailwinds for the asset class and that political risks remained heightened, especially in the wake of the November 2016 U.S. presidential election. However, as 2017 progressed, the European allocation increased as the Fund tactically built exposure to investment grade corporates and reduced its short position in a European high yield crossover credit index.

Describe portfolio positioning at period end.

•

At period end, the Fund’s positioning reflected a focus on geopolitical risks and the potential for further tightening in monetary policy, which could create volatility for risk assets but could also create attractive buying opportunities for the Fund. The Fund was positioned with the view that while the fundamental health of credit issuers was strong, there was little room for spreads to tighten further and that income would likely be an increasingly larger component of total return going forward.

•

The Fund remained in a market-neutral position in Europe given concerns over the political landscape, as well as the market’s potential reaction to changes in monetary policy. In the United States, the Fund had an increased allocation to absolute return strategies designed to benefit from an increasing dispersion in credit performance as volatility picks up. From a directional standpoint, the Fund favored high yield bonds over bank loans, and favored financials versus industrials within investment grade corporates.

•	The Fund ended the period with a net long credit position in Europe at 16% of net assets, 38% in the United States, 5% in Asia and emerging markets, and 59% overall.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS	JULY 31, 2017

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2017

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.53%	2.53%	1.47%	4.54%	N/A	2.69%	N/A	2.91%	N/A
Investor A	2.19	2.19	1.38	4.35	0.18%	2.45	1.62%	2.67	1.95%
Investor C	1.53	1.53	1.00	3.48	2.48	1.67	1.67	1.91	1.91
Class K	2.57	2.57	1.47	4.54	N/A	2.75	N/A	2.97	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		—	0.35	0.54	N/A	0.19	N/A	0.17	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales		Including Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Interest Expense, Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During the Period[7]	Ending Account Value July 31, 2017	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,014.69	$ 9.14	$ 5.25	$1,000.00	$1,015.72	$ 9.15	$1,019.59	$ 5.26
Investor A	$1,000.00	$1,013.76	$10.44	$ 6.54	$1,000.00	$1,014.43	$10.44	$1,018.30	$ 6.56
Investor C	$1,000.00	$1,010.00	$14.20	$10.32	$1,000.00	$1,010.66	$14.21	$1,014.53	$10.34
Class K	$1,000.00	$1,014.67	$ 8.89	$ 5.00	$1,000.00	$1,015.97	$ 8.90	$1,019.84	$ 5.01

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.83% for Institutional, 2.09% for Investor A, 2.85% for Investor C and 1.78% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.05% for Institutional, 1.31% for Investor A, 2.07% for Investor C and 1.00% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2017	7

Portfolio Information as of July 31, 2017

BlackRock Commodity Strategies Fund

Ten Largest Holdings	Percent of Total Investments[1]
PowerShares DB Commodity Index Tracking Fund	7%
JPMorgan Chase Bank, N.A., 3-month LIBOR, 1/19/18[2]	5
Bank of America Corp., 3-month LIBOR, 1/19/18[2]	5
UBS AG, 3-month LIBOR, 3/12/18[2]	4
Canadian Imperial Bank of Commerce, 3-month LIBOR, 3/12/18[2]	4
Royal Dutch Shell PLC, A Shares	3
ELEMENTSSM Linked to the Rogers International Commodity Index - Total Return	3
Exxon Mobil Corp.	2
ETFS All Commodities DJ-UBSCISM	2
Rio Tinto PLC	2

[1]	Total investments exclude short-term securities.

[2]	Represents a commodity-linked note.

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	70%
Commodity-Linked Notes	18
Investment Companies	12

[1]	Total investments exclude short-term securities.

BlackRock Global Long/Short Credit Fund

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	48%	19%	67%
United Kingdom	6	—	6
Canada	3	—	3
Cayman Islands	2	—	2
France	2	—	2
Germany	2	—	2
Italy	2	—	2
China	2	—	2
Other[2]	12	2	14
Total	79%	21%	100%

[1]	Total investments include the gross market values of long and short positions and exclude Short-Term Securities, Options Purchased and Options Written.

[2]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Credit Quality Allocation[1]	Percent of Total Investments[2]
AAA/Aaa[3]	3%
AA/Aa	1
A	7
BBB/Baa	35
BB/Ba	28
B	18
CCC/Caa	3
N/R	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude Short-Term Securities, Options Purchased, Options Written, Borrowed Bonds and Investments Sold Short.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS	JULY 31, 2017

The Benefits and Risks of Leveraging

BlackRock Global Long/Short Credit Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

BlackRock Global Long/Short Credit Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by BlackRock Global Long/Short Credit Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of BlackRock Global Long/Short Credit Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, BlackRock Global Long/Short Credit Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to BlackRock Global Long/Short Credit Fund’s shareholders, and the value of these portfolio holdings is reflected in BlackRock Global Long/Short Credit Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed BlackRock Global Long/Short Credit Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if BlackRock Global Long/Short Credit Fund had not used leverage.

Furthermore, the value of BlackRock Global Long/Short Credit Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence BlackRock Global Long/Short Credit Fund’s NAV positively or negatively in addition to the impact on BlackRock Global Long/Short Credit Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that BlackRock Global Long/Short Credit Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in BlackRock Global Long/Short Credit Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of BlackRock Global Long/Short Credit Fund’s shares than if BlackRock Global Long/Short Credit Fund were not leveraged. In addition, BlackRock Global Long/Short Credit Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause BlackRock Global Long/Short Credit Fund to incur losses. The use of leverage may limit BlackRock Global Long/Short Credit Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. BlackRock Global Long/Short Credit Fund incurs expenses in connection with the use of leverage, all of which are borne by BlackRock Global Long/Short Credit Fund’s shareholders and may reduce income.

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available only in BlackRock Global Long/Short Credit Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Class K Shares inception date of March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and 4.00% for BlackRock Global Long/Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/ payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

BLACKROCK FUNDS	JULY 31, 2017	9

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2017 and held through July 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2017

Consolidated Schedule of Investments July 31, 2017	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Commodity-Linked Notes	Par (000)	Value
Bank of America Corp., 3-month LIBOR (Indexed to the Bloomberg Commodity Roll Select Total Return Index, multiplied by 3), 1/19/18 (a)(b)	$7,000	$6,845,473
Canadian Imperial Bank of Commerce, 3-month LIBOR (Indexed to Bloomberg Commodity Total Return Index, multiplied by 3), 3/12/18 (a)(b)(c)	6,000	4,976,400
JPMorgan Chase Bank, N.A., 3-month LIBOR (Indexed to the Performance of the J.P. Morgan Enhanced Beta Select Alternative Benchmark Total Return Index, multiplied by 3), 1/19/18 (a)(b)(c)	7,000	6,970,313
UBS AG, 3-month LIBOR (Indexed to the Bloomberg Commodity Total Return Index, multiplied by 3), 3/12/18 (a)(b)(c)	6,000	4,986,247
Total Commodity-Linked Notes — 12.7%		23,778,433

Common Stocks	Shares	Value
Chemicals — 6.1%
Agrium, Inc.	21,578	2,159,271
Albemarle Corp.	2,175	251,865
American Vanguard Corp.	14,820	262,314
CF Industries Holdings, Inc.	54,974	1,613,487
FMC Corp.	2,755	210,427
Highfield Resources Ltd. (d)(e)	382,646	266,322
Monsanto Co.	22,705	2,652,398
Mosaic Co.	39,456	952,468
Plant Impact PLC (d)	491,801	197,909
Potash Corp. of Saskatchewan, Inc.	78,206	1,399,887
Yara International ASA	35,315	1,403,638

		11,369,986
Construction Materials — 0.1%
Imerys SA	2,775	240,549
Energy Equipment & Services — 1.7%
Baker Hughes a GE Co.	18,010	664,389
Halliburton Co.	22,222	943,102
Precision Drilling Corp. (d)	66,753	193,821
Schlumberger Ltd.	13,320	913,752
Superior Energy Services, Inc. (d)	35,897	386,252

		3,101,316
Food & Staples Retailing — 0.2%
Andersons, Inc.	10,447	359,899
Food Products — 6.0%
Archer-Daniels-Midland Co.	39,248	1,655,481
BRF SA — ADR (d)	65,123	767,800
Bunge Ltd.	16,576	1,299,393
Elders Ltd. (d)	81,137	337,530
Glanbia PLC	47,744	989,085

Common Stocks	Shares	Value
Food Products (continued)
Kuala Lumpur Kepong BHD	135,300	$783,466
Marfrig Global Foods SA (d)	139,081	288,121
Minerva SA Brazil	113,395	453,820
Origin Enterprises PLC	68,858	536,361
Pilgrim’s Pride Corp. (d)	11,836	287,496
PureCircle Ltd. (d)(e)	117,415	563,899
SunOpta, Inc. (d)	56,194	533,843
Synlait Milk Ltd. (d)(e)	82,069	273,586
Tegel Group Holdings Ltd. (e)	348,147	327,095
Tyson Foods, Inc., Class A	19,959	1,264,602
Wilmar International Ltd.	316,600	779,393

		11,140,971
Machinery — 2.6%
AGCO Corp.	12,703	916,394
Deere & Co.	21,505	2,758,661
Kubota Corp.	68,700	1,192,983

		4,868,038
Metals & Mining — 17.9%
Acacia Mining PLC (d)	33,183	76,335
Agnico Eagle Mines Ltd.	18,167	848,206
Alamos Gold, Inc., Class A	75,015	531,287
Arizona Mining, Inc. (d)	73,901	197,978
B2Gold Corp. (d)	120,458	302,413
Bacanora Minerals Ltd. (d)	55,542	63,023
Barrick Gold Corp.	51,578	872,184
Beadell Resources Ltd. (d)(e)	550,716	82,097
Belo Sun Mining Corp. (d)	182,500	95,147
BHP Billiton PLC	133,207	2,428,899
Boliden AB	18,514	581,229
Cautivo Mining, Inc. (b)(d)	3,319	—
Centamin PLC	184,465	404,601
Centerra Gold, Inc.	81,836	436,502
Dalradian Resources, Inc. (d)	168,038	208,910
Detour Gold Corp. (d)	11,122	139,878
Eldorado Gold Corp.	198,258	419,812
Endeavour Mining Corp. (d)	25,316	482,055
Evolution Mining Ltd.	182,072	325,331
First Quantum Minerals Ltd.	78,505	867,695
Fortescue Metals Group Ltd.	65,046	298,965
Franco-Nevada Corp.	7,355	532,887
Fresnillo PLC	30,501	618,993
Galaxy Resources Ltd. (d)	73,394	108,103
Glencore PLC (d)	615,279	2,714,239
Gold Standard Ventures Corp. (d)(e)	38,062	64,721
Goldcorp, Inc.	16,978	222,924
Hudbay Minerals, Inc.	29,363	227,980
Iluka Resources Ltd.	49,849	359,873
Ivanhoe Mines Ltd., Class A (d)	72,512	286,151
KAZ Minerals PLC (d)	21,867	207,117

Portfolio Abbreviations

ADR	American Depositary Receipts	EUR	Euro	MSCI	Morgan Stanley Capital International
AKA	Also Known As	FKA	Formerly Known As	OTC	Over-the-Counter
CAD	Canadian Dollar	GBP	British Pound	PIK	Payment-In-Kind
CDO	Collateralized Debt Obligation	HKD	Hong Kong Dollar	S&P	Standard & Poor’s
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SPDR	Standard & Poor’s Depositary Receipts
CNH	Chinese Yuan Offshore	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	11

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Common Stocks	Shares	Value
Metals & Mining (continued)
Kinross Gold Corp. (d)	275,198	$1,134,564
Lundin Mining Corp.	120,008	863,422
MAG Silver Corp. (d)	26,230	360,183
Major Drilling Group International, Inc. (d)	40,050	264,698
Nemaska Lithium, Inc. (d)(e)	95,833	96,083
Neo Lithium Corp. (d)	162,874	126,720
Nevsun Resources Ltd.	72,986	197,283
Newcrest Mining Ltd.	82,897	1,346,958
Newmont Mining Corp.	30,801	1,144,873
Northern Star Resources Ltd.	156,585	554,733
Nyrstar NV (d)(e)	12,635	82,048
Oceanagold Corp.	187,204	512,024
Osisko Gold Royalties Ltd.	14,357	184,364
OZ Minerals Ltd.	62,889	420,291
Petra Diamonds Ltd. (d)	253,890	319,908
Polyus PJSC — GDR, Registered Shares	1,957	63,798
Pretium Resources, Inc. (d)	16,615	159,653
Randgold Resources Ltd. — ADR	18,394	1,709,538
Rio Tinto PLC	59,948	2,809,584
Sierra Metals, Inc. (d)(e)	165,941	399,297
Sociedad Minera Cerro Verde SAA (d)	22,011	501,851
South32 Ltd.	412,803	962,803
Teck Resources Ltd., Class B	60,081	1,304,024
TMAC Resources, Inc. (d)	26,940	234,449
Torex Gold Resources, Inc. (d)	19,815	361,255
Trevali Mining Corp. (d)	290,297	300,368
Vale SA — ADR, Preference Shares	144,255	1,354,554
Volcan Cia Minera SAA, Class B	195,640	51,317
Wheaton Precious Metals Corp.	27,490	557,407

		33,383,585
Oil, Gas & Consumable Fuels — 14.8%
Anadarko Petroleum Corp.	21,927	1,001,406
Andeavor	5,731	570,406
BP PLC	365,451	2,146,569
Cabot Oil & Gas Corp.	20,218	502,822
Cairn Energy PLC (d)	129,005	306,269
Canadian Natural Resources Ltd.	30,629	936,743
Chevron Corp.	17,894	1,953,846
Cimarex Energy Co.	8,559	847,598
ConocoPhillips	35,066	1,590,944
Devon Energy Corp.	22,215	739,982
Enbridge, Inc.	14,666	607,932
EnCana Corp.	81,775	823,161
EOG Resources, Inc.	17,618	1,676,177
EQT Corp.	8,133	518,072
Exxon Mobil Corp.	39,567	3,166,943
Hess Corp.	14,571	648,992
International Petroleum Corp. (d)	2,912	10,098
Kosmos Energy Ltd. (d)	49,310	325,446
Marathon Oil Corp.	49,600	606,608
Metro Mining Ltd. (d)	407,452	51,768
Nexgen Energy Ltd. (d)(e)	30,693	77,548
Noble Energy, Inc.	20,375	589,041
Oil Search Ltd.	76,500	407,026
Oklo Resources Ltd. (d)	150,531	42,240
Phillips 66	3,875	324,531
Pioneer Natural Resources Co.	6,725	1,096,848
Royal Dutch Shell PLC, A Shares	141,683	4,001,330
TransCanada Corp.	23,286	1,189,748
Valero Energy Corp.	10,918	753,015

		27,513,109
Paper & Forest Products — 0.0%
Quintis Ltd. (b)(e)	845,494	99,768

Common Stocks	Shares	Value
Trading Companies & Distributors — 0.1%
Titan Machinery, Inc. (d)	11,913	$212,647
Total Common Stocks — 49.5%		92,289,868

Investment Companies
ELEMENTSSM Linked to the Rogers International Commodity Index — Total Return (d)(f)	713,100	3,586,893
ETFS All Commodities DJ-UBSCISM (d)(f)	370,100	3,144,925
PowerShares DB Commodity Index Tracking Fund (d)(f)	605,100	9,100,704
Total Investment Companies — 8.5%		15,832,522

Warrants
Nemaska Lithium, Inc. (Issued/exercisable 7/08/16, 1 Share for 1 Warrant, Expires 7/08/19, Strike Price CAD 1.50)	13,155	3,746
Neo Lithium Corp. (Issued/exercisable 2/23/17, 1 Share for 1 Warrant, Expires 8/22/18, Strike Price CAD 1.40) (b)	81,437	—
Total Warrants — 0.0%		3,746
Total Long-Term Investments (Cost — $120,360,143) — 70.7%		131,904,569

Short-Term Securities

Money Market Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.89% (g)(h)	1,122,982	1,122,982
SL Liquidity Series LLC, Money Market Series, 1.29% (g)(h)(i)	1,462,360	1,462,653
Total Money Market Funds — 1.4%		2,585,635
U.S. Treasury Obligations	Par (000)
U.S. Treasury Bills (j):
0.65%, 8/24/17	$8,000	7,995,032
1.77%, 9/14/17	9,000	8,989,326
1.06%, 12/07/17	8,000	7,970,488
1.07%, 12/21/17	8,000	7,966,552
1.08%, 1/04/18	9,000	8,958,222
1.12%, 1/25/18	8,000	7,956,096
Total U.S. Treasury Obligations — 26.7%		49,835,716
Total Short-Term Securities (Cost — $52,423,416) — 28.1%		52,421,351
Total Investments (Cost — $172,783,559) — 98.8%		184,325,920
Other Assets Less Liabilities — 1.2%		2,154,821

Net Assets — 100.0%		$186,480,741

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Notes to Consolidated Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.

(e)	Security, or a portion of the security, is on loan.

(f)	All or a portion of the security is held by a wholly-owned subsidiary.

(g)	During the year ended July 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,697,413	(1,697,413)	—	—	$ 367		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,122,982	1,122,982	$1,122,982	6,857		$20	—
SL Liquidity Series, LLC, Money Market Series	1,036,738	425,622	1,462,360	1,462,653	46,528	[2]	17	$64
Total				$2,585,635	$53,752		$37	$64

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Current yield as of period end.

(i)	Security was purchased with the cash collateral from loaned securities.

(j)	Rates are discount rates or a range of discount rates at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	—	$23,778,433	$23,778,433
Common Stocks:
Chemicals	$9,966,348	$1,403,638	—	11,369,986
Construction Materials	—	240,549	—	240,549
Energy Equipment & Services	3,101,316	—	—	3,101,316
Food & Staples Retailing	359,899	—	—	359,899
Food Products	8,977,431	2,163,540	—	11,140,971
Machinery	3,675,055	1,192,983	—	4,868,038
Metals & Mining	19,001,386	14,382,199	—	33,383,585
Oil, Gas & Consumable Fuels	20,609,675	6,903,434	—	27,513,109
Paper & Forest Products	—	—	99,768	99,768
Trading Companies & Distributors	212,647	—	—	212,647
Investment Companies	15,832,522	—	—	15,832,522
Warrants	3,746	—	—	3,746
Short Term Investments:
Money Market Funds	1,122,982	—	—	1,122,982
U.S. Treasury Obligations	—	49,835,716	—	49,835,716

Subtotal	$82,863,007	$76,122,059	$23,878,201	$182,863,267

Investments Valued at NAV[1]				1,462,653

Total Investments				$184,325,920

[1]	As of July 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	13

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

During the year ended July 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Commodity-Linked Notes	Common Stocks	Warrants	Total
Assets:
Opening Balance, as of July 31, 2016	$24,743,066	—	—	$24,743,066
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	9,422,628	—	—	9,422,628
Net change in unrealized appreciation (depreciation)[1,2]	(7,964,633)	$(78,476)	$(137,420)	(8,180,529)
Purchases	26,000,000	211,633	137,420	26,349,053
Sales	(28,422,628)	(33,389)	—	(28,456,017)

Closing Balance, as of July 31, 2017	$23,778,433	$99,768	—	$23,878,201

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2017[2]	$(2,221,567)	$(78,476)	$(137,420)	$(2,437,463)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 3.0%
ALM VI Ltd., Series 2012-6A, Class B1RR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/26 (a)(b)	USD	2,500	$2,501,221
ALM VII Ltd., Series 2012-7A, Class A1R, (3 mo. LIBOR US + 1.480%), 2.78%, 10/15/28 (a)(b)		12,000	12,111,305
ALM VIII Ltd., Series 2013-8A, Class A1R, (3 mo. LIBOR US + 1.490%), 2.79%, 10/15/28 (a)(b)		2,750	2,772,376
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 7/28/26 (a)(b)		2,375	2,387,860
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/27 (a)(b)		1,000	1,000,503
Series 2015-16A, Class C1R, (3 mo. LIBOR US + 3.200%), 4.50%, 7/15/27 (a)(b)		1,000	991,423
Anchorage Capital CLO Ltd., Series 2014-3A, Class A2AR, (3 mo. LIBOR US + 2.050%), 3.36%, 4/28/26 (a)(b)		2,000	2,000,499
Apidos CLO XII, Series 2013-12A, Class D, (3 mo. LIBOR US + 3.050%), 4.35%, 4/15/25 (a)(b)		1,500	1,495,927
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.250%), 4.40%, 7/22/26 (a)(b)		880	880,647
Apidos CLO XXV, Series 2016-25A, Class A1, (3 mo. LIBOR US + 1.460%), 2.77%, 10/20/28 (a)(b)		3,500	3,507,060
ARES XLIV CLO Ltd.:
Series 2017-44A, Class C, (3 mo. LIBOR US + 3.450%), 0.00%, 10/15/29 (a)(b)(c)		1,000	1,000,000
Series 2017-44A, Class D, (3 mo. LIBOR US + 6.550%), 0.00%, 10/15/29 (a)(b)(c)		1,000	1,000,000
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.950%), 0.00%, 2/17/26 (a)(b)		1,800	1,800,000
BlueMountain CLO Ltd., Series 2013-2A, Class A, (3 mo. LIBOR US + 1.200%), 2.51%, 1/22/25 (a)(b)		2,500	2,501,885
Burnham Park CLO Ltd., Series 2016-1A, Class A, (3 mo. LIBOR US + 1.430%), 2.74%, 10/20/29 (a)(b)		3,000	3,050,199
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.550%), 4.72%, 5/20/26 (a)(b)		1,105	1,095,835
CIFC Funding Ltd.:
Series 2014-2A, Class B1L, (3 mo. LIBOR US + 3.500%), 4.69%, 5/24/26 (a)(b)		1,355	1,361,363
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.21%, 7/22/26 (a)(b)(c)		1,375	1,375,000
Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.150%), 4.46%, 7/22/26 (a)(b)(c)		1,500	1,500,000
Series 2014-4A, Class D, (3 mo. LIBOR US + 3.400%), 4.70%, 10/17/26 (a)(b)		3,250	3,267,642
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.400%), 2.70%, 1/17/27 (a)(b)		4,000	4,013,732
Dryden 50 Senior Loan Fund:
Series 2017-50A, Class C, (3 mo. LIBOR US + 2.250%), 0.00%, 7/15/30 (a)(b)		1,500	1,500,000
Series 2017-50A, Class E, (3 mo. LIBOR US + 6.260%), 0.00%, 7/15/30 (a)(b)		1,000	990,300
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (b)(c)(d)		1,455	378,395

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1A, (3 mo. LIBOR US + 1.550%), 2.86%, 1/24/27 (a)(b)	USD	3,500	$3,501,009
Galaxy XV CLO Ltd.:
Series 2013-15A, Class A, (3 mo. LIBOR US + 1.250%), 2.55%, 4/15/25 (a)(b)		959	960,295
Series 2013-15A, Class C, (3 mo. LIBOR US + 2.600%), 3.90%, 4/15/25 (a)(b)		1,000	1,000,641
Galaxy XVII CLO Ltd., Series 2014-17A, Class AR, (3 mo. LIBOR US + 1.400%), 2.70%, 7/15/26 (a)(b)		1,500	1,501,462
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR, (3 mo. LIBOR US + 1.370%), 2.54%, 10/29/26 (a)(b)		3,250	3,251,680
LCM XVIII LP, Series 18A, Class B1, (3 mo. LIBOR US + 2.300%), 3.61%, 4/20/27 (a)(b)		5,250	5,250,800
LCM XXI LP, Series 21A, Class A, (3 mo. LIBOR US + 1.550%), 2.86%, 4/20/28 (a)(b)		4,000	4,024,987
LCM XXV Ltd., Series 25A, Class D, (3 mo. LIBOR US + 3.450%), 0.00%, 7/20/30 (a)(b)		1,000	1,000,000
Madison Park Funding X Ltd.: Series 2012-10A, Class AR, (3 mo. LIBOR US + 1.450%), 2.76%, 1/20/29 (a)(b)		5,500	5,554,281
Series 2012-10A, Class DR, (3 mo. LIBOR US + 4.200%), 5.51%, 1/20/29 (a)(b)		2,630	2,673,898
Madison Park Funding XI Ltd.:
Series 2013-11A, Class A1B, (3 mo. LIBOR US + 1.450%), 2.76%, 10/23/25 (a)(b)		5,500	5,501,816
Series 2013-11A, Class C, (3 mo. LIBOR US + 2.750%), 4.06%, 10/23/25 (a)(b)		2,680	2,680,716
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.500%), 6.81%, 4/20/26 (a)(b)		1,000	999,092
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, (3 mo. LIBOR US + 1.160%), 2.47%, 7/22/24 (a)(b)		2,320	2,319,782
MP CLO VIII Ltd., Series 2015-2A, Class A1, (3 mo. LIBOR US + 1.500%), 2.81%, 10/28/27 (a)(b)		2,000	2,000,088
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.650%), 4.96%, 4/22/29 (a)(b)		568	567,984
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, (3 mo. LIBOR US + 6.750%), 8.05%, 10/17/27 (a)(b)		1,000	1,005,312
OCP CLO Ltd., Series 2016-12A, Class A1, (3 mo. LIBOR US + 1.570%), 2.87%, 10/18/28 (a)(b)		3,250	3,279,797
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, (3 mo. LIBOR US + 1.120%), 2.43%, 4/20/25 (a)(b)		928	928,867
OZLM Funding Ltd.:
Series 2012-1A, Class BR2, (3 mo. LIBOR US + 2.300%), 3.61%, 7/23/29 (a)(b)(c)		1,150	1,150,000
Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.600%), 4.91%, 7/23/29 (a)(b)(c)		1,000	1,000,000
OZLM VIII Ltd., Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 10/17/26 (a)(b)		3,000	3,004,719
Palmer Square CLO Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 4.000%), 5.30%, 1/17/27 (a)(b)		515	518,561
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 4.80%, 4/15/26 (a)(b)		1,050	1,052,763

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	15

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Regatta IV Funding Ltd., Series 14-1AR, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 7/25/26 (a)(b)(c)	USD	550	$550,000
Sound Point CLO II Ltd., Series 2013-1A, Class A1L, (3 mo. LIBOR US + 1.200%), 2.51%, 4/26/25 (a)(b)		847	847,270
Venture XIII CLO Ltd., Series 2013-13A, Class D, (3 mo. LIBOR US + 3.550%), 4.78%, 6/10/25 (a)(b)		500	500,215
Venture XXIV CLO Ltd., Series 2016-24A, Class A1P, (3 mo. LIBOR US + 1.560%), 2.87%, 10/20/28 (a)(b)		2,250	2,259,028
Voya CLO Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 2.150%), 3.45%, 1/18/26 (a)(b)		2,120	2,123,319
York CLO-3 Ltd.:
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.600%), 0.00%, 10/20/29 (a)(b)		3,000	3,000,000
Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.400%), 0.00%, 10/20/29 (a)(b)		1,500	1,466,250

			119,957,804
Ireland — 1.6%
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. EURIBOR + 5.600%), 5.60%, 1/15/30 (a)	EUR	1,833	2,173,493
Arbour CLO Ltd., Series 2014-1X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 7/15/27 (a)		4,113	4,853,999
Aurium CLO III DAC, Series 3X, Class E, 0.00%, 4/15/30 (a)		150	173,970
Avoca Capital CLO X Ltd., Series 10X, Class ER, 6.05%, 1/15/30 (a)		2,100	2,515,430
Avoca CLO XV DAC:
Series 15X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 1/15/29 (a)		1,540	1,810,500
Series 15X, Class F, 6.75%, 1/15/29 (a)		3,195	3,651,310
Series 15X, Class M1, 0.00%, 11/28/28 (d)		5,300	4,807,155
BlueMountain EUR CLO DAC, Series 2016-1X, Class E, (3 mo. EURIBOR + 6.600%), 6.60%, 4/25/30 (a)		3,300	3,895,115
BlueMountain Fuji EUR CLO II DAC, Series 2017-2X, Class E, 5.45%, 7/15/30 (a)		737	844,317
Cordatus CLO PLC, Series 8X, Class E, 5.70%, 4/23/30 (a)(c)		1,100	1,315,024
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, (6 mo. EURIBOR + 5.900%), 5.90%, 1/22/28 (a)		1,300	1,544,944
Series 4X, Class SUB, 0.00%, 1/22/28 (d)		21,100	20,994,168
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 4/15/29 (d)		6,790	6,989,768
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, (3 mo. EURIBOR + 7.000%), 7.00%, 8/15/29 (a)		2,160	2,632,517
Harvest CLO XVI DAC, Series 16X, Class E, (3 mo. EURIBOR + 6.400%), 6.40%, 10/15/29 (a)		1,690	2,018,358
OCP Euro DAC, Series 2017-1X, Class E, 5.35%, 6/18/30 (a)		800	938,306
St. Paul’s CLO VI DAC, Series 6X, Class D, (3 mo. EURIBOR + 6.500%), 6.50%, 7/22/29 (a)		2,910	3,533,848

			64,692,222
Netherlands — 0.6%
ALME Loan Funding V BV, Series 5X, Class E, (3 mo. EURIBOR + 6.000%), 6.00%, 7/15/29 (a)		3,975	4,757,669

Asset-Backed Securities		Par (000)		Value
Netherlands (continued)
ARES European CLO VIII BV, Series 8X, Class E, 6.35%, 2/17/30 (a)	EUR	907		$1,097,620
Avoca CLO XIII DAC, Series 13X, Class E, (3 mo. EURIBOR + 5.500%), 5.17%, 12/29/27 (a)		3,530		4,177,039
Cadogan Square CLO VII BV, Series 7X, Class E, (3 mo. EURIBOR + 6.000%), 6.00%, 5/25/29 (a)		3,625		4,346,970
Cairn CLO VI BV, Series 2016-6X, Class E, (3 mo. EURIBOR + 6.250%), 6.25%, 7/25/29 (a)		2,100		2,514,109
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (3 mo. EURIBOR + 5.750%), 5.75%, 1/15/30 (a)		1,352		1,603,911
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30 (a)		1,400		1,696,421
Jubilee CDO VIII BV, Series VIII-X, Class SUB, (6 mo. EURIBOR + 5.000%), 4.73%, 1/15/24 (a)		7,592		945,472
OZLME BV, Series 1X, Class E, (3 mo. EURIBOR + 6.450%), 6.45%, 1/18/30 (a)		1,582		1,896,049

				23,035,260
United States — 2.6%
Aircraft Loan Trust, Series 2015-1, Class X, 0.00%, 3/20/22 (c)(f)	USD	—	(e)	1,089,741
Avoca CLO XIV DAC:
Series 14X, Class E, (3 mo. EURIBOR + 4.750%), 4.75%, 7/12/28 (a)	EUR	1,070		1,259,138
Series 14X, Class F, (3 mo. EURIBOR + 5.750%), 5.75%, 7/12/28 (a)		2,200		2,542,951
Series 14X, Class SUB, 0.00%, 7/12/28 (d)		1,500		1,305,960
Avoca CLO XVII DAC, Series 17X, Class E, (3 mo. EURIBOR + 5.950%), 5.95%, 1/15/30 (a)		1,829		2,171,921
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR, (3 mo. LIBOR US + 4.100%), 5.40%, 10/14/28 (a)(b)	USD	3,495		3,515,880
Series 2012-4A, Class BR, (3 mo. LIBOR US + 1.900%), 3.21%, 1/20/29 (a)(b)		1,500		1,510,424
Series 2015-1AR, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 4/20/27 (a)(b)(c)		1,500		1,500,000
Credit Acceptance Auto Loan Trust:
Series 2014-2A, Class B, 2.67%, 9/15/22 (b)		2,000		2,002,004
Series 2015-1A, Class B, 2.61%, 1/17/23 (b)		4,240		4,256,186
Series 2015-1A, Class C, 3.30%, 7/17/23 (b)		1,500		1,511,360
Series 2015-2A, Class B, 3.04%, 8/15/23 (b)		3,695		3,719,193
Series 2015-2A, Class C, 3.76%, 2/15/24 (b)		2,000		2,023,980
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		4,544		4,620,208
Navient Private Education Loan Trust:
Series 2015-AA, Class A3, (1 mo. LIBOR US + 1.700%), 2.93%, 11/15/30 (a)(b)		4,705		4,859,096
Series 2015-AA, Class B, 3.50%, 12/15/44 (b)		1,400		1,386,003
Series 2014-CTA, Class A, (1 mo. LIBOR US + 0.700%), 1.93%, 9/16/24 (a)(b)		361		361,073
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 2.98%, 10/17/44 (a)(b)		1,500		1,493,485

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Asset-Backed Securities		Par (000)	Value
United States (continued)
Octagon Investment Partners Ltd.:
Series 2017-3A, Class C, 0.00%, 7/15/29 (a)(b)	USD	1,000	$1,000,000
Series 2017-3A, Class D, 0.00%, 7/15/29 (a)(b)		1,000	1,000,000
Series 2017-3A, Class E, 0.00%, 7/15/29 (a)(b)		1,500	1,470,000
OneMain Financial Issuance Trust:
Series 2015-1A, Class B, 3.85%, 3/18/26 (b)		4,710	4,776,616
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		469	469,050
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)		870	871,814
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)		1,000	1,003,475
Series 2015-1A, Class A, 3.19%, 3/18/26 (b)		4,710	4,755,014
Series 2015-2A, Class A, 2.57%, 7/18/25 (b)		7,405	7,412,959
Series 2015-2A, Class B, 3.10%, 7/18/25 (b)		1,845	1,845,597
Santander Drive Auto Receivables Trust:
Series 2014-3, Class C, 2.13%, 8/17/20		807	808,175
Series 2014-3, Class D, 2.65%, 8/17/20		5,000	5,038,597
Series 2014-4, Class D, 3.10%, 11/16/20		1,250	1,268,276
SLM Private Education Loan Trust:
Series 2011-B, Class A3, (1 mo. LIBOR US + 2.250%), 3.48%, 6/16/42 (a)(b)		9,870	10,279,298
Series 2013-B, Class B, 3.00%, 5/16/44 (b)		5,640	5,678,838
SMB Private Education Loan Trust, Series 2015-C, Class B, 3.50%, 9/15/43 (b)		9,225	9,115,325
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (b)		7,525	7,588,569

			105,510,206
Total Asset-Backed Securities — 7.8%			313,195,492

Common Stocks		Shares
Germany — 0.4%
Aroundtown Property Holdings PLC	3,080,294		18,232,202
Italy — 0.1%
Telecom Italia SpA (g)	2,751,393		2,830,654
Luxembourg — 0.1%
Concrete Investment I SCA (c)(g)(h)		207,748	2,766,728
Concrete Investment II SCA (c)(g)(h)		11,824	—

			2,766,728
United States — 0.5%
AMC Networks, Inc., Class A (g)		162,400	10,385,480
QUALCOMM, Inc.		192,500	10,239,075

			20,624,555
Total Common Stocks — 1.1%			44,454,139

Corporate Bonds		Par (000)	Value
Australia — 1.5%
BHP Billiton Finance Ltd., (5 yr. Euro Swap + 4.800%), 5.63%, 10/22/79 (i)	EUR	6,200	$8,587,258
Commonwealth Bank of Australia, 3.90%, 7/12/47	USD	700	701,053
Incitec Pivot Finance LLC, 3.95%, 8/03/27		850	850,077
QBE Insurance Group Ltd., (10 yr. Swap Semi 30/360 US + 4.395%), 5.88%, 6/17/46 (i)		477	510,475
Virgin Australia Holdings Ltd., 7.88%, 10/15/21		1,300	1,352,000
Virgin Australia Pass-Through Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (b)		3,386	3,482,570
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 4/23/22 (b)		1,916	1,958,617
Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.236%), 4.32%, 11/23/31 (i)		40,000	41,245,040

			58,687,090
Belgium — 0.2%
Anheuser-Busch InBev SA/NV, 2.00%, 3/17/28	EUR	4,700	5,878,667
Nyrstar NV, 4.25%, 9/25/18 (j)		2,200	2,649,928

			8,528,595
Bermuda — 0.2%
Fidelity International Ltd., 2.50%, 11/04/26		5,200	6,369,221
Brazil — 0.1%
Petrobras Global Finance BV, 3.75%, 1/14/21		2,935	3,656,676
Canada — 3.1%
1011778 BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (b)	USD	19,015	19,632,987
Air Canada Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 11/15/22 (b)		1,462	1,542,177
Series 2013-1, Class C, 6.63%, 5/15/18 (b)		3,045	3,140,156
Series 2015-2, Class B, 5.00%, 12/15/23 (b)		18,133	18,903,948
Alimentation Couche-Tard, Inc.:
2.70%, 7/26/22 (b)		15,000	15,040,500
3.55%, 7/26/27 (b)		10,000	10,073,930
4.50%, 7/26/47 (b)		10,000	10,210,020
Bombardier, Inc., 7.50%, 3/15/25 (b)		1,500	1,588,125
Cenovus Energy, Inc.:
4.25%, 4/15/27 (b)		20,000	19,544,340
5.40%, 6/15/47 (b)		5,000	4,777,145
Kinross Gold Corp., 4.50%, 7/15/27 (b)		81	80,696
MEG Energy Corp., 6.50%, 1/15/25 (b)		2,027	1,961,123
Teck Resources Ltd.:
8.50%, 6/01/24 (b)		5,286	6,131,760
6.00%, 8/15/40		7,375	7,854,375
6.25%, 7/15/41		5,319	5,777,764
5.20%, 3/01/42		563	546,110

			126,805,156
China — 0.9%
China Aoyuan Property Group Ltd., 10.88%, 5/26/18		450	471,234

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	17

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
China (continued)
China Evergrande Group:
7.50%, 6/28/23	USD	1,268	$1,248,515
8.75%, 6/28/25		535	533,660
China Reinsurance Finance Corp. Ltd., 3.38%, 3/09/22		1,254	1,243,040
China Singyes Solar Technologies Holdings Ltd., 7.95%, 2/15/19		900	906,805
Chong Hing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.030%), 3.88%, 7/26/27 (i)		635	636,269
Dr. Peng Holding HongKong Ltd., 5.05%, 6/01/20		745	755,168
ENN Energy Holdings Ltd., 3.25%, 7/24/22		1,020	1,021,288
Fantasia Holdings Group Co. Ltd., 7.95%, 7/05/22		700	700,703
Future Land Development Holdings Ltd., 5.00%, 2/16/20		725	744,835
FUXIANG Investment Management Ltd., 3.63%, 11/30/19		739	744,697
Hilong Holding Ltd., 7.25%, 6/22/20		800	779,920
Jingneng Clean Energy Investment Holdings Ltd., 4.30%, 12/23/17	CNH	6,000	888,526
Kaisa Group Holdings Ltd., 8.50%, 6/30/22	USD	1,967	1,976,261
Logan Property Holdings Co. Ltd., 5.25%, 2/23/23		585	561,585
Longfor Properties Co. Ltd., 3.88%, 7/13/22		1,305	1,316,310
Oceanwide Holdings International 2017 Co. Ltd., 7.75%, 7/27/20		700	695,645
Prime Bloom Holdings Ltd., 6.95%, 7/05/22		1,410	1,293,675
Proven Glory Capital Ltd.:
3.25%, 2/21/22		3,425	3,449,297
4.00%, 2/21/27		1,900	1,923,058
Rock International Investment, Inc., 6.63%, 3/27/20		1,470	1,367,103
Shenzhen Expressway Co. Ltd., 2.88%, 7/18/21		450	447,088
Shougang Group Co. Ltd., 1.35%, 8/07/20	EUR	800	949,802
Times Property Holdings Ltd., 6.25%, 1/23/20	USD	1,257	1,271,127
Union Life Insurance Co. Ltd., 3.00%, 9/19/21		4,400	4,205,168
Vanke Real Estate Hong Kong Co. Ltd., 3.95%, 12/23/19		1,550	1,588,497
Wuhan Metro Group Co. Ltd., 2.38%, 11/08/19		1,450	1,437,023
Xinyuan Real Estate Co. Ltd., 8.13%, 8/30/19		350	349,149
Yuzhou Properties Co. Ltd., 6.00%, 1/25/22		800	804,814
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/22		425	426,573

			34,736,835
Cyprus — 0.4%
Volcan Holdings PLC, 4.13%, 4/11/20 (j)	GBP	12,200	16,566,703
Finland — 0.0%
Nokia Oyj:
3.38%, 6/12/22	USD	70	70,831
4.38%, 6/12/27		98	100,940

			171,771
France — 1.0%
BNP Paribas Cardif SA, (3 mo. EURIBOR + 3.930%), 4.03% (i)(k)	EUR	2,400	3,107,141
CNP Assurances, (3 mo. EURIBOR + 4.600%), 4.50%, 6/10/47 (i)		1,700	2,274,072
Electricite de France SA, 4.63%, 4/26/30		2,000	3,082,101
Orange SA:
3.38%, 9/16/22		9,250	12,580,346
1.00%, 5/12/25		2,100	2,507,356
Safran SA, (3 mo. EURIBOR + 0.570%), 0.24%, 6/28/21 (a)		1,900	2,252,812

Corporate Bonds		Par (000)	Value
France (continued)
SFR Group SA, 7.38%, 5/01/26 (b)	USD	7,283	$7,883,847
TDF Infrastructure SAS, 2.50%, 4/07/26	EUR	4,400	5,424,864

			39,112,539
Germany — 1.1%
Deutsche Bank AG, (5 yr. Swap Semi 30/360 US + 2.248%), 4.30%, 5/24/28 (i)	USD	10,000	10,109,310
RAG-Stiftung, 0.00%, 12/31/18 (f)(j)	EUR	3,700	4,482,101
Unitymedia GmbH, 3.75%, 1/15/27		5,500	6,641,097
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 1/15/25		4,040	5,069,680
4.63%, 2/15/26		1,200	1,548,661
3.50%, 1/15/27		7,790	9,560,672
ZF North America Capital, Inc., 2.75%, 4/27/23		6,800	8,614,010

			46,025,531
Ghana — 0.2%
Tullow Oil PLC:
6.00%, 11/01/20 (b)	USD	2,340	2,266,875
6.25%, 4/15/22		4,300	3,966,750
6.25%, 4/15/22 (b)		1,000	922,500

			7,156,125
Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/23 (b)		814	850,711
Hong Kong — 0.4%
AIA Group Ltd., 3.20%, 3/11/25		1,350	1,346,515
CK Hutchison International 17 Ltd.:
2.88%, 4/05/22		3,075	3,105,126
3.50%, 4/05/27		2,700	2,759,878
Dah Sing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.550%), 4.25%, 11/30/26 (i)		680	696,398
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (f)(j)	HKD	6,000	780,458
Hutchison Whampoa International 11 Ltd., 4.63%, 1/13/22	USD	1,076	1,156,664
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24		1,500	1,555,218
Radiant Access Ltd., 4.60%, 5/18/31		351	342,060
Studio City Co. Ltd., 7.25%, 11/30/21		1,100	1,180,850
Sun Hung Kai Properties Capital Market Ltd.:
4.45% (k)		1,180	1,163,145
4.50%, 2/14/22		260	280,653
United Photovoltaics Group Ltd., 8.25%, 1/25/20		424	427,191

			14,794,156
India — 0.2%
Adani Ports & Special Economic Zone Ltd., 3.95%, 1/19/22 (b)		2,300	2,360,663
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		1,450	1,527,826
ICICI Bank Ltd., 4.00%, 3/18/26		636	647,402
TML Holdings Pte. Ltd., 5.75%, 5/07/21		212	225,282
Vedanta Resources PLC:
8.25%, 6/07/21		561	626,917
6.38%, 7/30/22		927	961,763
7.13%, 5/31/23		1,000	1,052,500

			7,402,353
Indonesia — 0.1%
Bukit Makmur Mandiri Utama PT, 7.75%, 2/13/22		565	582,638

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
Indonesia (continued)
Bumi Investment Pte Ltd., 10.75%, 10/06/17 (g)(l)	USD	2,975	$1,636,250
Jababeka International BV, 6.50%, 10/05/23 (b)		435	450,034
Japfa Comfeed Indonesia Tbk PT, 5.50%, 3/31/22		500	492,105
Modernland Overseas Pte. Ltd., 6.95%, 4/13/24		800	793,633

			3,954,660
Ireland — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 5/15/23 (b)		1,428	1,460,130
7.25%, 5/15/24 (b)		2,302	2,540,833

			4,000,963
Italy — 1.7%
Buzzi Unicem SpA, 2.13%, 4/28/23	EUR	3,500	4,342,645
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)	USD	3,400	3,469,023
Meccanica Holdings USA, Inc.:
7.38%, 7/15/39 (b)		6,850	8,288,500
6.25%, 1/15/40 (b)		4,700	5,261,086
Prysmian SpA, 0.00%, 1/17/22 (f)(j)	EUR	2,100	2,625,435
Telecom Italia Capital SA, 6.00%, 9/30/34	USD	390	431,340
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	3,430	6,030,903
Telecom Italia SpA, 1.13%, 3/26/22 (j)		17,900	21,363,710
UniCredit SpA:
6.95%, 10/31/22		4,520	6,548,291
(5 yr. Euro Swap + 4.100%), 5.75%, 10/28/25 (i)		6,190	8,164,404

			66,525,337
Japan — 0.4%
Mitsui Fudosan Co. Ltd., 3.65%, 7/20/27	USD	1,425	1,467,077
ORIX Corp., 2.90%, 7/18/22		425	427,705
SoftBank Group Corp., 5.25%, 7/30/27	EUR	4,800	6,561,546
Sumitomo Mitsui Financial Group, Inc., 2.78%, 7/12/22	USD	1,600	1,609,445
Universal Entertainment Corp., 8.50% (8.50% Cash or 8.50% PIK), 8/24/20 (b)(m)		4,531	4,643,936

			14,709,709
Jersey — 0.1%
LHC3 PLC, 4.13% (4.13% Cash or 4.88% PIK), 8/15/24 (m)	EUR	4,474	5,358,801
Luxembourg — 0.4%
Altice Financing SA, 6.63%, 2/15/23 (b)	USD	3,844	4,072,237
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (m)	EUR	3,272	3,962,783
Eurofins Scientific Se, 2.13%, 7/25/24		2,600	3,092,829
Intelsat Jackson Holdings SA, 9.75%, 7/15/25 (b)	USD	279	288,067
Swissport Investments SA:
9.75%, 12/15/22	EUR	2,600	3,365,552
9.75%, 12/15/22 (b)		1,645	2,129,359
Venator Finance S.à r.l./Venator Materials Corp., 5.75%, 7/15/25 (b)	USD	400	411,000

			17,321,827
Mauritius — 0.0%
Neerg Energy Ltd., 6.00%, 2/13/22		1,000	1,024,208
Netherlands — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.25%, 7/01/20		9,981	10,492,167
4.63%, 7/01/22		6,469	6,947,868

Corporate Bonds		Par (000)	Value
Netherlands (continued)
Constellium NV:
8.00%, 1/15/23 (b)	USD	1,658	$1,745,045
6.63%, 3/01/25 (b)		3,867	3,867,000
Samvardhana Motherson Automotive Systems Group BV, 4.88%, 12/16/21		500	521,200
Wereldhave NV, 1.00%, 5/22/19 (j)	EUR	2,000	2,375,169

			25,948,449
New Zealand — 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.00%, 7/15/24 (b)	USD	908	981,775
Philippines — 0.0%
Rizal Commercial Banking Corp., 4.25%, 1/22/20		400	413,239
Portugal — 0.4%
Banco Espirito Santo SA:
2.63%, 5/08/17 (g)(l)	EUR	6,100	2,166,347
4.75%, 1/15/18 (g)(l)		19,300	6,854,180
4.00%, 1/21/19 (g)(l)		22,800	8,097,166

			17,117,693
Singapore — 0.1%
United Overseas Bank Ltd.:
(5 yr. Swap Semi 30/360 US + 2.236%), 3.50%, 9/16/26 (i)	USD	1,600	1,630,040
(5 yr. Swap Semi 30/360 US + 1.654%), 2.88%, 3/08/27 (i)		900	891,427

			2,521,467
South Korea — 0.1%
GS Caltex Corp., 3.00%, 6/12/22		1,450	1,453,291
Woori Bank, 4.75%, 4/30/24		2,130	2,233,260

			3,686,551
Spain — 0.2%
Bankia SA, (5 yr. Euro Swap + 3.166%), 4.00%, 5/22/24 (i)	EUR	5,400	6,704,134
Switzerland — 0.6%
Credit Suisse Group AG:
3.57%, 1/09/23 (b)	USD	5,000	5,130,560
4.28%, 1/09/28 (b)		5,000	5,234,170
UBS Group Funding Switzerland AG, 3.49%, 5/23/23 (b)		15,000	15,411,120

			25,775,850
Thailand — 0.0%
CP Foods Holdings Ltd., 0.50%, 9/22/21 (j)		800	818,000
PTTEP Treasury Center Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.724%), 4.60% (i)(k)		825	841,663

			1,659,663
Turkey — 0.3%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (b)		13,493	13,121,637
United Arab Emirates — 0.0%
DAE Funding LLC:
4.00%, 8/01/20 (b)		140	142,275
4.50%, 8/01/22 (b)		84	85,470
5.00%, 8/01/24 (b)		56	57,190

			284,935

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)		Value
United Kingdom — 5.2%
Anglo American Capital PLC, 4.88%, 5/14/25 (b)	USD	4,645		$4,958,537
Annington Finance No. 4 PLC, (3 mo. LIBOR GBP + 0.970%), 1.27%, 1/10/23 (a)(c)	GBP	—	(n)	696
Ardonagh Midco 3 PLC, 8.38%, 7/15/23		10,200		13,509,693
Barclays PLC:
(5 yr. Euro Swap + 2.450%), 2.63%, 11/11/25 (i)	EUR	1,620		1,995,975
5.20%, 5/12/26	USD	20,000		21,330,260
Ds Smith PLC, 1.38%, 7/26/24	EUR	9,425		11,127,155
Global Switch Holdings Ltd., 2.25%, 5/31/27		2,500		3,013,531
HSBC Bank Capital Funding Sterling 1 LP, (6 mo. LIBOR GBP + 1.760%), 5.84% (i)(k)	GBP	500		812,025
Iceland Bondco PLC, 6.75%, 7/15/24		1,500		2,186,905
ITV PLC, 2.00%, 12/01/23	EUR	12,500		15,205,714
Jerrold Finco PLC, 6.13%, 1/15/24	GBP	3,800		5,037,405
Marks & Spencer PLC, 3.00%, 12/08/23		3,050		4,128,585
Noble Holding International Ltd., 7.75%, 1/15/24	USD	1,234		982,081
Punch Taverns Finance B Ltd.:
Series A3, 7.37%, 9/30/21	GBP	710		1,030,404
Series A6, 5.94%, 9/30/22		3,076		4,318,990
Punch Taverns Finance PLC:
(3 mo. LIBOR GBP + 0.000%), 0.29%, 7/15/21 (a)		624		804,623
Series 2014, (3 mo. LIBOR GBP + 5.500%), 5.79%, 10/15/27 (a)(b)		10,514		13,837,491
Royal Bank of Scotland Group PLC, (3 mo. LIBOR US + 1.480%), 3.50%, 5/15/23 (i)	USD	40,000		40,470,920
Santander UK PLC, 5.00%, 11/07/23 (b)		16,757		18,128,694
Stonegate Pub Co. Financing PLC, 4.88%, 3/15/22	GBP	2,900		3,922,223
Tullow Oil Jersey Ltd., 6.63%, 7/12/21 (j)	USD	4,800		5,253,600
Unique Pub Finance Co. PLC:
5.66%, 6/30/27	GBP	7,804		11,519,471
6.46%, 3/30/32		3,995		5,142,348
Virgin Media Finance PLC, 5.75%, 1/15/25 (b)	USD	1,140		1,191,300
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	3,500		4,796,807
Virgin Media Secured Finance PLC, 6.25%, 3/28/29		5,695		8,182,727
Vodafone Group PLC, 0.00%, 11/26/20 (f)(j)		5,800		7,546,150

				210,434,310
United States — 37.6%
Acadia Healthcare Co., Inc., 5.63%, 2/15/23	USD	740		771,450
ADT Corp., 6.25%, 10/15/21		448		489,440
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (b)		339		376,290
Alere, Inc.:
6.50%, 6/15/20		14,625		14,862,656
6.38%, 7/01/23 (b)		14,530		15,619,750
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (b)		2,350		2,508,625
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (b)		1,500		1,575,000
AMC Networks, Inc.:
4.75%, 12/15/22		250		257,187
4.75%, 8/01/25		5,336		5,382,957
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		8,135		8,394,262
American Airlines Pass-Through Trust:
Series 2001-1, Class A-1, 6.98%, 5/23/21		7,392		7,761,890
Series 2011-1, Class B, 7.00%, 1/31/18 (b)		2,635		2,700,663
Series 2013-1, Class C, 6.13%, 7/15/18 (b)		12,304		12,683,357

Corporate Bonds		Par (000)	Value
United States (continued)
Series 2017-1B, Class B, 4.95%, 2/15/25	USD	8,411	$8,747,440
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)		173	180,353
Anadarko Petroleum Corp.:
0.56%, 3/15/26		4,350	4,881,587
6.60%, 3/15/46		1,750	2,157,097
Apache Corp., 4.25%, 1/15/44		5,000	4,731,785
APX Group, Inc., 8.75%, 12/01/20		204	209,610
Arconic, Inc., 5.13%, 10/01/24		1,400	1,489,250
Ascend Learning LLC, 6.88%, 8/01/25 (b)		422	437,825
AssuredPartners, Inc., 7.00%, 8/15/25 (b)		98	98,735
AT&T Inc.:
0.00%, 11/27/22 (b)(f)		50,000	42,574,050
2.85%, 2/14/23		9,450	9,462,843
(3 mo. EURIBOR + 0.850%), 0.52%, 9/04/23 (a)	EUR	5,250	6,294,270
3.90%, 8/14/27	USD	10,000	9,989,500
2.35%, 9/04/29	EUR	4,075	4,886,681
3.15%, 9/04/36		3,475	4,125,358
4.90%, 8/14/37	USD	10,000	9,948,130
5.45%, 3/01/47		10,000	10,568,450
5.15%, 2/14/50		10,000	9,949,210
B&G Foods, Inc., 5.25%, 4/01/25		164	170,970
Ball Corp., 4.38%, 12/15/23	EUR	1,100	1,482,202
Bank of America Corp.:
(3 mo. LIBOR US + 0.930%), 2.82%, 7/21/23 (i)	USD	25,000	25,021,075
4.25%, 10/22/26		10,000	10,405,970
(3 mo. LIBOR US + 1.512%), 3.71%, 4/24/28 (i)		10,000	10,114,450
(3 mo. LIBOR US + 1.370%), 3.59%, 7/21/28 (i)		7,750	7,769,871
Blackstone CQP Holdco LP, 6.50%, 3/20/21 (b)		10,321	10,644,037
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (b)		2,847	3,088,995
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		1,880	1,945,800
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (b)		2,129	2,267,385
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.63%, 1/15/24 (b)		25,200	25,932,337
3.88%, 1/15/27 (b)		15,000	15,395,625
Cablevision Systems Corp., 7.75%, 4/15/18		7,850	8,124,750
Calpine Corp., 5.38%, 1/15/23		2,600	2,515,500
Carrizo Oil & Gas, Inc., 8.25%, 7/15/25		56	59,010
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 5/01/27 (b)		2,577	2,663,974
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25 (b)		493	502,860
CDW LLC/CDW Finance Corp., 5.00%, 9/01/25		1,140	1,190,593
CenturyLink, Inc., 7.50%, 4/01/24		12,650	13,741,063
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		1,960	2,003,473
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.83%, 10/23/55		10,000	11,911,240
Chemours Co., 5.38%, 5/15/27		217	228,664
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		1,453	1,663,685
5.88%, 3/31/25		1,687	1,828,286
5.13%, 6/30/27 (b)		964	1,003,765
Chesapeake Energy Corp., 8.00%, 6/15/27 (b)		158	158,000

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (b)	USD	5,376	$5,759,040
CHS/Community Health Systems, Inc., 6.25%, 3/31/23		1,451	1,487,275
Church & Dwight CO, Inc.:
2.45%, 8/01/22		15,000	15,050,760
3.15%, 8/01/27		10,000	10,016,160
3.95%, 8/01/47		10,000	9,893,190
Citigroup, Inc.:
(3 mo. LIBOR US + 0.950%), 2.26%, 7/24/23 (a)		25,000	25,012,475
(3 mo. LIBOR US + 1.390%), 3.67%, 7/24/28 (i)		10,000	10,046,070
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		7,095	7,352,194
CommScope Technologies LLC, 5.00%, 3/15/27 (b)		783	784,957
CONSOL Energy, Inc., 5.88%, 4/15/22		2,000	2,008,750
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 10/29/24		2,302	2,411,854
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,618,125
Cox Communications, Inc.:
3.25%, 12/15/22 (b)		6,385	6,396,372
2.95%, 6/30/23 (b)		9,529	9,382,015
3.15%, 8/15/24 (b)		10,000	10,011,770
3.50%, 8/15/27 (b)		10,000	9,937,020
4.50%, 6/30/43 (b)		5,000	4,725,280
4.60%, 8/15/47 (b)		15,000	14,999,115
CSC Holdings LLC:
10.13%, 1/15/23 (b)		27,784	32,333,630
5.25%, 6/01/24		1,785	1,853,723
Dell International LLC/EMC Corp., 5.88%, 6/15/21 (b)		12,850	13,476,437
Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.25%, 7/30/23		16,488	16,982,809
Discovery Communications LLC:
3.80%, 3/13/24		10,000	10,139,400
4.90%, 3/11/26		5,176	5,528,724
4.88%, 4/01/43		10,000	9,219,270
DISH DBS Corp., 7.75%, 7/01/26		1,630	1,951,925
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		2,555	2,408,087
Dynegy, Inc., 6.75%, 11/01/19		640	663,600
E*TRADE Financial Corp., 4.63%, 9/15/23		301	315,198
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (b)		2,478	2,148,116
Envision Healthcare Corp., 5.63%, 7/15/22		3,095	3,211,063
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (b)		198	192,555
Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (b)		95	97,969
First Data Corp., 7.00%, 12/01/23 (b)		9,449	10,193,109
Ford Motor Co., 5.29%, 12/08/46		20,000	20,621,220
Ford Motor Credit Co. LLC, 4.13%, 8/04/25		10,000	10,261,360
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		3,620	3,615,475
3.10%, 3/15/20		6,255	6,215,906
4.00%, 11/14/21		1,685	1,682,894
5.45%, 3/15/43		100	92,000
Gartner, Inc., 5.13%, 4/01/25 (b)		511	540,383
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (b)		1,125	1,148,906
General Motors Co.:
6.60%, 4/01/36		10,000	11,753,620
6.75%, 4/01/46		20,000	23,909,140

Corporate Bonds		Par (000)	Value
United States (continued)
Goldman Sachs Group, Inc.:
(3 mo. LIBOR US + 1.000%), 2.31%, 7/24/23 (a)	USD	25,000	$25,025,825
5.15%, 5/22/45		20,000	22,598,480
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (b)		26	28,015
Gulfport Energy Corp., 6.38%, 5/15/25 (b)		567	566,291
Halcon Resources Corp., 6.75%, 2/15/25 (b)		700	713,783
HCA, Inc.:
4.25%, 10/15/19		4,075	4,207,437
7.50%, 2/15/22		610	704,550
5.25%, 4/15/25		3,000	3,255,000
HD Supply, Inc., 5.75%, 4/15/24 (b)		1,120	1,199,800
Herc Rentals, Inc.:
7.50%, 6/01/22 (b)		15,063	16,305,697
7.75%, 6/01/24 (b)		6,756	7,330,260
Hertz Corp., 7.63%, 6/01/22 (b)(o)		2,925	2,895,750
Hess Corp., 5.80%, 4/01/47		14,129	14,362,637
Howard Hughes Corp., 5.38%, 3/15/25 (b)		420	436,275
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		1,570	1,590,724
IHS Markit Ltd., 4.75%, 2/15/25 (b)		122	128,405
Infor U.S., Inc., 6.50%, 5/15/22		1,920	1,999,200
Informatica LLC, 7.13%, 7/15/23 (b)		12,492	12,726,225
Iron Mountain, Inc., 6.00%, 10/01/20 (b)		660	683,100
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		2,992	3,179,000
JPMorgan Chase & Co., (3 mo. LIBOR US + 1.360%), 3.88%, 7/24/38 (i)		18,125	18,101,274
K Hovnanian Enterprises, Inc.:
10.00%, 7/15/22 (b)		97	102,335
10.50%, 7/15/24 (b)		92	98,532
KAR Auction Services, Inc., 5.13%, 6/01/25 (b)		690	719,325
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/01/27 (b)		506	521,813
KLX, Inc., 5.88%, 12/01/22 (b)		920	967,150
Kraft Heinz Foods Co., 4.13%, 7/01/27	GBP	2,050	2,995,335
Kroger Co.:
2.80%, 8/01/22	USD	4,725	4,758,855
3.70%, 8/01/27		10,000	9,997,950
4.65%, 1/15/48		5,000	4,966,635
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (b)		1,584	1,633,500
Level 3 Financing, Inc.:
6.13%, 1/15/21		5,308	5,453,970
5.13%, 5/01/23		2,754	2,864,160
5.38%, 1/15/24		1,120	1,178,800
5.25%, 3/15/26		1,915	2,034,687
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (b)		7,000	7,350,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (b)		709	707,227
5.75%, 8/01/22 (b)		1,750	1,710,625
5.63%, 10/15/23 (b)		3,500	3,351,250
5.50%, 4/15/25 (b)		614	567,950
MDC Partners, Inc., 6.50%, 5/01/24 (b)		1,606	1,614,030
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/01/26		1,570	1,581,775
MGM Resorts International, 6.63%, 12/15/21		1,400	1,575,000
Micron Technology, Inc.:
5.25%, 8/01/23 (b)		25,906	27,071,770
7.50%, 9/15/23		13,238	14,765,533

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (b)	USD	78	$84,544
Morgan Stanley, (3 mo. LIBOR US + 1.340%), 3.59%, 7/22/28 (i)		15,000	15,023,700
Nature’s Bounty Co., 7.63%, 5/15/21 (b)		1,720	1,853,300
Navient Corp., 6.75%, 6/25/25		69	72,450
Netflix, Inc., 3.63%, 5/15/27	EUR	5,217	6,342,613
NGPL PipeCo LLC:
4.38%, 8/15/22 (b)	USD	163	167,686
4.88%, 8/15/27 (b)		170	174,887
7.77%, 12/15/37 (b)		670	830,800
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)		8,970	8,618,564
Novelis Corp.:
6.25%, 8/15/24 (b)		2,703	2,892,751
5.88%, 9/30/26 (b)		2,060	2,168,150
NRG Energy, Inc.:
6.25%, 7/15/22		4,050	4,247,437
6.63%, 1/15/27		1,908	1,960,470
Oasis Petroleum, Inc., 6.88%, 3/15/22		164	161,540
Oracle Corp., 4.00%, 7/15/46		10,000	10,155,870
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (b)		148	145,040
PetSmart, Inc.:
7.13%, 3/15/23 (b)		12,200	11,041,000
5.88%, 6/01/25 (b)		239	229,440
Platform Specialty Products Corp., 6.50%, 2/01/22 (b)		4,000	4,150,000
Post Holdings, Inc., 5.50%, 3/01/25 (b)		734	774,370
PQ Corp., 6.75%, 11/15/22 (b)		659	713,710
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)		23,000	25,645,000
Qorvo, Inc.:
6.75%, 12/01/23		10,450	11,465,217
7.00%, 12/01/25		11,854	13,483,925
QUALCOMM, Inc., 2.60%, 1/30/23		25,000	25,148,375
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 6/01/23 (b)		1,560	1,575,600
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		1,127	1,211,525
Rite Aid Corp.:
6.75%, 6/15/21		10,000	10,389,000
6.13%, 4/01/23 (b)		16,202	16,060,233
7.70%, 2/15/27		778	770,220
Sabre GLBL, Inc., 5.38%, 4/15/23 (b)		9,957	10,405,065
Sanchez Energy Corp., 6.13%, 1/15/23		600	489,000
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)		1,500	1,597,500
10.00%, 12/01/22		360	401,400
ServiceMaster Co. LLC, 5.13%, 11/15/24 (b)		87	88,957
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 4/01/23 (b)		680	700,400
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		1,360	1,564,000
Sprint Capital Corp.:
6.88%, 11/15/28		1,472	1,604,480
8.75%, 3/15/32		648	803,520
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		2,673	2,893,523
6.00%, 11/15/22		9,500	10,022,500
Sprint Corp., 7.63%, 2/15/25		2,000	2,255,000

Corporate Bonds		Par (000)	Value
United States (continued)
Standard Industries, Inc., 5.13%, 2/15/21 (b)	USD	566	$587,225
Station Casinos LLC, 7.50%, 3/01/21		322	335,685
Steel Dynamics, Inc., 5.13%, 10/01/21		1,160	1,194,800
Surgery Center Holdings, Inc., 6.75%, 7/01/25 (b)		177	181,867
Team Health Holdings, Inc., 6.38%, 2/01/25 (b)		400	392,000
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,227	3,456,924
7.50%, 1/01/22 (b)		404	436,320
8.13%, 4/01/22		10,000	10,760,000
5.13%, 5/01/25 (b)		103	103,644
Thermo Fisher Scientific, Inc.:
1.40%, 1/23/26	EUR	4,550	5,371,978
1.95%, 7/24/29		4,950	5,829,098
2.88%, 7/24/37		2,275	2,698,886
T-Mobile USA, Inc.:
6.00%, 3/01/23	USD	1,642	1,736,415
6.50%, 1/15/24		2,810	3,020,750
6.38%, 3/01/25		6,975	7,533,000
TransDigm, Inc.:
6.00%, 7/15/22		8,570	8,955,650
6.50%, 7/15/24		15,157	16,047,474
Transocean, Inc., 9.00%, 7/15/23 (b)		1,500	1,567,500
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 10/01/19		717	776,010
Series 2012-2, Class B, 6.75%, 6/03/22		2,393	2,638,016
Series 2012-2, Class C, 5.45%, 6/03/18		12,800	13,122,816
Series 2013-1, Class B, 5.38%, 11/15/21		5,877	6,229,732
Ultra Resources, Inc., 6.88%, 4/15/22 (b)		7,250	7,467,500
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 8/15/25		5,220	5,532,752
Series 2014-2, Class B, 4.63%, 9/03/22		7,667	7,945,116
United States Steel Corp., 8.38%, 7/01/21 (b)		1,127	1,246,744
Univision Communications, Inc., 5.13%, 2/15/25 (b)		1,369	1,372,423
USG Corp., 4.88%, 6/01/27 (b)		289	298,393
Valeant Pharmaceuticals International, Inc.:
5.38%, 3/15/20 (b)		9,000	8,685,000
6.38%, 10/15/20 (b)		12,200	11,864,500
7.50%, 7/15/21 (b)		7,240	7,040,900
6.75%, 8/15/21 (b)		1,750	1,653,750
5.63%, 12/01/21 (b)		9,100	8,235,500
6.50%, 3/15/22 (b)		6,775	7,147,625
7.00%, 3/15/24 (b)		6,649	7,081,185
Verizon Communications, Inc.:
5.25%, 3/16/37		9,010	9,543,140
4.86%, 8/21/46		19,936	19,598,663
5.50%, 3/16/47 (p)		30,000	32,145,030
4.52%, 9/15/48		7,548	7,011,964
Vertiv Group Corp., 9.25%, 10/15/24 (b)		342	377,910
Weatherford International Ltd., 9.88%, 2/15/24 (b)		1,391	1,491,847
Wells Fargo & Co., 2.63%, 7/22/22		12,790	12,814,634
Western Digital Corp.:
7.38%, 4/01/23 (b)		20,747	22,769,833
10.50%, 4/01/24 (p)		40,294	47,698,023
Williams Cos., Inc.:
8.75%, 3/15/32		12,650	16,286,875
5.75%, 6/24/44		16,236	16,885,440
XPO Logistics, Inc., 6.50%, 6/15/22 (b)		2,834	2,943,817

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23	USD	760	$800,850
6.38%, 5/15/25		1,169	1,266,904
5.75%, 1/15/27 (b)		564	597,840

			1,514,186,867
Zimbabwe — 0.0%
First Quantum Minerals Ltd., 7.50%, 4/01/25 (b)		781	801,697
Total Corporate Bonds — 57.2%			2,307,397,234

Floating Rate Loan Interests
Canada — 0.0%
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, (3 mo. LIBOR US + 5.500%), 6.81%, 3/19/21 (q)		127	117,955
France — 0.3%
SFR Group SA (Ypso France SAS):
EUR Term Loan B - 10 Incremental Term Loan, (3 mo. EURIBOR + 3.000%), 3.75%, 1/14/25 (q)	EUR	378	448,800
EUR Term Loan B - 11 Term Loan, 3.00%, 7/31/25 (q)		5,387	6,383,596
EUR Term Loan B -10 Refinancing Term Loan, (3 mo. EURIBOR + 3.000%), 3.75%, 1/14/25 (q)		1,806	2,143,877
Thom Europe, Term Loan B, 4.50%, 7/26/24 (c)(q)		2,500	2,944,693

			11,920,966
Germany — 0.5%
Jade Germany GmbH, Initial Euro Term Loan, (3 mo. EURIBOR + 4.750%), 5.75%, 5/31/23 (q)		7,250	8,708,600
Springer SBM Two GmbH, Term Loan, (Highest of 3 mo. EURIBOR and 1.000%, + 8.000%), 9.00%, 8/16/21 (q)		1,031	1,232,998
Springer Science+Business Media Deutschland GmbH (FKA Blitz 13-253 GmbH), Initial Term B11 Loan, (3 mo. EURIBOR + 3.250%), 3.75%, 8/14/20 (q)		2,038	2,416,124
Techem GmbH, Term Loan B, 3.00%, 7/26/24 (q)		3,000	3,580,261
TigerLuxOne S.à r.l., Euro Term B-1 Loan (First Lien), (3 mo. EURIBOR + 4.500%), 5.50%, 2/22/24 (q)		2,494	2,974,232

			18,912,215
Hong Kong — 0.1%
Fugue Finance BV, Initial Euro Term Loan, 3.25%, 6/26/24 (q)		3,000	3,566,944
Ireland — 0.1%
Eircom Finco S.à r.l., Facility B, (1 mo. EURIBOR + 3.250%), 3.25%, 4/19/24 (q)		3,840	4,563,337
Luxembourg — 0.1%
Azelis Finance SA (Azelis U.S. Holding, Inc.), Euro Term Loan (First Lien), (3 mo. EURIBOR + 4.000%), 5.00%, 12/16/22 (q)		1,399	1,671,567
Delta 2 (Lux) S.à r.l. (Formula One), Term Loan B, 4.25%, 2/01/24 (q)	USD	45	45,000
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, (3 mo. LIBOR US + 2.750%), 4.00%, 6/30/19 (q)		1,196	1,191,648

Floating Rate Loan Interests		Par (000)	Value
Luxembourg (continued)
IVG Immobilien AG, Facility A2 (EUR), (1 mo. EURIBOR + 2.000%), 2.00%, 10/31/17 (c)(q)	EUR	72	$4,251
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.47%, 1/15/20 (q)	USD	2,551	2,526,726

			5,439,192
Netherlands — 0.3%
Amaya Holdings BV:
Initial 2017 Euro Term Loan (First Lien), (3 mo. EURIBOR + 3.750%), 3.75%, 8/01/21 (q)	EUR	1,890	2,252,184
Initial Term B-3 Loan (First Lien), (3 mo. LIBOR US + 3.500%), 4.80%, 8/01/21 (q)	USD	4,596	4,614,752
Ceva Intercompany BV, Dutch BV Term Loan, (3 mo. LIBOR US + 5.500%), 6.81%, 3/19/21 (q)		734	684,137
MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners, LLC), Euro Tranche C-5 Term Loan, (1 mo. EURIBOR + 2.750%), 3.50%, 6/07/23 (q)	EUR	1,995	2,374,663

			9,925,736
Spain — 0.1%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, (6 mo. EURIBOR + 5.000%), 6.00%, 6/18/20 (q)		1,120	1,331,765
Dorna Sports, SL, B2€ Term Loan Facility, 3.25%, 4/12/24 (q)		1,500	1,779,885

			3,111,650
Sweden — 0.1%
Unilabs Diagnostics AB, Facility B2, (6 mo. EURIBOR + 3.000%), 3.00%, 4/19/24 (q)		1,700	1,998,125
Verisure Holding AB (Public), Facility B1E, (3 mo. EURIBOR + 3.000%), 3.00%, 10/21/22 (q)		2,500	2,959,786

			4,957,911
United Kingdom — 0.7%
CD&R Firefly Bidco Ltd., Facility B1, (1 mo. LIBOR US + 4.500%), 4.75%, 7/18/22 (q)	GBP	1,375	1,840,263
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 1.05% - 5.45%, 3/19/21 (q)	USD	719	672,653
INEOS Finance PLC, New 2024 Euro Term Loan, (2 mo. EURIBOR + 2.500%), 3.25%, 4/01/24 (q)	EUR	4,364	5,190,344
INOVYN Finance PLC, 2024 Tranche B Euro Term Loan, (3 mo. EURIBOR + 3.000%), 3.75%, 5/10/24 (q)		2,000	2,392,902
Intervias Finco Ltd. (FKA Optima Sub-Finco Ltd.), Term Facility D2 (EUR), (3 mo. EURIBOR + 4.000%), 4.00%, 1/30/23 (q)		4,430	5,286,455
R&R Ice Cream PLC, Facility B1, (1 mo. EURIBOR + 3.000%), 3.00%, 9/29/23 (q)		2,500	2,991,867
Richmond UK Holdco Ltd., Facility B, (1 mo. LIBOR US + 4.250%), 4.50%, 3/03/24 (q)	GBP	2,830	3,776,692
Sky Betting & Gaming, Term Loan B1, 4.54%, 7/26/24 (q)		2,500	3,330,891
Virgin Media SFA Finance Ltd., J Facility, (1 mo. LIBOR US + 3.500%), 3.75%, 1/31/26 (q)		1,325	1,755,460

			27,237,527

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests		Par (000)	Value
United States — 14.7%
Accudyne Industries Borrower SCA/Accudyne Industries, LLC (FKA Silver II U.S. Holdings, LLC), Refinancing Term Loan, (1 mo. LIBOR US + 3.000%), 4.23%, 12/13/19 (q)	USD	140	$140,397
Albany Molecular Research, Inc., First Lien Term Loan, 3.25%, 8/28/24 (q)		986	993,395
Alere, Inc. (FKA IM US Holdings, LLC), B Term Loan, (1 mo. LIBOR US + 3.250%), 4.49%, 6/20/22 (q)		15,127	15,143,774
AlixPartners LLP, 2017 Refinancing Term Loan, (3 mo. LIBOR US + 3.000%), 4.30%, 4/04/24 (q)		1,342	1,351,485
Alliant Holdings Intermediate, LLC, Initial Term Loan, (3 mo. LIBOR US + 3.250%), 4.56%, 8/12/22 (q)		2,697	2,704,917
Allied Universal Holdco LLC (FKA USAGM Holdco, LLC), Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.750%), 5.05%, 7/28/22 (q)		4,304	4,308,024
Alpha 3 B.V. (AKA Atotech), Initial Term B-1 Loan, (3 mo. LIBOR US + 3.000%), 4.30%, 1/31/24 (q)		515	519,506
Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan, (1 mo. LIBOR US + 2.250%), 3.48%, 7/28/25 (q)		2,035	2,028,895
American Builders & Contractors Supply Co., Inc., Additional Term B-1 Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 10/31/23 (q)		1,683	1,691,500
AmWINS Group, Inc., Term Loan (First Lien), 3.98% - 6.00%, 1/25/24 (q)		1,005	1,007,603
Ascend Performance Materials Operations LLC, Term B Loan, (3 mo. LIBOR US + 5.500%), 6.80%, 8/12/22 (c)(q)		169	170,233
Ascent Resources – Marcellus, LLC (FKA American Energy – Marcellus, LLC), Initial Loan (Second Lien), (1 mo. LIBOR US + 7.500%), 8.72%, 8/04/21 (q)		9,433	672,066
AssuredPartners, Inc., 2017 Refinancing Term Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 10/21/22 (q)		1,976	1,979,151
Avolon TLB Borrower 1 (U.S.) LLC, Initial Term B-2 Loan, 3.98%, 3/21/22 (q)		3,715	3,712,102
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Term B-1 Euro Loan, (3 mo. EURIBOR + 2.250%), 3.00%, 2/01/23 (q)	EUR	1,741	2,083,197
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-3 Loan, 3.48% - 3.55%, 2/16/24 (q)	USD	20,668	20,656,596
Berry Global Group, Inc. (FKA Berry Plastics Corp.), Term I Loan, 3.72% - 3.735, 10/01/22 (q)		1,339	1,344,802
BJ’s Wholesale Club, Inc., Tranche B Term Loan (First Lien), (3 mo. LIBOR US + 3.750%), 4.97%, 2/03/24 (q)		1,910	1,867,672
Boyd Gaming Corp., Refinancing Term B Loan, (1 week LIBOR US + 2.500%), 3.70%, 9/15/23 (q)		719	721,274
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 5.50% - 5.56%, 6/21/24 (q)		3,285	3,309,637
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, (1 mo. LIBOR US + 2.250%), 3.48%, 11/07/23 (q)		2,539	2,554,733
BWay Holding Co., Initial Term Loan, (1 mo. LIBOR US + 3.250%), 3.25% - 4.47%, 4/03/24 (q)		2,894	2,908,470
Caesars Entertainment Resort Properties, LLC, Term B Loan (FirstLien), (1 mo. LIBORUS + 3.500%), 4.73%, 10/11/20 (q)		7,843	7,911,722

Floating Rate Loan Interests		Par (000)	Value
United States (continued)
Calpine Corp., Term Loan, (3 mo. LIBOR US + 2.750%), 4.05%, 1/15/24 (q)	USD	2,005	$2,011,354
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), New Term Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 10/03/23 (q)		1,141	1,153,659
Canyon Valor Cos., Inc. (FKA GTCR Valor Cos., Inc.), Term Loan B (USD),, 4.25%, 6/16/23 (q)		540	544,050
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 5/20/21 (q)		2,956	2,975,094
Cavium, Inc., Term B-1 Loan, (1 mo. LIBOR US + 2.250%), 3.48%, 8/16/22 (c)(q)		3,758	3,781,830
CBS Radio, Inc., Term B Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 10/17/23 (c)(q)		1,004	1,006,747
CenturyLink, Inc., Initial Term B Loan, 2.75%, 1/31/25 (q)		37,679	37,149,233
Ceva Logistics U.S. Holdings Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, (3 mo. LIBOR US + 5.500%), 6.81%, 3/19/21 (q)		1,012	943,638
Charter Communications Operating, LLC (AKA CCO Safari LLC):
Term H-1 Loan, (1 mo. LIBOR US + 2.000%), 3.24%, 1/15/22 (q)		8,450	8,495,676
Term I-1 Loan, (1 mo. LIBOR US + 2.250%), 3.48%, 1/15/24 (q)		9,290	9,351,671
Chemours Co., Tranche B-1 Euro Term Loan, (3 mo. EURIBOR + 2.250%), 3.00%, 5/12/22 (q)	EUR	2,993	3,567,308
Chesapeake Energy Corp., Class A Loan, (3 mo. LIBOR US + 7.500%), 8.69%, 8/23/21 (q)	USD	7,230	7,755,973
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), New Term Loan (First Lien), 4.51% - 4.56%, 6/07/23 (q)		1,906	1,926,840
Chobani, LLC (Chobani Idaho, LLC), Closing Date Term Loan (First Lien), (1 mo. LIBOR US + 4.250%), 5.48%, 10/10/23 (q)		9,307	9,364,733
CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan, 3.95% - 3.98%, 12/31/19 (q)		3,122	3,121,310
CityCenter Holdings LLC, Term B Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 4/18/24 (q)		150	150,709
Clark Equipment Co. (AKA Doosan Bobcat Inc.), Tranche B Term Loan, (3 mo. LIBOR US + 2.750%), 3.93%, 5/18/24 (q)		584	587,185
Continental Building Products, Inc., Replacement Term Loan, (3 mo. LIBOR US + 2.500%), 3.80%, 8/18/23 (q)		1,622	1,625,185
Cotiviti Corp. (Cotiviti Domestic Holdings, Inc.), Initial Term B Loan (First Lien), (3 mo. LIBOR US + 2.500%), 3.80%, 9/28/23 (c)(q)		2,662	2,675,293
CSC Holdings, LLC (FKA CSC Holdings Inc. (Cablevision)), March 2017 Refinancing Term Loan, 3.48%, 7/17/25 (q)		2,524	2,518,230
CSC SW Holdco, Inc. (FKA CSC Serviceworks, Inc.) (AKA Spin Holdco), Term B-1 Loan (First Lien), (1 mo. LIBOR US + 3.750%), 4.98%, 11/14/22 (q)		961	961,124
Cypress Semiconductor Corp., 2016 Incremental Term Loan, (1 mo. LIBOR US + 3.750%), 3.75% - 4.99%, 7/05/21 (q)		7,713	7,753,453
DAE Aviation Holdings, Inc., Term Loan, 3.75%, 7/07/22 (c)(q)		150	150,375
DaVita, Inc. (FKA DaVita HealthCare Partners, Inc.), Tranche B Term Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 6/24/21 (q)		1,363	1,375,305
Dell International LLC (EMC Corp.), New Term B Loan, (1 mo. LIBOR US + 2.500%), 2.50% - 3.74%, 9/07/23 (q)		19,829	19,941,312

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests		Par (000)	Value
United States (continued)
DTZ U.S. Borrower, LLC (DTZ AUS Holdco PTY Ltd.) (AKA Cushman & Wakefield), 2015-1 Additional Term Loan (First Lien), (3 mo. LIBOR US + 3.250%), 4.45% - 4.56%, 11/04/21 (q)	USD	2,344	$2,355,931
Dynegy, Inc., Tranche C-1 Term Loan, (1 mo. LIBOR US + 3.250%), 4.48%, 2/07/24 (q)		3,593	3,609,513
Energy Future Intermediate Holding Co. LLC, Term Loan (DIP), (1 mo. LIBOR US + 3.000%), 4.23%, 6/23/18 (q)		5,765	5,805,355
Energy Transfer Equity LP, Loan, (1 mo. LIBOR US + 2.750%), 3.97%, 2/02/24 (q)		15,670	15,725,336
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, (3 mo. LIBOR US + 3.000%), 4.30%, 12/01/23 (q)		4,010	4,032,526
Equinix, Inc., Term B-2 Loan, (3 mo. EURIBOR + 3.250%), 3.25%, 1/05/24 (q)	EUR	1,397	1,666,265
ESH Hospitality, Inc., Repriced Term Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 8/30/23 (q)	USD	1,378	1,384,745
Filtration Group Corp., Term Loan (First Lien), (2 mo. LIBOR US + 3.000%), 4.26%, 11/23/20 (q)		2,003	2,019,705
First Data Corp.:
2020 Term A Loan, (1 mo. LIBOR US + 2.000%), 3.23%, 6/02/20 (c)(q)		13,377	13,443,885
2024 New Dollar Term Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 4/26/24 (q)		8,475	8,520,378
Flex Acquisition Co., Inc. (AKA Novolex), Initial Term Loan, (3 mo. LIBOR US + 3.250%), 4.55%, 12/29/23 (q)		853	857,434
Gates Global LLC, Initial B-1 Dollar Term Loan, (3 mo. LIBOR US + 3.250%), 4.55%, 4/01/24 (q)		6,063	6,105,541
Go Daddy Operating Co., LLC (GD Finance Co., Inc.), Initial Term Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 2/15/24 (q)		1,955	1,963,468
Gol Luxco SA, Term Loan, 6.50%, 8/31/20		19,925	20,373,313
Grifols Worldwide Operations Ltd., Tranche B Term Loan, (1 week LIBOR US + 2.250%), 3.44%, 1/31/25 (q)		4,090	4,111,058
Harbor Freight Tools USA, Inc., Initial Loan (2016), (1 mo. LIBOR US + 3.250%), 4.48%, 8/18/23 (q)		1,530	1,536,452
Hargray Communications Group, Inc., Initial Term Loan, 3.00%, 5/16/24 (q)		61	61,153
HD Supply Waterworks, Ltd., Term Loan B, 3.00%, 7/19/24 (q)		2,268	2,281,472
HD Supply, Inc., Term B-1 Loan, (3 mo. LIBOR US + 2.750%), 4.05%, 8/13/21 (q)		1,455	1,458,622
Hostess Brands, LLC, 2017 Refinancing Term B Loan (First Lien), (1 mo. LIBOR US + 2.500%), 3.73%, 8/03/22 (q)		1,786	1,801,466
Hyland Software, Inc., Term-1 Loan (First Lien), (1 mo. LIBOR US + 3.250%), 4.48%, 7/01/22 (c)(q)		565	571,356
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-3 Loan, (1 mo. LIBOR US + 5.000%), 5.00%, 6/15/21 (q)		2,490	2,522,362
Informatica Corp., Dollar Term Loan, (3 mo. LIBOR US + 3.500%), 4.80%, 8/05/22 (q)		12,838	12,878,560
inVentiv Group Holdings, Inc., Initial Term Loan, 4.80%, 11/09/23 (q)		2,201	2,202,110
Jaguar Holding Co. I LLC, 2017 Term Loan, 3.98% - 4.05%, 8/18/22 (q)		5,829	5,867,260
JBS USA Lux SA (FKA JBS USA, LLC), Initial Term Loan, 3.765 - 3.80%, 10/30/22 (q)		1,441	1,428,329

Floating Rate Loan Interests		Par (000)	Value
United States (continued)
KAR Auction Services, Inc., Tranche B-5 Term Loan, (3 mo. LIBOR US + 2.500%), 3.81%, 3/09/23 (q)	USD	746	$749,967
KFC Holding Co. (AKA Yum! Brands), Term B Loan, (1 mo. LIBOR US + 2.000%), 3.23%, 6/16/23 (q)		9,900	9,948,032
Klockner Pentaplast of America, Inc. (FKA Kleopatra Acquisition Corp.), Euro Term Loan, (3 mo. EURIBOR + 4.750%), 4.75%, 6/30/22 (q)	EUR	7,000	8,232,213
Kronos, Inc., Incremental Term Loan (First Lien), (3 mo. LIBOR US + 3.500%), 4.68%, 11/01/23 (q)	USD	2,174	2,199,468
Las Vegas Sands, LLC, Refinancing Term Loan (2017), (1 mo. LIBOR US + 2.000%), 3.23%, 3/29/24 (q)		5,212	5,233,126
Level 3 Financing, Inc., Tranche B 2024 Term Loan, (1 mo. LIBOR US + 2.250%), 3.48%, 2/22/24 (q)		6,250	6,274,437
Lions Gate Entertainment Corp., Term B Loan, (1 mo. LIBOR US + 3.000%), 4.23%, 12/08/23 (q)		7,344	7,410,284
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), (3 mo. LIBOR US + 3.250%), 4.55%, 4/13/20 (q)		2,282	2,290,158
MacDermid European Holdings BV (MacDermid Funding LLC), Euro Tranche C-4 Term Loan, (1 mo. EURIBOR + 3.250%), 4.25%, 6/07/20 (q)	EUR	2,571	3,060,718
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B-5 Term Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 6/07/20 (q)	USD	1,014	1,019,993
Tranche B-6 Term Loan, (1 mo. LIBOR US + 3.000%), 4.23%, 6/07/23 (q)		869	873,659
MEG Energy Corp., Initial Term Loan, (1 mo. LIBOR US + 3.500%), 3.50%, 12/31/23 (q)		1,265	1,257,891
MGM Growth Properties Operating Partnership LP, Term B Loan, (1 mo. LIBOR US + 2.250%), 3.48%, 4/25/23 (q)		3,157	3,168,005
Michaels Stores, Inc., 2016 New Replacement Term B-1 Loan, 3.97% - 3.98%, 1/30/23 (q)		613	612,999
Micron Technology, Inc., Term Loan, (3 mo. LIBOR US + 2.500%), 3.80%, 4/26/22 (q)		11,686	11,786,970
Microsemi Corp., Closing Date Term B Loan, (3 mo. LIBOR US + 2.250%), 3.55%, 1/15/23 (q)		5,943	5,962,496
Mission Broadcasting, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 1/17/24 (q)		259	260,854
Misys Ltd., Dollar Term Loan (First Lien), (3 mo. LIBOR US + 3.500%), 3.50% - 4.74%, 6/13/24 (q)		2,604	2,624,259
MPH Acquisition Holdings LLC, Initial Term Loan, (3 mo. LIBOR US + 3.000%), 4.30%, 6/07/23 (q)		1,596	1,606,854
National Vision, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.000%), 4.23%, 3/12/21 (q)		1,974	1,982,881
Nexstar Broadcasting, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 1/17/24 (q)		2,117	2,134,412
Northwest Airlines, Inc.:
Loan B757-200, (6 mo. LIBOR US + 1.230%), 2.46%, 9/10/18 (c)(q)		139	136,796

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests		Par (000)	Value
Loan B757-200, (6 mo. LIBOR US + 1.230%), 2.65%, 9/10/18 (c)(q)	USD	138	$135,850
Loan B757-300, (6 mo. LIBOR US + 1.230%), 2.65%, 9/10/18 (c)(q)		137	134,835
ON Semiconductor Corp., 2017 New Replacement Term Loan, (1 mo. LIBOR US + 2.250%), 3.48%, 3/31/23 (q)		8,148	8,176,365
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, (3 mo. LIBOR US + 3.750%), 5.05%, 6/30/21 (q)		4,689	4,704,873
Patheon Holdings I BV (FKA DPX Holdings BV), Tranche B Dollar Term Loan, 4.50%, 4/22/24 (q)		3,217	3,224,159
Peak 10 Holding Corp., Term Loan B, 3.50%, 7/24/24 (q)		710	712,663
PetCo Animal Supplies, Inc., Term Loan, (3 mo. LIBOR US + 3.000%), 4.31%, 1/26/23 (q)		1,358	1,227,104
PetSmart, Inc., Tranche B-2 Loan, (1 mo. LIBOR US + 3.000%), 4.23%, 3/11/22 (q)		270	254,761
Pinnacle Foods Finance LLC, Initial Term Loan, (1 mo. LIBOR US + 2.000%), 3.23%, 2/02/24 (q)		1,876	1,883,227
PQ Corp., First Amendment Tranche B-1 Term Loan, (3 mo. LIBOR US + 4.250%), 5.56%, 11/04/22 (q)		644	646,086
Prestige Brands, Inc., Term B-4 Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 1/26/24 (q)		1,396	1,402,702
Prime Security Services Borrower, LLC (AKA Protection 1 Security Solutions), 2016-2 Refinancing Term B-1 Loan (First Lien), (1 mo. LIBOR US + 2.750%), 3.98%, 5/02/22 (q)		9,284	9,329,804
Quintiles IMS, Inc.:
Term B-1 Dollar Loan, 3.20% - 3.30%, 3/07/24 (q)		5,910	5,952,234
Term B-1 Euro Loan, 2.00%, 3/07/24 (q)	EUR	1,500	1,788,018
Rackspace Hosting, Inc., 2017 Refinancing Term B Loan (First Lien), 4.26% - 4.31%, 11/03/23 (q)	USD	1,486	1,495,193
Radiate Holdco, LLC (AKA RCN Grande), Closing Date Term Loan, (1 mo. LIBOR US + 3.000%), 4.23%, 2/01/24 (q)		743	732,414
RBS Global, Inc. (Rexnord LLC), Term B Loan Refinancing, 3.98% - 4.06%, 8/21/23 (q)		1,969	1,978,192
Revlon Consumer Products Corp., Initial Term B Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 9/07/23 (q)		556	501,904
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), (1 mo. LIBOR US + 4.750%), 5.99%, 8/21/20 (c)(q)		360	364,500
RP Crown Parent, LLC, Initial Term Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 10/12/23 (q)		5,264	5,322,765
RPI Finance Trust, Initial Term Loan B-6, (3 mo. LIBOR US + 2.000%), 3.30%, 3/27/23 (q)		695	698,086
Sabre GLBL ,Inc. (FKA Sabre, Inc.), 2017 Incremental Term Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 2/22/24 (q)		8,358	8,420,685
Serta Simmons Bedding LLC, Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.500%), 4.68% - 4.80%, 11/08/23 (q)		2,557	2,561,241
Servicemaster Co., LLC, Tranche C Term Loan, (1 mo. LIBOR US + 2.500%), 3.73%, 11/08/23 (q)		3,721	3,738,046
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.), Initial Term B Loan, 3.98% - 4.05%, 5/01/21 (q)		641	642,709
SolarWinds Holdings, Inc., 2017 Refinancing Term Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 2/03/23 (q)		14,628	14,726,941

Floating Rate Loan Interests		Par (000)	Value
Solera, LLC (Solera Finance, Inc.), Dollar Term Loan, (2 mo. LIBOR US + 3.250%), 4.51%, 3/03/23 (q)	USD	542	$545,676
Spectrum Brands, Inc., 2017 Refinanced USD Term Loan, 3.18% - 3.26%, 6/23/22 (q)		2,485	2,498,056
Sprint Communications, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.500%), 3.75%, 2/02/24 (q)		13,946	13,991,372
Station Casinos LLC, Term B Facility Loan, 3.73%, 6/08/23 (q)		1,279	1,281,136
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 4.98%, 11/03/20 (q)		2,164	2,178,469
Surgery Partners LLC, Term Loan B, 3.25%, 6/20/24 (q)		3,311	3,339,971
Telenet Financing USD LLC, Term Loan AI Facility, 3.98%, 6/30/25 (q)		2,135	2,145,675
Tempo Acquisition LLC, Initial Term Loan, 4.23%, 5/01/24 (q)		1,470	1,481,334
Terra-Gen Finance Co. LLC, Term Loan, 4.25%, 12/09/21 (c)(q)		473	430,498
TIBCO Software, Inc., Term B-1 Loan, (1 mo. LIBOR US + 3.500%), 4.73%, 12/04/20 (q)		574	576,323
TKC Holdings, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 4.250%), 5.48%, 2/01/23 (q)		1,032	1,038,545
TransDigm, Inc., Tranche F Term Loan, (1 mo. LIBOR US + 3.000%), 4.23%, 6/09/23 (q)		17,172	17,250,815
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan, (1 mo. LIBOR US + 2.750%), 3.99%, 6/27/23 (q)		3,920	3,947,682
Unitymedia Hessen GmbH & Co. KG, Term Loan B, 2.25%, 9/08/25 (q)		1,455	1,451,595
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 3/15/24 (q)		10,640	10,597,534
USI, Inc. (FKA Compass Investors, Inc.), Initial Term Loan, (3 mo. LIBOR US + 3.000%), 4.18%, 5/16/24 (q)		465	463,549
Veritas U.S., Inc., New Euro Term B Loan, (3 mo. EURIBOR + 4.500%), 5.50%, 1/27/23 (q)	EUR	8,737	10,425,326
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan, (3 mo. LIBOR US + 4.500%), 5.23%, 11/30/23 (q)	USD	2,187	2,206,075
VF Holding Corp., Term B-1 Loan (First Lien), (3 mo. LIBOR US + 3.250%), 4.55%, 6/30/23 (q)		933	937,615
Virgin Media Bristol LLC, I Facility, 3.98%, 1/31/25 (q)		290	291,415
Vistra Operations Co., LLC (FKA Tex Operations Co., LLC):
Initial Term C Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 8/04/23 (q)		350	350,881
Initial Term Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 8/04/23 (q)		1,525	1,529,276
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.49% - 4.55%, 4/02/20 (q)		2,174	2,130,162
WESCO Distribution, Inc., Tranche B-1 Loan, (1 mo. LIBOR US + 3.000%), 4.23%, 12/12/19 (q)		81	81,327
Western Digital Corp.:
Term A Loan, 2.00%, 4/29/21 (q)		2,632	2,639,364
U.S. Term B-2 Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 4/29/23 (q)		8,080	8,134,391
WEX, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.750%), 3.98%, 6/30/23 (q)		2,133	2,155,382

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests		Par (000)	Value
Wilsonart LLC, Tranche C Term Loan, (3 mo. LIBOR US + 3.500%), 4.80%, 12/19/23 (q)	USD	2,533	$2,552,404
Ziggo Secured Finance Partnership, Term Loan E Facility, 3.73%, 4/15/25 (q)		2,115	2,117,644

			593,603,354
Total Floating Rate Loan Interests — 17.0%			683,356,787

Foreign Agency Obligations
Brazil — 0.3%
Petrobras Global Finance BV:
4.75%, 1/14/25	EUR	5,760	7,158,263
8.75%, 5/23/26	USD	2,800	3,290,000
6.63%, 1/16/34	GBP	1,200	1,588,172

			12,036,435
Canada — 0.0%
NOVA Chemicals Corp.:
4.88%, 6/01/24 (b)	USD	233	234,456
5.25%, 6/01/27 (b)		311	311,777

			546,233
China — 0.9%
Avi Funding Co. Ltd., 2.85%, 9/16/20		1,100	1,101,872
Bluestar Finance Holdings Ltd., 3.50%, 9/30/21		606	609,692
CDBI Treasure I Ltd., 2.25%, 8/02/21		800	781,950
Chang Development International Ltd., 3.63%, 1/20/20		1,500	1,493,309
China Overseas Finance Cayman III Ltd., 6.38%, 10/29/43		680	821,853
Chinalco Capital Holdings Ltd., 4.25%, 4/21/22		1,800	1,822,529
CITIC Ltd., 6.80%, 1/17/23		2,000	2,345,854
CNAC HK Finbridge Co. Ltd.:
3.50%, 7/19/22		2,725	2,741,748
4.13%, 7/19/27		1,000	1,011,278
CNAC HK Synbridge Co. Ltd., 5.00%, 5/05/20		2,857	2,899,712
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		1,950	2,033,602
Dianjian Haiyu Ltd., (5 yr. Swap Semi 30/360 US + 6.773%), 3.50% (i)(k)		1,230	1,228,365
HeSteel Hong Kong Co. Ltd., 4.25%, 4/07/20		1,700	1,689,263
Huarong Finance 2017 Co. Ltd., 4.75%, 4/27/27		900	929,075
Huarong Finance II Co. Ltd.:
5.50%, 1/16/25		1,200	1,294,152
4.63%, 6/03/26		772	790,518
4.88%, 11/22/26		467	486,395
ICBCIL Finance Co. Ltd., 3.38%, 4/05/22		3,215	3,257,489
Industrial & Commercial Bank of China Ltd./Dubai DIFC, 2.50%, 6/16/21		2,000	1,980,650
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		600	583,057
Minmetals Bounteous Finance BVI Ltd., 4.75%, 7/30/25		1,900	2,029,200
Shanhai Hong Kong International Investments Ltd., 3.88%, 4/20/20		925	932,486
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 7/30/24		208	227,720
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 2/04/27		208	223,741
Sinopec Group Overseas Development 2017 Ltd., 4.25%, 4/12/47		1,400	1,410,276

Foreign Agency Obligations		Par (000)	Value
China (continued)
SPIC U.S. Dollar Bond Co. Ltd., 3.88%, 12/06/26	USD	775	$792,637
Tewoo Group Finance No. 3 Ltd., 4.63%, 4/06/20		835	851,267

			36,369,690
France — 0.9%
Electricite de France SA, 3.63%, 10/13/25		12,305	12,717,353
NEW Areva Holding SA, 4.88%, 9/23/24	EUR	18,250	24,401,603

			37,118,956
Hong Kong — 0.1%
China Cinda Finance I Ltd.:
4.25%, 4/23/25	USD	2,970	3,023,956
4.40%, 3/09/27		1,300	1,328,947
China Great Wall International Holdings III Ltd.,
2.63%, 10/27/21		1,150	1,125,336

			5,478,239
India — 0.2%
BPRL International Singapore Pte. Ltd., 4.38%, 1/18/27		2,725	2,830,509
Greenko Dutch BV, 5.25%, 7/24/24		1,275	1,273,725
Greenko Investment Co., 4.88%, 8/16/23		1,814	1,782,244
Hindustan Petroleum Corp. Ltd., 4.00%, 7/12/27		1,005	1,009,602
NTPC Ltd., 5.63%, 7/14/21		1,100	1,209,899

			8,105,979
Indonesia — 0.2%
Pertamina Persero PT:
5.63%, 5/20/43		2,255	2,389,987
6.45%, 5/30/44		2,460	2,863,255
Perusahaan Gas Negara Persero Tbk, 5.13%, 5/16/24		983	1,061,984

			6,315,226
Mongolia — 0.0%
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		1,107	1,192,836
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC, 3.63%, 1/12/23		1,300	1,308,674
DP World Crescent Ltd., 3.91%, 5/31/23		200	204,800

			1,513,474
Venezuela — 0.0%
Petroleos de Venezuela SA, 6.00%, 11/15/26		4,200	1,365,420
Total Foreign Agency Obligations — 2.7%			110,042,488

Foreign Government Obligations
Argentina — 0.1%
Republic of Argentina, 6.88%, 4/22/21		4,705	5,064,933
Belarus — 0.0%
Republic of Belarus, 8.95%, 1/26/18		1,400	1,435,448
Brazil — 0.2%
Federal Republic of Brazil, 2.88%, 4/01/21	EUR	5,000	6,164,027
Croatia — 0.2%
Republic of Croatia, 3.88%, 5/30/22		6,000	7,901,840
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24	USD	4,500	5,111,298

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	27

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Foreign Government Obligations		Par (000)	Value
Indonesia — 0.3%
Republic of Indonesia:
2.88%, 7/08/21	EUR	6,200	$7,863,212
3.70%, 1/08/22	USD	1,150	1,189,332
5.88%, 1/15/24		950	1,086,620
4.33%, 5/28/25		1,000	1,042,500
4.15%, 3/29/27		2,025	2,063,070

			13,244,734
Ivory Coast — 0.0%
Republic of Ivory Coast, 5.75%, 12/31/32 (r)		1,448	1,418,839
Kuwait — 0.1%
State of Kuwait, 2.75%, 3/20/22		1,452	1,462,600
Maldives — 0.0%
Republic of Maldives, 7.00%, 6/07/22		700	705,447
Mongolia — 0.0%
Government of Mongolia, 7.50%, 6/30/18	CNH	4,000	593,123
Portugal — 0.3%
Republic of Portugal, 5.13%, 10/15/24	USD	12,875	13,187,863
Russia — 0.2%
Russian Federation, 5.00%, 4/29/20		8,500	9,001,262
Serbia — 0.4%
Republic of Serbia:
5.88%, 12/03/18		7,400	7,744,100
4.88%, 2/25/20		5,700	5,978,491

			13,722,591
Sri Lanka — 0.2%
Republic of Sri Lanka:
6.25%, 7/27/21		211	224,715
5.75%, 1/18/22		1,200	1,253,738
6.13%, 6/03/25		1,800	1,869,581
6.85%, 11/03/25		1,300	1,402,287
6.83%, 7/18/26		1,879	2,024,647
6.20%, 5/11/27		1,150	1,184,503

			7,959,471
Ukraine — 0.1%
Ukraine Government, 7.75%, 9/01/21		2,600	2,684,500
Venezuela — 0.0%
Bolivarian Republic of Venezuela, 11.75%, 10/21/26		1,500	633,750
Total Foreign Government Obligations — 2.2%			90,291,726

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.1%
United Kingdom — 0.1%
Paragon Mortgages No. 13 PLC, Series 2006-13X, Class A2C, (3 mo. LIBOR US + 0.180%), 1.48%, 1/15/39 (a)		5,143	4,912,099
Commercial Mortgage-Backed Securities — 1.2%
United States — 1.2%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ, 5.68%, 6/10/49 (d)		101	101,450
Commercial Mortgage Trust:
Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 4.14%, 8/13/27 (a)(b)		1,000	1,004,507
Series 2014-PAT, Class F, (1 mo. LIBOR US + 2.441%), 3.43%, 8/13/27 (a)(b)		2,000	1,960,829
Series 2014-PAT, Class G, (1 mo. LIBOR US + 1.593%), 2.58%, 8/13/27 (a)(b)		2,000	1,986,900

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Core Industrial Trust:
Series 2015-CALW, Class F, 3.85%, 2/10/34 (b)(d)	USD	4,620	$4,647,225
Series 2015-CALW, Class G, 3.85%, 2/10/34 (b)(d)		5,640	5,520,376
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 4/15/37		193	190,269
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (b)(d)		8,740	8,759,589
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (b)(d)		4,620	4,574,501
Series 2015-NRF, Class GFX, 3.38%, 12/15/34 (b)(d)		8,545	8,236,766
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 6/10/28 (b)(d)		2,545	2,542,658
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class B, 5.86%, 6/15/38 (d)		1,444	1,445,697
Lone Star Portfolio Trust, Series 2015-LSP, Class E, (1 mo. LIBOR US + 5.600%), 6.83%, 9/15/28 (a)(b)		5,533	5,630,440
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class D, 3.85%, 11/15/48		2,585	1,989,971

			48,591,178
Interest Only Commercial Mortgage-Backed Securities — 0.1%
United States — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.76%, 5/10/58 (d)		21,211	2,386,177
Total Non-Agency Mortgage-Backed Securities — 1.4%			55,889,454

Preferred Securities
Capital Trusts
Australia — 0.0%
Macquarie Bank Ltd., (5 yr. Swap Semi 30/360 US + 3.703%), 6.13% (i)(k)		750	772,500
Austria — 0.0%
RZB Finance Jersey IV Ltd., (3 mo. EURIBOR + 1.950%), 1.62% (i)(k)	EUR	300	345,373
Belgium — 0.1%
Ethias SA, 5.00%, 1/14/26		3,200	4,162,811
China — 0.2%
Chalieco Hong Kong Corp. Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.292%), 5.70% (i)(k)	USD	841	868,820
China Life Insurance Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.294%), 4.00%, 7/03/75 (i)		2,800	2,841,513
Far East Horizon Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 7.620%), 4.35%, 12/14/27 (i)		425	427,659
Huarong Finance 2017 Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 7.773%), 4.50% (i)(k)		660	674,077
Huarong Finance II Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.709%), 2.88% (i)(k)		1,500	1,440,065

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Preferred Securities		Par (000)	Value
China (continued)
Yancoal International Resources Development Co. Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.300%), 5.75% (i)(k)	USD	980	$1,004,457

			7,256,591
France — 0.5%
Electricite de France SA, (8 yr. Euro Swap + 2.441%), 4.13% (i)(k)	EUR	2,700	3,399,921
Orange SA:
(5 yr. Euro Swap + 3.361%), 4.00% (i)(k)		4,400	5,645,713
(5 yr. Euro Swap + 3.668%), 5.25% (i)(k)		3,565	4,816,552
Société Générale SA:
(5 yr. Swap Semi 30/360 US + 6.238%), 7.38% (b)(i)(k)	USD	4,578	5,001,465
(USD Swap Rate 11:00 am NY 1 + 5.873%), 8.00% (b)(i)(k)		2,200	2,558,050

			21,421,701
Germany — 0.2%
Grand City Properties SA, (5 yr. Euro Swap + 3.888%), 3.75% (i)(k)	EUR	2,700	3,353,281
HSH Nordbank AG, 7.25% (k)	USD	22,084	4,339,506

			7,692,787
Hong Kong — 0.2%
Bank of East Asia Ltd.:
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.834%), 5.50% (i)(k)		1,062	1,068,362
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.682%), 5.63% (i)(k)		1,130	1,144,410
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, (3 mo. LIBOR US + 0.000%), 1.38% (a)(k)		4,100	3,360,770
Industrial & Commercial Bank of China Asia Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.135%), 4.25% (i)(k)		1,400	1,392,048
Nanyang Commercial Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.205%), 5.00% (i)(k)		1,700	1,706,351

			8,671,941
Italy — 0.3%
Intesa Sanpaolo SpA, (5 yr. Euro Swap + 6.884%), 7.00% (i)(k)	EUR	5,244	6,735,493
UniCredit SpA, (5 yr. Euro Swap + 9.300%), 9.25% (i)(k)		3,034	4,180,673

			10,916,166
Japan — 0.1%
SoftBank Group Corp., (USD Swap Rate 11:00 am NY 1 + 4.226%), 6.00% (i)(k)	USD	4,374	4,412,273
Netherlands — 0.3%
ING Groep NV, (5 yr. Swap Semi 30/360 US + 4.446%), 6.50% (i)(k)		10,281	11,098,339
Philippines — 0.0%
Royal Capital BV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.930%), 4.88% (i)(k)		354	356,539

Preferred Securities		Par (000)	Value
South Korea — 0.1%
Korean Air Lines Co. Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 10.440%), 6.88%, 6/12/47 (i)	USD	700	$719,113
Shinsegae Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 2.63%, 5/08/45 (i)		900	887,645
Woori Bank:
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.306%), 4.50% (i)(k)		1,547	1,546,510
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.347%), 5.25% (i)(k)		1,425	1,457,080

			4,610,348
Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA, (5 yr. Euro Swap + 9.177%), 8.88% (i)(k)	EUR	4,000	5,575,680
Banco Santander SA, (5 yr. Euro Swap + 6.803%), 6.75% (i)(k)		10,500	13,835,926
Telefonica Europe BV:
(5 yr. Euro Swap + 3.858%), 3.75% (i)(k)		2,000	2,477,984
(10 yr. Euro Swap + 4.301%), 5.88% (i)(k)		1,500	2,035,248

			23,924,838
Switzerland — 0.9%
Credit Suisse Group AG, (5 yr. Swap Semi 30/360 US + 3.455%), 6.25% (b)(i)(k)	USD	20,813	22,341,632
UBS Group AG:
(USD Swap Rate 11:00 am NY 1 + 5.497%), 6.88% (i)(k)		9,269	9,994,299
(5 yr. Swap Semi 30/360 US + 4.590%), 6.88% (i)(k)		4,471	4,901,334

			37,237,265
United Kingdom — 1.9%
HBOS Capital Funding LP, 6.85% (k)		10,041	10,258,890
HSBC Holdings PLC:
(USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00% (i)(k)		30,000	31,465,500
(USD Swap Rate 11:00 am NY 1 + 5.514%), 6.88% (i)(k)		11,952	13,107,758
National Westminster Bank PLC, (3 mo. LIBOR US + 0.250%), 1.50% (a)(k)		5,800	4,784,791
Royal Bank of Scotland Group PLC, (5 yr. Swap Semi 30/360 US + 7.598%), 8.63% (i)(k)		15,000	16,565,700

			76,182,639
United States — 1.9%
JPMorgan Chase Capital XXIII, (3 mo. LIBOR US + 1.000%), 2.18%, 5/15/47 (a)(p)		33,798	31,305,397
State Street Corp., (3 mo. LIBOR US + 1.000%), 2.25%, 6/15/47 (a)		33,769	31,256,586
Viacom, Inc., (3 mo. LIBOR US + 3.895%), 5.88%, 2/28/57 (i)		11,750	12,043,750

			74,605,733
Total Capital Trusts — 7.3%			293,667,844

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	29

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Preferred Stocks		Shares	Value
France — 0.1%
Nexans SA, 2.50% (j)		37,174	$3,440,864
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00% (c)(g)		11,824	314,937
Novartex Holding Luxembourg SCA Equity, 0.00% (c)(g)		94	—

			314,937
United States — 0.1%
SLM Corp., 1.99% (i)(k)		50,000	3,580,000
Total Preferred Stocks — 0.2%			7,335,801
Total Preferred Securities — 7.5%			301,003,645

U.S. Treasury Obligations — 0.4%		Par (000)
U.S. Treasury Bonds, 2.88%, 11/15/46	USD	16,165	16,069,012
Total Long-Term Investments (Cost — $3,867,100,494) — 97.3%			3,921,699,977

Short-Term Securities
Borrowed Bond Agreements — 25.2%(s)
Amherst Pierpont Securities LLC, 0.65%, Open (t)		20,125	20,125,000
(Purchased on 5/19/17 to be repurchased at $20,150,436, collateralized by Express Scripts Holding Co., 4.80% due at 7/15/46, par and fair value of USD 20,000,000 and $20,871,660, respectively)
Amherst Pierpont Securities LLC, 0.75%, Open (t)		27,000	27,000,000
(Purchased on 4/06/17 to be repurchased at $27,063,563, collateralized by Anheuser-Busch InBev Finance, Inc., 4.90% due at 2/01/46, par and fair value of USD 25,000,000 and $28,076,725, respectively)
Amherst Pierpont Securities LLC, 0.75%, Open (t)		4,233	4,232,550
(Purchased on 7/07/17 to be repurchased at $4,234,402, collateralized by Mylan NV, 3.95% due at 6/15/26, par and fair value of USD 4,170,000 and $4,253,229, respectively)
Amherst Pierpont Securities LLC, 0.77%, 8/01/17		11,651	11,650,800
(Purchased on 7/31/17 to be repurchased at $11,651,049, collateralized by U.S. Treasury Notes, 1.75% due at 6/30/22, par and fair value of USD 11,680,000 and $11,634,378, respectively)
Amherst Pierpont Securities LLC, 1.05%, 8/01/17		71,768	71,767,651
(Purchased on 7/31/17 to be repurchased at $71,769,744, collateralized by U.S. Treasury Notes, 2.25% due at 2/15/27, par and fair value of USD 71,233,400 and $71,002,461, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(s)
Barclays Bank PLC, (2.75)%, Open (t)	EUR	2,517	$2,979,150
(Purchased on 6/30/17 to be repurchased at EUR 2,511,224, collateralized by NEW Areva Holding SA, 4.38% due at 11/06/19, par and fair value of EUR 2,300,000 and $2,932,066, respectively)
Barclays Bank PLC, (0.70)%, Open (t)		9,650	11,423,604
(Purchased on 2/06/17 to be repurchased at EUR 9,617,326, collateralized by Kingdom of Spain, 5.40% due at 1/31/23, par and fair value of EUR 7,600,000 and $11,408,259, respectively)
Barclays Bank PLC, (0.25)%, Open (t)	USD	2,714	2,713,750
(Purchased on 1/26/17 to be repurchased at $2,710,301, collateralized by Bank of Communications Co. Ltd., 5.00% (k), par and fair value of USD 2,600,000 and $2,704,000, respectively)
Barclays Capital, Inc., 0.65%, Open (t)		2,795	2,795,000
(Purchased on 6/28/17 to be repurchased at $2,796,615, collateralized by Rackspace Hosting, Inc., 8.63% due at 11/15/24, par and fair value of USD 2,600,000 and $2,808,000, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		14,850	14,850,000
(Purchased on 3/20/17 to be repurchased at $14,891,147, collateralized by Exxon Mobil Corp., 3.04% due at 3/01/26, par and fair value of USD 15,000,000 and $15,297,600, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		15,188	15,187,500
(Purchased on 3/20/17 to be repurchased at $15,229,582, collateralized by Exxon Mobil Corp., 4.11% due at 3/01/46, par and fair value of USD 15,000,000 and $15,991,860, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		6,408	6,408,375
(Purchased on 3/20/17 to be repurchased at $6,426,132, collateralized by Macy’s Retail Holdings, Inc., 2.88% due at 2/15/23, par and fair value of USD 6,900,000 and $6,483,785, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		8,646	8,645,600
(Purchased on 3/20/17 to be repurchased at $8,669,556, collateralized by Seagate HDD, 4.75% due at 6/01/23, par and fair value of USD 8,560,000 and $8,527,900, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		17,531	17,531,074
(Purchased on 5/19/17 to be repurchased at $17,556,640, collateralized by CVS Health Corp., 5.13% due at 7/20/45, par and fair value of USD 15,261,000 and $17,513,066, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		2,551	2,551,250
(Purchased on 6/23/17 to be repurchased at $2,553,110, collateralized by Hess Corp., 4.30% due at 4/01/27, par and fair value of USD 2,600,000 and $2,581,535, respectively)

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(s)
Barclays Capital, Inc., 0.75%, Open (t)	USD	14,008	$14,008,410
(Purchased on 7/07/17 to be repurchased at $14,014,539, collateralized by JPMorgan Chase & Co., 6.75% due at 8/29/49, par and fair value of USD 11,973,000 and $13,715,072, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		22,775	22,775,000
(Purchased on 7/07/17 to be repurchased at $22,784,964, collateralized by Citigroup, Inc., 6.25% (k), par and fair value of USD 20,000,000 and $22,468,000, respectively)
Barclays Capital, Inc., 0.75%, Open (t)		22,850	22,850,000
(Purchased on 7/07/17 to be repurchased at $22,859,997, collateralized by Bank of America Corp., 6.30% (k), par and fair value of USD 20,000,000 and $22,625,000, respectively)
BNP Paribas Securities Corp., 0.76%, Open (t)		29,892	29,891,589
(Purchased on 7/24/17 to be repurchased at $29,896,637, collateralized by U.S. Treasury Notes, 1.75% due at 6/30/22, par and fair value of USD 29,929,000 and $29,812,097, respectively)
Citigroup Global Markets Limited, 0.15%, Open (t)		1,638	1,637,862
(Purchased on 5/26/17 to be repurchased at $1,638,285, collateralized by Barclays Bank PLC, 7.63% due at 11/21/22, par and fair value of USD 1,393,000 and $1,614,069, respectively)
Citigroup Global Markets, Inc., (1.75)%, Open (t)		4,916	4,915,500
(Purchased on 6/19/17 to be repurchased at $4,905,703, collateralized by Anadarko Petroleum Corp., 5.55% due at 3/15/26, par and fair value of USD 4,350,000 and $4,881,587, respectively)
Citigroup Global Markets, Inc., 0.25%, Open (t)		3,463	3,463,063
(Purchased on 3/22/17 to be repurchased at $3,466,189, collateralized by Ally Financial, Inc., 5.13% due at 9/30/24, par and fair value of USD 3,350,000 and $3,571,100, respectively)
Citigroup Global Markets, Inc., 0.25%, Open (t)		10,763	10,762,500
(Purchased on 5/18/17 to be repurchased at $10,768,031, collateralized by Allergan Funding SCS, 4.75% due at 3/15/45, par and fair value of USD 10,000,000 and $10,895,880, respectively)
Citigroup Global Markets, Inc., 0.50%, Open (t)		9,382	9,381,556
(Purchased on 7/11/17 to be repurchased at $9,384,032, collateralized by JPMorgan Chase & Co., 6.75% due at 8/29/49, par and fair value of USD 8,027,000 and $9,194,928, respectively)
Citigroup Global Markets, Inc., 0.60%, Open (t)		2,538	2,537,500
(Purchased on 3/15/17 to be repurchased at $2,543,294, collateralized by Level 3 Financing, Inc., 5.38% due at 5/01/25, par and fair value of USD 2,500,000 and $2,656,250, respectively)
Citigroup Global Markets, Inc., 0.70%, Open (t)		3,754	3,753,750
(Purchased on 6/12/17 to be repurchased at $3,757,254, collateralized by Rackspace Hosting, Inc., 8.63% due at 11/15/24, par and fair value of USD 3,500,000 and $3,780,000, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(s)
Citigroup Global Markets, Inc., 0.75%, Open (t)	USD	446	$446,286
(Purchased on 6/29/17 to be repurchased at $446,584, collateralized by Kennametal, Inc., 3.88% due at 2/15/22, par and fair value of USD 437,000 and $448,851, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (t)		10,013	10,012,500
(Purchased on 4/28/17 to be repurchased at $10,034,013, collateralized by Zimmer Biomet Holdings, Inc., 3.55% due at 4/01/25, par and fair value of USD 10,000,000 and $10,096,730, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (t)		12,411	12,410,937

(Purchased on 6/15/17 to be repurchased at $12,423,538, collateralized by Plains All American Pipeline LP/PAA Finance Corp., 4.50% due at 12/15/26, par and fair value of USD 11,750,000 and $12,029,991, respectively)

Citigroup Global Markets, Inc., 0.85%, Open (t)		17,337	17,336,749
(Purchased on 6/20/17 to be repurchased at $17,353,532, collateralized by CVS Health Corp., 5.13% due at 7/20/45, par and fair value of USD 14,739,000 and $16,914,034, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (t)		10,987	10,987,000
(Purchased on 6/21/17 to be repurchased at $10,997,636, collateralized by Mylan NV, 5.25% due at 6/15/46, par and fair value of USD 10,000,000 and $10,934,850, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (t)		15,113	15,112,500
(Purchased on 6/21/17 to be repurchased at $15,127,130, collateralized by Molson Coors Brewing Co., 4.20% due at 7/15/46, par and fair value of USD 15,000,000 and $14,820,720, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (t)		21,250	21,250,000
(Purchased on 6/21/17 to be repurchased at $21,270,571, collateralized by Williams Partners LP, 5.10% due at 9/15/45, par and fair value of USD 20,000,000 and $20,711,960, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (t)		23,776	23,776,250
(Purchased on 6/21/17 to be repurchased at $23,799,267, collateralized by Ford Motor Credit Co. LLC, 4.39% due at 1/08/26, par and fair value of USD 23,000,000 and $23,842,145, respectively)
Credit Suisse Securities (USA) LLC, (0.25)%, Open (t)		24,844	24,843,750
(Purchased on 6/15/17 to be repurchased at $24,835,814, collateralized by Philip Morris International, Inc., 2.75% due at 2/25/26, par and fair value of USD 25,000,000 and $24,482,975, respectively)
Credit Suisse Securities (USA) LLC, 0.50%, Open (t)		2,760	2,760,000
(Purchased on 6/23/17 to be repurchased at $2,761,342, collateralized by Republic of Ecuador, 7.95% due at 6/20/24, par and fair value of USD 3,000,000 and $2,872,500, respectively)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	31

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(s)
Credit Suisse Securities (USA) LLC, 0.80%, Open (t)	USD	22,275	$22,275,000
(Purchased on 7/21/17 to be repurchased at $22,278,465, collateralized by Wells Fargo & Co., 5.88% (k), par and fair value of USD 20,000,000 and $22,175,000, respectively)
Credit Suisse Securities (USA) LLC, 1.00%, 8/01/17		14,363	14,362,819
(Purchased on 7/31/17 to be repurchased at $14,363,218, collateralized by U.S. Treasury Notes, 2.38% due at 5/15/27, par and fair value of USD 14,185,500 and $14,286,898, respectively)
Credit Suisse Securities (USA) LLC, 1.08%, 8/01/17		55,386	55,386,187
(Purchased on 7/31/17 to be repurchased at $55,387,849, collateralized by U.S. Treasury Notes, 2.00% due at 5/31/24, par and fair value of USD 55,525,000 and $55,204,010, respectively)
Deutsche Bank AG, (0.60)%, Open (t)	EUR	9,861	11,673,754
(Purchased on 1/31/17 to be repurchased at EUR 9,831,703, collateralized by Kingdom of Spain, 5.40% due at 1/31/23, par and fair value of EUR 7,600,000 and $11,408,259, respectively)
Deutsche Bank Securities, Inc., 0.50%, Open (t)	USD	24,125	24,125,000
(Purchased on 1/13/17 to be repurchased at $24,190,339, collateralized by AbbVie, Inc., 4.45% due at 5/14/46, par and fair value of USD 25,000,000 and $26,044,350, respectively)
Deutsche Bank Securities, Inc., 0.80%, 8/01/17		89,775	89,775,000
(Purchased on 7/31/17 to be repurchased at $89,776,995, collateralized by U.S. Treasury Notes, 1.75% due at 6/30/22, par and fair value of USD 90,000,000 and $89,648,460, respectively)
Deutsche Bank Securities, Inc., 1.06%, Open (t)		28,217	28,217,000
(Purchased on 6/19/17 to be repurchased at $28,252,726, collateralized by U.S. Treasury Notes, 1.75% due at 5/31/22, par and fair value of USD 28,217,000 and $28,119,990, respectively)
J.P. Morgan Securities LLC, 1.11%, 8/01/17		88,497	88,497,000
(Purchased on 7/31/17 to be repurchased at $88,499,729, collateralized by U.S. Treasury Notes, 1.75% due at 5/31/22, par and fair value of USD 88,497,000 and $88,192,747, respectively)
J.P. Morgan Securities PLC, (2.00)%, Open (t)	EUR	3,466	4,102,663
(Purchased on 7/03/17 to be repurchased at EUR 3,460,485, collateralized by NEW Areva Holding SA, 4.38% due at 11/06/19, par and fair value of EUR 3,000,000 and $3,824,433, respectively)
J.P. Morgan Securities PLC, (1.65)%, Open (t)		2,780	3,290,942
(Purchased on 7/11/17 to be repurchased at EUR 2,777,569, collateralized by Saipem Finance International BV, 3.75% due at 9/08/23, par and fair value of EUR 2,500,000 and $3,049,755, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(s)
J.P. Morgan Securities PLC, (1.10)%, Open (t)	EUR	790	$934,860
(Purchased on 4/18/17 to be repurchased at EUR 787,204, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 700,000 and $851,720, respectively)
J.P. Morgan Securities PLC, 0.00%, Open (t)	USD	2,972	2,971,678
(Purchased on 7/07/17 to be repurchased at $2,971,678, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (k), par and fair value of USD 2,600,000 and $2,737,020, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.40%, Open (t)		12,840	12,840,000
(Purchased on 6/15/17 to be repurchased at $12,846,563, collateralized by Novartis Capital Corp., 4.00% due at 11/20/45, par and fair value of USD 12,000,000 and $12,672,300, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.55%, Open (t)		12,240	12,240,000
(Purchased on 6/15/17 to be repurchased at $12,248,602, collateralized by Merck & Co., Inc., 3.70% due at 2/10/45, par and fair value of USD 12,000,000 and $12,054,696, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.80%, 8/01/17		7,333	7,333,287
(Purchased on 7/31/17 to be repurchased at $7,333,450, collateralized by U.S. Treasury Notes, 1.50% due at 6/15/20, par and fair value of USD 7,315,000 and $7,317,282, respectively)
RBC Capital Markets, LLC, (0.25)%, Open (t)		1,338	1,338,250
(Purchased on 3/10/17 to be repurchased at $1,336,949, collateralized by JC Penney Corp., Inc., 5.88% due at 7/01/23, par and fair value of USD 1,325,000 and $1,341,563, respectively)
RBC Capital Markets, LLC, 0.00%, Open (t)		5,978	5,978,000
(Purchased on 7/31/17 to be repurchased at $5,978,000, collateralized by Seagate HDD Cayman, 4.75% due at 1/01/25, par and fair value of USD 6,100,000 and $5,917,488, respectively)
RBC Capital Markets, LLC, 0.60%, Open (t)		14,303	14,302,800

(Purchased on 5/12/17 to be repurchased at $14,321,155, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 4.10% due at 10/01/46, par and fair value of USD 16,440,000 and $14,951,013, respectively)

RBC Capital Markets, LLC, 0.90%, Open (t)		6,953	6,952,500
(Purchased on 4/13/17 to be repurchased at $6,970,750, collateralized by ERAC USA Finance LLC, 3.80% due at 11/01/25, par and fair value of USD 6,750,000 and $6,970,455, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		25,620	25,620,000
(Purchased on 5/09/17 to be repurchased at $25,673,162, collateralized by Verizon Communications, Inc., 2.63% due at 8/15/26, par and fair value of USD 28,000,000 and $25,914,140, respectively)

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(s)
RBC Capital Markets, LLC, 0.90%, Open (t)	USD	19,100	$19,100,000

(Purchased on 5/12/17 to be repurchased at $19,136,768, collateralized by Plains All American Pipeline LP/PAA Finance Corp., 4.90% due at 2/15/45, par and fair value of USD 20,000,000 and $18,703,340, respectively)

RBC Capital Markets, LLC, 0.90%, Open (t)		1,061	1,060,800
(Purchased on 5/16/17 to be repurchased at $1,062,789, collateralized by Mylan NV, 3.95% due at 6/15/26, par and fair value of USD 1,040,000 and $1,060,757, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		19,688	19,687,500
(Purchased on 6/09/17 to be repurchased at $19,711,617, collateralized by Dell International LLC/EMC Corp., 8.35% due at 7/15/46, par and fair value of USD 15,000,000 and $19,590,585, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		1,838	1,837,500

(Purchased on 6/21/17 to be repurchased at $1,839,292, collateralized by Plains All American Pipeline LP/PAA Finance Corp., 4.65% due at 10/15/25, par and fair value of USD 1,750,000 and $1,813,170, respectively)

RBC Capital Markets, LLC, 0.90%, Open (t)		20,350	20,350,000
(Purchased on 6/21/17 to be repurchased at $20,370,350, collateralized by Target Corp., 4.00% due at 7/01/42, par and fair value of USD 20,000,000 and $20,151,020, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		4,638	4,638,375
(Purchased on 6/21/17 to be repurchased at $4,643,013, collateralized by United Rentals North America, Inc., 5.88% due at 9/15/26, par and fair value of USD 4,275,000 and $4,600,969, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		9,675	9,675,000
(Purchased on 6/21/17 to be repurchased at $9,684,675, collateralized by CBS Corp., 2.90% due at 1/15/27, par and fair value of USD 10,000,000 and $9,551,110, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		2,192	2,191,875
(Purchased on 7/07/17 to be repurchased at $2,193,026, collateralized by Anadarko Petroleum Corp., 6.60% due at 3/15/46, par and fair value of USD 1,750,000 and $2,157,097, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		10,550	10,550,000
(Purchased on 7/21/17 to be repurchased at $10,551,846, collateralized by QUALCOMM, Inc., 4.30% due at 5/20/47, par and fair value of USD 10,000,000 and $10,286,370, respectively)
RBC Capital Markets, LLC, 0.90%, Open (t)		5,330	5,330,000
(Purchased on 7/24/17 to be repurchased at $5,330,800, collateralized by Netflix, Inc., 4.38% due at 11/15/26, par and fair value of USD 5,200,000 and $5,265,000, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(s)
RBC Capital Markets, LLC, 0.90%, Open (t)	USD	4,263	$4,263,000
(Purchased on 7/26/17 to be repurchased at $4,263,426, collateralized by Seagate HDD Cayman, 4.75% due at 1/01/25, par and fair value of USD 4,350,000 and $4,219,848, respectively)

			1,015,674,796
		Shares
Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.89% (u)(v)		57,863,957	57,863,957
Total Short-Term Securities (Cost — $1,070,984,365) — 26.6%			1,073,538,753

Options Purchased
(Cost — $6,595,249) — 0.1%			3,108,105
Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short (Cost — $4,944,680,108) — 124.0%			4,998,346,835

Options Written
(Premiums Received — $541,115) — (0.0)%			(332,150)

Borrowed Bonds		Par (000)
Corporate Bonds — (14.5)%
Belgium — (0.7)%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46	USD	25,000	(28,076,725)
China — (0.1)%
Bank of Communications Co. Ltd., 5.00% (i)(k)		2,600	(2,704,000)
France — (0.2)%
NEW Areva Holding SA, 4.38%, 11/06/19	EUR	5,300	(6,756,499)
Israel — (0.4)%
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	USD	16,440	(14,951,013)
Italy — (0.1)%
Saipem Finance International BV, 3.75%, 9/08/23	EUR	2,500	(3,049,755)
Switzerland — (0.3)%
Novartis Capital Corp., 4.00%, 11/20/45	USD	12,000	(12,672,300)
Syngenta Finance NV, 1.88%, 11/02/21	EUR	700	(851,720)

			(13,524,020)
United Kingdom — 0.0%
Barclays Bank PLC, 7.63%, 11/21/22	USD	1,393	(1,614,069)
United States — (12.7)%
AbbVie, Inc., 4.45%, 5/14/46		25,000	(26,044,350)
Allergan Funding SCS, 4.75%, 3/15/45		10,000	(10,895,880)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	33

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Borrowed Bonds		Par (000)	Value
Corporate Bonds (continued)
United States (continued)
Ally Financial, Inc., 5.13%, 9/30/24	USD	3,350	$(3,571,100)
Anadarko Petroleum Corp.:
5.55%, 3/15/26		4,350	(4,881,587)
6.60%, 3/15/46		1,750	(2,157,097)
Bank of America Corp., 6.30% (i)(k)		20,000	(22,625,000)
CBS Corp., 2.90%, 1/15/27		10,000	(9,551,110)
Citigroup, Inc., 6.25% (i)(k)		20,000	(22,468,000)
CVS Health Corp., 5.13%, 7/20/45		30,000	(34,427,100)
Dell International LLC/EMC Corp., 8.35%, 7/15/46 (b)		15,000	(19,590,585)
ERAC USA Finance LLC, 3.80%, 11/01/25 (b)		6,750	(6,970,455)
Express Scripts Holding Co., 4.80%, 7/15/46		20,000	(20,871,660)
Exxon Mobil Corp.:
3.04%, 3/01/26		15,000	(15,297,600)
4.11%, 3/01/46		15,000	(15,991,860)
Ford Motor Credit Co. LLC, 4.39%, 1/08/26		23,000	(23,842,145)
Hess Corp., 4.30%, 4/01/27		2,600	(2,581,535)
JC Penney Corp., Inc., 5.88%, 7/01/23 (b)		1,325	(1,341,563)
JPMorgan Chase & Co., 6.75% (i)(k)		20,000	(22,910,000)
Kennametal, Inc., 3.88%, 2/15/22		437	(448,851)
Level 3 Financing, Inc., 5.38%, 5/01/25		2,500	(2,656,250)
Macy’s Retail Holdings, Inc., 2.88%, 2/15/23		6,900	(6,483,785)
Merck & Co., Inc., 3.70%, 2/10/45		12,000	(12,054,696)
Molson Coors Brewing Co., 4.20%, 7/15/46		15,000	(14,820,720)
Mylan NV:
3.95%, 6/15/26		5,210	(5,313,986)
5.25%, 6/15/46		10,000	(10,934,850)
Netflix, Inc., 4.38%, 11/15/26 (b)		5,200	(5,265,000)
Philip Morris International, Inc., 2.75%, 2/25/26		25,000	(24,482,975)
Plains All American Pipeline LP/PAA Finance Corp.:
4.65%, 10/15/25		1,750	(1,813,170)
4.50%, 12/15/26		11,750	(12,029,991)
4.90%, 2/15/45		20,000	(18,703,340)
QUALCOMM, Inc., 4.30%, 5/20/47		10,000	(10,286,370)
Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)		6,100	(6,588,000)
Seagate HDD, 4.75%, 6/01/23		8,560	(8,527,900)
Seagate HDD Cayman, 4.75%, 1/01/25		4,350	(4,219,848)
Target Corp., 4.00%, 7/01/42		20,000	(20,151,020)
United Rentals North America, Inc., 5.88%, 9/15/26		4,275	(4,600,969)
Verizon Communications, Inc., 2.63%, 8/15/26		28,000	(25,914,140)
Wells Fargo & Co., 5.88% (i)(k)		20,000	(22,175,000)
Williams Partners LP, 5.10%, 9/15/45		20,000	(20,711,960)
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/25		10,000	(10,096,730)

			(514,298,178)
Total Corporate Bonds			(584,974,259)

Foreign Agency Obligations — (0.1)%
China — (0.1)%
Industrial & Commercial Bank of China Ltd., 6.00% (i)(k)		2,600	(2,737,020)

Borrowed Bonds		Par (000)	Value
Foreign Government Obligations — (0.6)%
Ecuador — (0.1)%
Republic of Ecuador, 7.95%, 6/20/24	USD	3,000	$(2,872,500)
Spain — (0.5)%
Kingdom of Spain, 5.40%, 1/31/23	EUR	15,200	(22,816,518)
Total Foreign Government Obligations			(25,689,018)

U.S. Treasury Obligations — (9.8)%
United States — (9.8)%
U.S. Treasury Notes:
1.50%, 6/15/20	USD	7,315	(7,317,282)
1.75%, 5/31/22-6/30/22		248,323	(247,407,672)
2.00%, 5/31/24		55,525	(55,204,010)
2.25%, 2/15/27		71,233	(71,002,461)
2.38%, 5/15/27		14,186	(14,286,898)
Total U.S. Treasury Obligations			(395,218,323)
Total Borrowed Bonds (Proceeds — $991,321,981) — (25.0)%			(1,008,618,620)

Investments Sold Short		Shares
Common Stocks — (0.1)%
United States — (0.1)%
Capital One Financial Corp.		24,500	(2,111,410)
Tenet Healthcare Corp.		50,500	(876,175)

			(2,987,585)

Corporate Bonds — (0.1)%		Par (000)
United States — (0.1)%
Seagate HDD Cayman, 4.75%, 01/01/25	USD	2,575	(2,497,956)

Investment Companies — (0.2)%		Shares
United States — (0.2)%
Industrial Select Sector SPDR ETF		60,000	(4,098,600)
iShares iBoxx $ High Yield Corporate Bond ETF (u)		5,000	(444,550)
iShares JPMorgan USD Emerging Markets Bond ETF (u)		30,000	(3,457,800)
VanEck Vectors Semiconductor ETF		20,000	(1,716,800)

			(9,717,750)

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

U.S. Treasury Obligations — (0.8)%		Par (000)	Value
United States — (0.8)%
U.S. Treasury Bonds, 3.00%, 02/15/47 (p)	USD	3,924	$(3,999,008)
U.S. Treasury Notes:
1.75%, 06/30/22		10,225	(10,185,061)
2.38%, 05/15/27		16,265	(16,381,262)
2.00%, 06/30/24		170	(168,898)

			(30,734,229)

Value
Total Investments Sold Short (Proceeds — $45,238,553) — (1.2)%	$(45,937,520)
Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 97.8%	3,943,458,545
Other Assets Less Liabilities — 2.2%	88,432,693

Net Assets — 100.0%	$4,031,891,238

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Amount is less than USD 500.

(f)	Zero-coupon bond.

(g)	Non-income producing security.

(h)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(j)	Convertible security.

(k)	Perpetual security with no stated maturity date.

(l)	Issuer filed for bankruptcy and/or is in default.

(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(n)	Amount is less than GBP 500.

(o)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(p)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.

(q)	Variable rate security. Rate shown is the rate in effect as of period end.

(r)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(s)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(t)	The amount to be repurchased assumes the maturity will be the day after the period end.

(u)	During the year ended July 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Shares Purchased		Shares Sold	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, TempFund, Institutional Class	15,672,026	—		(15,672,026)[2]	—	—	$5,062	$775	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	57,863,957	[3]	—	57,863,957	$57,863,957	787,958	—	—
iShares 20+ Year Treasury Bond ETF	—	155,000		(155,000)	—	—	26,600	93,910	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	287,568		(287,568)	—	—	74,049	65,430	—
Total						$57,863,957	$893,669	$160,115	—

[1]	Includes net capital gain distributions.
[2]	Represents net shares sold.
[3]	Represents net shares purchased.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	35

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Affiliate	Shares Held at July 31, 2016	Shares Purchased	Shares Sold	Shares Held at July 31, 2017	Value at July 31, 2017	Expense	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	(535,000)	625,000	(95,000)	(5,000)	$(444,550)	$(1,285,336)	$(2,239,328)	$1,188,524
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	85,000	(85,000)	—	—	(134,652)	307,309	—
iShares JP Morgan USD Emerging Markets Bond ETF	—	—	(30,000)	(30,000)	(3,457,800)	(13,280)	—	(20,391)
iShares U.S. Preferred Stock ETF	—	290,000	(290,000)	—	—	(41,978)	25,710	—
Total					$(3,902,350)	$(1,475,246)	$(1,906,309)	$1,168,133

(v)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Non-Cash Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Deutsche Bank Securities, Inc.	(3.00)%	7/03/17	Open	$2,943,281	$2,936,659	Corporate Bonds	Open/Demand[1]

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	150	September 2017	$6,121	$(31,406)
Short Contracts
Euro-Bobl	(641)	September 2017	$100,209	110,820
Euro-Bund	(1,046)	September 2017	$200,535	1,802,165
Euro-OAT	(38)	September 2017	$6,693	31,456
Euro-Schatz	(146)	September 2017	$19,370	(23,583)
Long Gilt British	(182)	September 2017	$30,261	262,510
Russell 2000 E-Mini Index	(75)	September 2017	$5,342	(88,791)
S&P 500 E-Mini Index	(645)	September 2017	$79,593	(1,343,487)
U.S. Treasury Bonds (30 Year)	(41)	September 2017	$6,272	(27,337)
U.S. Treasury Notes (10 Year)	(632)	September 2017	$79,563	(5,062)
U.S. Treasury Notes (2 Year)	(60)	September 2017	$12,981	(2,933)
U.S. Treasury Notes (5 Year)	(423)	September 2017	$49,977	35,711
U.S. Ultra Treasury Bonds (30 Year)	(77)	September 2017	$12,667	(126,371)
U.S. Ultra Treasury Notes (10 Year)	(99)	September 2017	$13,370	(9,433)

				615,665
Total				$584,259

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	20,234,446	GBP	17,044,000	Bank of America N.A.	8/02/17	$1,466,747
EUR	11,871,000	USD	13,468,291	BNP Paribas S.A.	8/03/17	587,025
EUR	85,000,000	USD	96,411,682	Citibank N.A.	8/03/17	4,228,687
EUR	531,655,000	USD	624,333,133	Citibank N.A.	8/03/17	5,148,693

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	73,935,000	USD	83,876,305	Deutsche Bank AG	8/03/17	$3,663,056
GBP	118,736,301	USD	155,542,773	Citibank N.A.	8/03/17	1,135,297
GBP	9,373,000	USD	12,167,747	Deutsche Bank AG	8/03/17	200,362
GBP	15,000,000	USD	19,498,758	Morgan Stanley & Co. International PLC	8/03/17	294,440
GBP	9,373,000	USD	12,292,811	Deutsche Bank AG	9/06/17	90,399
GBP	15,000,000	USD	19,662,323	Morgan Stanley & Co. International PLC	9/06/17	155,042
USD	804,048	HKD	6,253,000	HSBC Bank PLC	9/14/17	2,446

						16,972,194

USD	17,136,380	EUR	15,664,252	Goldman Sachs International	8/02/17	(1,409,075)
USD	4,960,000	EUR	4,534,687	Goldman Sachs International	8/02/17	(408,774)
USD	38,628,618	GBP	29,712,038	UBS AG	8/02/17	(576,351)
USD	1,266,929	CNH	8,633,000	HSBC Bank PLC	8/03/17	(16,197)
USD	333,446	CNH	2,272,000	HSBC Bank PLC	8/03/17	(4,242)
USD	13,567,663	EUR	11,871,000	BNP Paribas S.A.	8/03/17	(487,652)
USD	704,664,656	EUR	616,655,000	Citibank N.A.	8/03/17	(25,457,539)
USD	84,498,833	EUR	73,935,000	Deutsche Bank AG	8/03/17	(3,040,528)
USD	154,115,563	GBP	118,736,301	Citibank N.A.	8/03/17	(2,562,507)
USD	12,279,427	GBP	9,373,000	Deutsche Bank AG	8/03/17	(88,683)
USD	19,640,751	GBP	15,000,000	Morgan Stanley & Co. International PLC	8/03/17	(152,447)
USD	1,617,080	CNH	10,905,000	Morgan Stanley & Co. International PLC	9/06/17	(868)
USD	625,423,567	EUR	531,655,000	Citibank N.A.	9/06/17	(5,281,074)
USD	155,711,367	GBP	118,736,301	Citibank N.A.	9/06/17	(1,158,000)

						(40,643,937)
Net Unrealized Depreciation						$(23,671,743)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Energy Select Sector SPDR ETF	1,500	8/18/17	USD	68.00	USD	9,993	$47,250
Financial Select Sector SPDR ETF	3,250	8/18/17	USD	26.00	USD	8,154	11,375
Technology Select Sector SPDR ETF	2,000	8/18/17	USD	58.00	USD	11,432	66,000
AMC Networks, Inc.	750	9/15/17	USD	70.00	USD	4,796	76,875
Apple Inc.	550	9/15/17	USD	160.00	USD	8,180	71,500
Centurylink, Inc.	2,000	9/15/17	USD	29.00	USD	4,654	15,000
HCA Healthcare, Inc.	750	9/15/17	USD	92.50	USD	6,026	5,625
iShares 20+ Year Treasury Bond ETF	1,250	9/15/17	USD	135.00	USD	15,505	6,875
CBOE Volatility Index	1,000	9/20/17	USD	25.00	USD	1,026	30,000
CBOE Volatility Index	750	9/20/17	USD	21.00	USD	770	33,750
CBOE Volatility Index	1,500	10/18/17	USD	24.00	USD	1,539	75,000
QUALCOMM, Inc.	3,150	10/20/17	USD	65.00	USD	16,755	18,900
Centurylink, Inc.	1,250	1/19/18	USD	30.00	USD	2,909	18,750
QUALCOMM, Inc.	650	1/19/18	USD	70.00	USD	3,457	12,025

							488,925

Put
Caterpillar, Inc.	1,250	8/18/17	USD	80.00	USD	14,244	3,125
Caterpillar, Inc.	750	8/18/17	USD	70.00	USD	8,546	1,875
CBS Corp.	700	8/18/17	USD	57.50	USD	4,608	6,300

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	37

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Freeport-McMoRan, Inc.	2,000	8/18/17	USD	10.00	USD	2,924	$3,000
Hewlett Packard Enterprise Co.	700	8/18/17	USD	16.00	USD	1,226	1,400
iShares iBoxx $ High Yield Corporate Bond ETF	5,600	8/18/17	USD	87.00	USD	49,790	58,800
iShares iBoxx $ High Yield Corporate Bond ETF	1,500	8/18/17	USD	88.00	USD	13,337	36,000
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	8/18/17	USD	88.50	USD	8,891	39,000
iShares MSCI Emerging Markets Index ETF	1,000	8/18/17	USD	39.50	USD	4,380	3,000
iShares MSCI Emerging Markets Index ETF	750	8/18/17	USD	40.00	USD	3,285	3,000
iShares Russell 2000 Index ETF	1,000	8/18/17	USD	137.00	USD	14,151	48,500
PowerShares QQQ Trust, Series 1 ETF	650	8/18/17	USD	140.00	USD	9,310	48,100
PowerShares QQQ Trust, Series 1 ETF	500	8/18/17	USD	130.00	USD	7,162	5,250
SPDR S&P 500 ETF Trust	1,000	8/18/17	USD	240.00	USD	24,677	41,500
SPDR S&P 500 ETF Trust	500	8/18/17	USD	243.00	USD	12,339	32,750
SPDR S&P Oil & Gas Exploration & Production ETF	1,000	8/18/17	USD	28.00	USD	3,252	5,500
Tenet Healthcare Corp.	600	8/18/17	USD	15.00	USD	1,041	22,500
Tenet Healthcare Corp.	850	8/18/17	USD	14.00	USD	1,475	12,750
VanEck Vectors Semiconductor ETF	500	8/18/17	USD	75.00	USD	4,292	7,500
Verizon Communications, Inc.	1,050	8/18/17	USD	41.00	USD	5,082	2,100
Ally Financial, Inc.	750	9/15/17	USD	17.00	USD	1,698	7,500
AMC Networks, Inc.	250	9/15/17	USD	50.00	USD	1,599	3,750
Capital One Financial Corp.	850	9/15/17	USD	70.00	USD	7,325	8,500
DISH Network Corp.	500	9/15/17	USD	57.50	USD	3,202	31,250
Health Care Select Sector SPDR ETF	850	9/15/17	USD	80.00	USD	6,791	109,225
Industrial Select Sector SPDR ETF	750	9/15/17	USD	67.00	USD	5,123	48,375
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	9/15/17	USD	84.00	USD	8,891	11,500
iShares iBoxx $ High Yield Corporate Bond ETF	750	9/15/17	USD	88.00	USD	6,668	49,125
iShares iBoxx $High Yield Corporate Bond ETF	1,250	9/15/17	USD	86.00	USD	11,114	28,750
iShares iBoxx $ High Yield Corporate Bond ETF	850	9/15/17	USD	87.00	USD	7,557	31,875
iShares JPMorgan USD Emerging Markets Bond ETF	1,850	9/15/17	USD	110.00	USD	21,323	18,500
PowerShares QQQ Trust, Series 1 ETF	500	9/15/17	USD	141.00	USD	7,162	103,500
PowerShares QQQ Trust, Series 1 ETF	1,350	9/15/17	USD	139.00	USD	19,336	211,950
SPDR S&P 500 ETF Trust	650	9/15/17	USD	244.00	USD	16,040	135,525
SPDR S&P 500 ETF Trust	500	9/15/17	USD	245.00	USD	12,339	117,500
SPDR S&P Retail ETF	500	9/15/17	USD	37.00	USD	2,058	14,000
Western Digital Corp.	250	9/15/17	USD	75.00	USD	2,128	19,500
Chesapeake Energy Corp.	1,750	10/20/17	USD	4.00	USD	868	23,625
Dell Technologies, Inc.	750	10/20/17	USD	55.00	USD	4,820	26,250
Valeant Pharmaceuticals International, Inc.	700	10/20/17	USD	11.00	USD	1,152	10,500
Valeant Pharmaceuticals International, Inc.	1,500	10/20/17	USD	10.00	USD	2,469	15,750
Western Digital Corp.	1,100	10/20/17	USD	70.00	USD	9,363	103,400
Freeport-McMoRan, Inc.	1,150	11/17/17	USD	10.00	USD	1,681	8,050
J C Penney Co., Inc.	550	11/17/17	USD	4.50	USD	298	19,525
Tenet Healthcare Corp.	450	11/17/17	USD	14.00	USD	781	36,000
Tenet Healthcare Corp.	500	11/17/17	USD	16.00	USD	868	72,500
Ultra Petroleum Corp.	500	11/17/17	USD	10.00	USD	515	17,500
VanEck Vectors Semiconductor ETF	500	11/17/17	USD	75.00	USD	4,292	70,000
Ally Financial, Inc.	950	12/15/17	USD	17.00	USD	2,151	19,000
Capital One Financial Corp.	600	12/15/17	USD	60.00	USD	5,171	14,400
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,500	12/15/17	USD	114.00	USD	18,167	30,000
iShares JPMorgan USD Emerging Markets Bond ETF	1,250	12/15/17	USD	105.00	USD	14,408	25,000
Freeport-McMoRan, Inc.	650	1/19/18	USD	10.00	USD	950	10,725

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Freeport-McMoRan, Inc.	1,000	1/19/18	USD	11.00	USD	1,462	$28,500
Hewlett Packard Enterprise Co.	700	1/19/18	USD	15.00	USD	1,226	31,150
Micron Technology, Inc.	750	1/19/18	USD	20.00	USD	2,109	44,625
Valeant Pharmaceuticals International, Inc.	250	1/19/18	USD	9.00	USD	412	5,000
Valeant Pharmaceuticals International, Inc.	250	1/19/18	USD	10.00	USD	412	7,875
Valeant Pharmaceuticals International, Inc.	500	1/19/18	USD	12.50	USD	823	40,250
Western Digital Corp.	350	1/19/18	USD	60.00	USD	2,979	41,825

							2,033,725
Total							$2,522,650

OTC Credit Default Swaptions Purchased
								Notional
		Expiration	Exercise	Received by the Fund		Paid by the Fund		Amount
Description	Counterparty	Date	Rate	Rate	Frequency	Rate	Frequency	(000)	Value
Put
Bought protection on 5-Year Credit Default Swaps, 6/20/22	Citibank N.A.	8/16/17	250.00%	ITRAXX.XO.27.V1	Quarterly	5.00%	Quarterly	EUR 26,200	$38,778
Bought protection on 5-Year Credit Default Swaps, 6/20/22	Citibank N.A.	8/16/17	250.00%	ITRAXX.XO.27.V1	Quarterly	5.00%	Quarterly	EUR 26,200	38,778
Total									$77,556

OTC Interest Rate Swaptions Purchased
								Notional
		Expiration	Exercise	Received by the Fund		Paid by the Fund		Amount
Description	Counterparty	Date	Rate	Rate	Frequency	Rate	Frequency	(000)	Value
Put
10-Year Interest Rate Swap, 9/22/27	Goldman Sachs International	9/22/17	1.13%	6-month GBP LIBOR	Semi-Annual	1.13%	Semi-Annual	GBP 3,770	$98,240
5-Year Interest Rate Swap, 10/04/22	Citibank N.A.	10/02/17	2.30%	3-month LIBOR	Quarterly	2.30%	Semi-Annual	USD 29,300	11,001
7-Year Interest Rate Swap, 10/04/24	Citibank N.A.	10/02/17	2.45%	3-month LIBOR	Quarterly	2.45%	Semi-Annual	USD 10,400	7,051
10-Year Interest Rate Swap, 12/09/27	Deutsche Bank AG	12/07/17	2.45%	3-month LIBOR	Quarterly	2.45%	Semi-Annual	USD 10,400	82,422
10-Year Interest Rate Swap, 12/09/27	Deutsche Bank AG	12/07/17	2.65%	3-month LIBOR	Quarterly	2.65%	Semi-Annual	USD 31,200	113,206
5-Year Interest Rate Swap, 12/09/22	Deutsche Bank AG	12/07/17	2.15%	3-month LIBOR	Quarterly	2.15%	Semi-Annual	USD 25,200	84,255
5-Year Interest Rate Swap, 12/13/22	Deutsche Bank AG	12/11/17	2.35%	3-month LIBOR	Quarterly	2.35%	Semi-Annual	USD 75,500	111,724
Total									$507,899

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	39

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	3,100	8/18/17	USD	82.00	USD	27,562	$(34,100)
iShares iBoxx $ High Yield Corporate Bond ETF	2,250	8/18/17	USD	84.00	USD	20,005	(11,250)
iShares MSCI Emerging Markets Index ETF	750	8/18/17	USD	37.00	USD	3,285	(1,500)
iShares Russell 2000 Index ETF	1,000	8/18/17	USD	127.00	USD	14,151	(11,500)
PowerShares QQQ Trust, Series 1 ETF	650	8/18/17	USD	131.00	USD	9,310	(8,125)
SPDR S&P 500 ETF Trust	1,000	8/18/17	USD	230.00	USD	24,677	(15,500)
SPDR S&P 500 ETF Trust	500	8/18/17	USD	233.00	USD	12,339	(9,750)
Health Care Select Sector SPDR ETF	850	9/15/17	USD	74.00	USD	6,791	(12,750)
Industrial Select Sector SPDR ETF	750	9/15/17	USD	63.00	USD	5,123	(16,125)
iShares iBoxx $ High Yield Corporate Bond ETF	2,000	9/15/17	USD	83.00	USD	17,782	(32,000)
PowerShares QQQ Trust, Series 1 ETF	500	9/15/17	USD	131.00	USD	7,162	(27,250)
PowerShares QQQ Trust, Series 1 ETF	1,350	9/15/17	USD	129.00	USD	19,336	(57,375)
SPDR S&P 500 ETF Trust	500	9/15/17	USD	235.00	USD	12,339	(43,250)
SPDR S&P 500 ETF Trust	650	9/15/17	USD	234.00	USD	16,040	(51,675)
Total							$(332,150)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
ITRAXX.FINSR.25.V1	1.00%	6/20/21	EUR	14,270	$(260,751)
ITRAXX.FINSR.27.V1	1.00%	6/20/22	EUR	80,780	(721,755)
ITRAXX.XO.27.V1	5.00%	6/20/22	EUR	199,710	(7,599,080)
CDX.NA.IG.28.V1	1.00%	6/20/22	USD	150,000	(433,232)
Total					$(9,014,818)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
ITRAXX.EUR.21.V1	1.00%	6/20/19	BBB+	EUR	22,298	$ 191,657
ITRAXX.EUR.25.V1	1.00%	6/20/21	A-	EUR	17,520	264,491
ITRAXX.EUR.27.V1	1.00%	6/20/22	A-	EUR	218,190	3,373,449
Total						$3,829,597

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.30%[1]	3-month LIBOR	9/23/17	USD	3,250	$ (11,454)
1.10%[1]	3-month LIBOR	1/26/18	USD	5,700	7,390
1.02%[1]	3-month LIBOR	1/30/18	USD	12,000	20,823
1.25%[2]	3-month LIBOR	2/13/18	USD	3,660	10,553
1.24%[1]	3-month LIBOR	5/14/18	USD	4,000	3,779
1.22%[1]	3-month LIBOR	8/14/18	USD	6,300	(5,779)
1.89%[1]	3-month LIBOR	9/11/19	USD	5,000	(60,725)
1.99%[1]	3-month LIBOR	9/23/19	USD	7,500	(105,911)

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.78%[1]	3-month LIBOR	12/23/19	USD	6,000	$(25,337)
1.44%[2]	3-month LIBOR	1/22/20	USD	2,790	(13,740)
1.44%[1]	3-month LIBOR	1/22/20	USD	2,480	12,062
1.67%[1]	3-month LIBOR	2/13/20	USD	1,930	(11,316)
1.69%[1]	3-month LIBOR	2/20/20	USD	4,000	(24,726)
1.65%[1]	3-month LIBOR	4/20/20	USD	4,000	(13,668)
1.69%[1]	3-month LIBOR	5/29/20	USD	6,000	(8,639)
1.92%[1]	3-month LIBOR	6/12/20	USD	4,000	(31,497)
1.54%[1]	3-month LIBOR	11/04/20	USD	9,000	43,735
2.38%[1]	3-month LIBOR	9/23/21	USD	1,000	(29,880)
1.91%[1]	3-month LIBOR	2/13/22	USD	2,080	(17,944)
1.80%[1]	3-month LIBOR	4/02/22	USD	3,000	(4,872)
1.86%[1]	3-month LIBOR	4/20/22	USD	3,000	(12,229)
1.92%[1]	3-month LIBOR	1/22/25	USD	4,230	51,936
1.92%[1]	3-month LIBOR	1/22/25	USD	920	11,263
2.01%[1]	3-month LIBOR	10/23/25	USD	8,200	44,448
2.20%[1]	3-month LIBOR	4/20/27	USD	1,500	(4,970)
2.20%[1]	3-month LIBOR	4/20/27	USD	1,200	(3,425)
Total					$(180,123)

[1]	The Fund pays the fixed rate and receives the floating rate.
[2]	The Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,750	$(43,589)	$52,463	$(96,052)
ITRAXX.FINSR.19.V1	1.00%	Citibank N.A.	6/20/18	EUR	31,100	(348,638)	(177,685)	(170,953)
Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(58,394)	(5,285)	(53,109)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	15,000	(198,167)	(141,982)	(56,185)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	15,000	(203,223)	(123,224)	(79,999)
Dell, Inc.	1.00%	Goldman Sachs Bank USA	12/20/18	USD	4,000	(31,593)	28,936	(60,529)
International Business Machines Corp.	1.00%	Goldman Sachs International	12/20/18	USD	15,000	(207,825)	(123,224)	(84,601)
ITRAXX.FINSR.20.V1	1.00%	Barclays Bank PLC	12/20/18	EUR	17,690	(287,025)	(43,021)	(244,004)
ITRAXX.FINSR.20.V1	1.00%	Citibank N.A.	12/20/18	EUR	37,890	(614,773)	(90,339)	(524,434)
ITRAXX.FINSR.20.V1	1.00%	Citibank N.A.	12/20/18	EUR	22,500	(365,068)	(173,789)	(191,279)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	11,841	(167,359)	(93,940)	(73,419)
Microsoft Corp.	1.00%	Goldman Sachs International	12/20/18	USD	3,159	(44,647)	(25,513)	(19,134)
Sony Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	JPY	2,000,000	(286,599)	483,636	(770,235)
Hertz Global Holdings, Inc.	5.00%	Barclays Bank PLC	6/20/19	USD	990	(27,584)	5,134	(32,718)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	12,875	(124,784)	161,982	(286,766)
Southwest Airlines Co.	1.00%	Credit Suisse International	12/20/19	USD	10,000	(211,323)	(79,154)	(132,169)
AT&T Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	30,000	(547,802)	(254,736)	(293,066)
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,555	(391,282)	(330,637)	(60,645)
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,485	(389,522)	(329,051)	(60,471)
Boston Scientific Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	15,000	(392,689)	(207,008)	(185,681)
Rite Aid Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	4,350	(335,772)	(384,792)	49,020
Rite Aid Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	4,250	(328,053)	(465,301)	137,248
AT&T Inc.	1.00%	Credit Suisse International	12/20/20	USD	10,000	(190,759)	64,276	(255,035)
Banco Comercial
Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	1,284	(153,557)	(15,196)	(138,361)
Sprint Nextel Corp.	5.00%	Goldman Sachs International	12/20/20	USD	4,600	(544,400)	1,083,191	(1,627,591)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	41

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Hewlett-Packard Co.	1.00%	Goldman Sachs International	6/20/21	USD	5,500	$(128,215)	$203,829	$(332,044)
JPMorgan Chase & Co.	1.00%	Goldman Sachs International	6/20/21	USD	17,428	(426,709)	(150,888)	(275,821)
Kingdom of Thailand	1.00%	Barclays Bank PLC	6/20/21	USD	1,333	(27,769)	(1,420)	(26,349)
Kingdom of Thailand	1.00%	BNP Paribas S.A.	6/20/21	USD	1,267	(26,391)	(2,704)	(23,687)
Kingdom of Thailand	1.00%	Citibank N.A.	6/20/21	USD	728	(15,160)	(1,013)	(14,147)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	936	(19,499)	(610)	(18,889)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	936	(19,499)	(263)	(19,236)
Loews Corp.	1.00%	Citibank N.A.	6/20/21	USD	20,000	(670,060)	(458,192)	(211,868)
Republic of Colombia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	2,700	(6,392)	111,438	(117,830)
United Mexican States	1.00%	Credit Suisse International	6/20/21	USD	5,000	(50,801)	107,209	(158,010)
Viacom, Inc.	1.00%	Bank of America N.A.	6/20/21	USD	7,500	(56,014)	327,186	(383,200)
Walt Disney Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	20,000	(638,484)	(527,985)	(110,499)
Wells Fargo & Co.	1.00%	Goldman Sachs International	6/20/21	USD	15,000	(387,078)	(200,359)	(186,719)
BNP Paribas SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	4,133	(156,941)	(55,004)	(101,937)
Caterpillar, Inc.	1.00%	Citibank N.A.	12/20/21	USD	2,833	(90,894)	(29,365)	(61,529)
Caterpillar, Inc.	1.00%	Goldman Sachs International	12/20/21	USD	5,667	(181,821)	(58,705)	(123,116)
		Morgan Stanley & Co.
Caterpillar, Inc.	1.00%	International PLC	12/20/21	USD	10,000	(320,841)	(120,869)	(199,972)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/21	EUR	2,450	(52,344)	(5,739)	(46,605)
Credit Suisse Group AG
ADR	1.00%	Société Générale	12/20/21	EUR	3,400	(73,259)	68,087	(141,346)
Iberdrola SA	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	3,600	(122,728)	(45,548)	(77,180)
Monitchem Holdco 3 SA	5.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	4,370	(661,579)	(79,630)	(581,949)
Statoil ASA	1.00%	BNP Paribas S.A.	12/20/21	EUR	2,500	(106,003)	(53,446)	(52,557)
Techem GmbH	5.00%	Credit Suisse International	12/20/21	EUR	2,550	(495,403)	(416,519)	(78,884)
Ally Financial, Inc.	5.00%	Goldman Sachs International	6/20/22	USD	9,500	(1,418,038)	(1,199,962)	(218,076)
Avnet, Inc.	1.00%	Citibank N.A.	6/20/22	USD	10,000	(98,822)	(7,769)	(91,053)
Bank of America Corp.	1.00%	Goldman Sachs International	6/20/22	USD	15,000	(360,445)	(283,655)	(76,790)
Best Buy Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	30,000	(5,227,377)	(4,982,746)	(244,631)
Cable & Wireless Communications Ltd.	5.00%	Goldman Sachs International	6/20/22	EUR	2,620	(534,980)	(414,286)	(120,694)
Capital One Financial Corp.	1.00%	Citibank N.A.	6/20/22	USD	17,000	(249,799)	(153,316)	(96,483)
Caterpillar, Inc.	1.00%	Goldman Sachs International	6/20/22	USD	13,645	(456,162)	(224,183)	(231,979)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	13,714	(458,468)	(218,923)	(239,545)
Caterpillar, Inc.	1.00%	Morgan Stanley & Co. International PLC	6/20/22	USD	7,641	(255,444)	(125,539)	(129,905)
Centurylink, Inc.	1.00%	Goldman Sachs International	6/20/22	USD	4,350	369,568	349,559	20,009
Citigroup, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	15,000	(357,620)	(265,981)	(91,639)
Deutsche Bank AG	1.00%	BNP Paribas S.A.	6/20/22	EUR	5,100	(60,802)	71,706	(132,508)
Deutsche Bank AG	1.00%	Citibank N.A.	6/20/22	EUR	9,445	(112,602)	(19,624)	(92,978)
Deutsche Bank AG	1.00%	Citibank N.A.	6/20/22	EUR	3,183	(37,947)	(3,023)	(34,924)
Deutsche Bank AG	1.00%	Goldman Sachs International	6/20/22	EUR	9,444	(112,590)	(16,269)	(96,321)
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	2,928	(34,907)	355	(35,262)
Deutsche Bank AG	1.00%	Société Générale	6/20/22	EUR	4,900	(58,417)	68,894	(127,311)
Fiat Chrysler Automobiles NV	5.00%	Bank of America N.A.	6/20/22	EUR	4,500	(657,638)	(494,386)	(163,252)
Ford Motor Co.	5.00%	Goldman Sachs International	6/20/22	USD	8,650	(1,588,608)	(1,397,650)	(190,958)

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ford Motor Co.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	8,500	$(1,555,439)	$(1,387,921)	$(167,518)
General Motors Co.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	8,500	(1,539,352)	(1,328,022)	(211,330)
Goldman Sachs Group,
Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	15,000	(251,964)	(164,194)	(87,770)
HP, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	8,650	(173,876)	(138,467)	(35,409)
Iceland Bondco PLC	5.00%	Citibank N.A.	6/20/22	EUR	1,500	(190,332)	(105,929)	(84,403)
JPMorgan Chase & Co.	1.00%	Goldman Sachs International	6/20/22	USD	25,000	(634,403)	(555,565)	(78,838)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	12,193	(307,538)	(155,887)	(151,651)
Macy’s, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	4,250	276,537	324,782	(48,245)
Marks & Spencer PLC	1.00%	Bank of America N.A.	6/20/22	EUR	6,192	99,956	205,077	(105,121)
Marks & Spencer PLC	1.00%	Barclays Bank PLC	6/20/22	EUR	7,260	117,198	251,586	(134,388)
Meritor, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	4,250	(587,903)	(556,623)	(31,280)
Morgan Stanley	1.00%	Goldman Sachs International	6/20/22	USD	15,000	(291,057)	(199,154)	(91,903)
People’s Republic of China	1.00%	Barclays Bank PLC	6/20/22	USD	16,122	(289,468)	(94,276)	(195,192)
People’s Republic of China	1.00%	Goldman Sachs International	6/20/22	USD	13,478	(241,995)	(72,612)	(169,383)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	18,600	(67,803)	43,861	(111,664)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	4,500	(16,404)	58,151	(74,555)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	4,200	(15,310)	49,616	(64,926)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	4,079	(14,869)	48,187	(63,056)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	3,070	(11,192)	33,989	(45,181)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	3,070	(11,192)	41,768	(52,960)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	2,230	(8,129)	30,340	(38,469)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	2,040	(7,437)	24,099	(31,536)
Republic of France	0.25%	Goldman Sachs International	6/20/22	USD	5,550	(20,231)	61,756	(81,987)
Republic of France	0.25%	Goldman Sachs International	6/20/22	USD	3,070	(11,191)	34,160	(45,351)
Republic of France	0.25%	Goldman Sachs International	6/20/22	USD	2,040	(7,436)	28,219	(35,655)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/22	USD	3,090	(11,264)	38,585	(49,849)
Republic of Indonesia	1.00%	Citibank N.A.	6/20/22	USD	1,258	5,170	15,236	(10,066)
Republic of Indonesia	1.00%	Goldman Sachs International	6/20/22	USD	1,866	7,669	23,219	(15,550)
Republic of Indonesia	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	1,677	6,894	22,534	(15,640)
Republic of Korea	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	16,500	(353,679)	(391,196)	37,517
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/22	USD	11,450	415,253	494,174	(78,921)
Rio Tinto PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	9,000	(109,810)	(35,947)	(73,863)
SFR Group SA	5.00%	Barclays Bank PLC	6/20/22	EUR	5,400	(731,331)	(636,954)	(94,377)
Sol Melia Europe BV	5.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	4,285	(1,067,928)	(864,316)	(203,612)
STMicroelectronics NV	1.00%	JPMorgan Chase Bank N.A.	6/20/22	EUR	4,156	(66,935)	(23,109)	(43,826)
Uniti Group, Inc.	5.00%	Barclays Bank PLC	6/20/22	USD	1,750	(130,678)	(141,382)	10,704
Uniti Group, Inc.	5.00%	Goldman Sachs International	6/20/22	USD	2,600	(194,149)	(205,271)	11,122
Uniti Group, Inc.	5.00%	Goldman Sachs International	6/20/22	USD	2,600	(194,149)	(194,245)	96
Viacom, Inc. Class A	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	5,150	47,450	104,341	(56,891)
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/22	EUR	18,700	(473,219)	(123,170)	(350,049)
Wells Fargo & Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	15,000	(419,579)	(376,157)	(43,422)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	4,300	(12,943)	54,233	(67,176)
Total						$(31,983,467)	$(17,654,051)	$(14,329,416)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	43

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SAS AB	5.00%	Goldman Sachs International	12/20/17	Not Rated	EUR	1,325	$28,036	$(11,963)	$39,999
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	5,050	40,584	(67,875)	108,459
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	59	381	(601)	982
ITRAXX.FINSUB.19.V1	5.00%	Citibank N.A.	6/20/18	BBB+	EUR	22,500	1,332,517	969,078	363,439
ITRAXX.FINSUB.20.V1	5.00%	Barclays Bank PLC	12/20/18	BBB+	EUR	14,150	1,235,499	1,312,100	(76,601)
ITRAXX.FINSUB.20.V1	5.00%	Citibank N.A.	12/20/18	BBB+	EUR	20,210	1,764,623	1,857,101	(92,478)
ITRAXX.FINSUB.20.V1	5.00%	Citibank N.A.	12/20/18	BBB+	EUR	17,400	1,519,269	1,113,390	405,879
ITRAXX.FINSUB.20.V1	5.00%	Deutsche Bank AG	12/20/18	BBB+	EUR	10,120	883,622	934,168	(50,546)
SAS AB	5.00%	Goldman Sachs International	6/20/19	Not Rated	EUR	4,890	142,267	(268,094)	410,361
SAS AB	5.00%	Goldman Sachs International	6/20/19	Not Rated	EUR	2,773	80,686	33,012	47,674
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Goldman Sachs International	12/20/20	A-	USD	3,750	67,075	(71,009)	138,084
International Business Machines Corp.	1.00%	Credit Suisse International	6/20/21	A+	USD	13,370	382,694	220,531	162,163
International Business Machines Corp.	1.00%	Credit Suisse International	6/20/21	A+	USD	10,725	306,985	184,835	122,150
International Business Machines Corp.	1.00%	Goldman Sachs International	6/20/21	A+	USD	10,685	305,840	183,845	121,995
International Business Machines Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A+	USD	10,220	292,530	207,792	84,738
Hellenic Telecommunications Organization SA	5.00%	Barclays Bank PLC	12/20/21	B+	EUR	3,200	563,237	187,409	375,828
American Axle & Manufacturing, Inc.	5.00%	Goldman Sachs International	6/20/22	B	USD	4,250	310,128	260,590	49,538
American Axle & Manufacturing, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	B	USD	4,250	310,128	273,874	36,254
American Axle & Manufacturing, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	B	USD	2,500	182,428	148,170	34,258
AT&T Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB+	USD	10,000	151,361	100,181	51,180
AT&T Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB+	USD	5,200	78,709	52,071	26,638
Cablevision Systems Corp.	5.00%	Goldman Sachs International	6/20/22	B	USD	4,250	635,778	340,793	294,985
Cablevision Systems Corp.	5.00%	Goldman Sachs International	6/20/22	B	USD	4,250	635,778	418,972	216,806
Chesapeake Energy Corp.	5.00%	Goldman Sachs International	6/20/22	CCC	USD	3,500	(324,922)	(332,726)	7,804
Dell, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	12,700	(801,721)	(816,996)	15,275
Dell, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	8,500	(536,585)	(530,344)	(6,241)
Dell, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	4,500	(284,075)	(297,347)	13,272
Dell, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	4,000	(252,510)	(305,447)	52,937
Deutsche Bank AG	1.00%	Citibank N.A.	6/20/22	Not Rated	EUR	9,445	(384,281)	(479,690)	95,409
Deutsche Bank AG	1.00%	Citibank N.A.	6/20/22	Not Rated	EUR	3,183	(129,379)	(167,225)	37,846
Deutsche Bank AG	1.00%	Goldman Sachs International	6/20/22	BB+	EUR	9,445	(383,908)	(490,940)	107,032
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	6/20/22	Not Rated	EUR	2,928	(119,013)	(157,474)	38,461
DISH Network Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	B+	USD	8,500	1,151,306	1,005,648	145,658
DISH Network Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	B+	USD	4,250	575,653	542,287	33,366

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
DISH Network Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	B+	USD	2,600	$352,164	$266,848	$85,316
Energy Transfer Equity LP	5.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	4,250	579,731	449,710	130,021
Freeport-McMoRan, Inc.	1.00%	Barclays Bank PLC	6/20/22	BB-	USD	4,250	(287,407)	(438,709)	151,302
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	6/20/22	BB-	USD	4,500	(304,313)	(448,848)	144,535
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	6/20/22	BB-	USD	4,250	(287,406)	(485,230)	197,824
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	6/20/22	BB-	USD	4,250	(287,407)	(467,142)	179,735
Freeport-McMoRan, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB-	USD	2,550	(172,444)	(245,550)	73,106
Hertz Global Holdings, Inc.	5.00%	Citibank N.A.	6/20/22	B-	USD	1,005	(141,577)	(98,069)	(43,508)
Hess Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB-	USD	4,350	(122,416)	(239,920)	117,504
Hess Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB-	USD	2,600	(73,168)	(105,279)	32,111
Hess Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB-	USD	1,750	(49,248)	(87,879)	38,631
Hess Corp.	1.00%	Morgan Stanley & Co. International PLC	6/20/22	BBB-	USD	2,600	(73,168)	(103,078)	29,910
J C Penney Co., Inc.	5.00%	Citibank N.A.	6/20/22	B	USD	2,400	(175,226)	(210,390)	35,164
J C Penney Co., Inc.	5.00%	Goldman Sachs International	6/20/22	B	USD	4,000	(292,043)	(359,602)	67,559
J C Penney Co., Inc.	5.00%	Goldman Sachs International	6/20/22	B	USD	2,500	(182,527)	(224,626)	42,099
J C Penney Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	B	USD	4,250	(310,296)	(402,949)	92,653
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB-	USD	10,000	(491,851)	(596,427)	104,576
Macy’s, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB-	USD	10,000	(650,676)	(717,309)	66,633
Nordstrom, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB+	USD	10,000	(868,199)	(764,849)	(103,350)
Olin Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	BB	USD	4,350	(102,452)	(131,457)	29,005
Republic of France	0.25%	Bank of America N.A.	6/20/22	AA	USD	18,600	109,062	47,931	61,131
Saipem SpA	5.00%	JPMorgan Chase Bank N.A.	6/20/22	BB+	EUR	2,080	155,115	105,105	50,010
Staples, Inc.	1.00%	Goldman Sachs International	6/20/22	BBB-	USD	4,250	(474,426)	(462,797)	(11,629)
Staples, Inc.	1.00%	Goldman Sachs International	6/20/22	BBB-	USD	4,250	(474,426)	(450,180)	(24,246)
Staples, Inc.	1.00%	Goldman Sachs International	6/20/22	BBB-	USD	3,000	(334,889)	(327,291)	(7,598)
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	6/20/22	CCC+	USD	8,500	281,988	(30,303)	312,291
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	6/20/22	CCC+	USD	2,600	86,255	13,760	72,495
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	6/20/22	CCC+	USD	2,400	79,954	70,955	8,999
Tenet Healthcare Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	CCC+	USD	1,900	63,033	3,166	59,867
United Rentals, Inc.	5.00%	Goldman Sachs International	6/20/22	BB-	USD	4,350	685,784	598,020	87,764
United Rentals, Inc.	5.00%	Goldman Sachs International	6/20/22	BB-	USD	2,600	409,893	378,761	31,132

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	45

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Dell, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/22	BB-	USD	3,750	$(295,896)	$(380,433)	$84,537
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	12/20/22	BB-	USD	4,000	(332,650)	(340,271)	7,621
Staples, Inc.	1.00%	Goldman Sachs International	12/20/22	BBB-	USD	3,750	(499,347)	(558,444)	59,097
Total							$5,280,241	$(394,660)	$5,674,901

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps
Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iBoxx Euro Corporate Index	3-month EURIBOR[1]	Goldman Sachs International	9/20/17	EUR	47,500		$196,310	$14,969	$181,341
Markit iBoxx Euro Corporate Index	3-month EURIBOR[1]	JPMorgan Chase Bank N.A.	9/20/17	EUR	47,500		424,211	8,386	415,825
iShares Russell 2000 ETF	1-month LIBOR minus 0.60%[2]	Citibank N.A.	11/16/17	USD	25,000	[3]	14,431	—	14,431
iShares Russell 2000 ETF	1-month LIBOR minus 0.50%[2]	Citibank N.A.	12/02/17	USD	37,500	[3]	1,853	—	1,853
Valeant Pharmaceuticals International, Inc.	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	2/28/18	USD	15,000	[3]	(63,026)	—	(63,026)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR minus 0.85%[2]	BNP Paribas S.A.	3/07/18	USD	50,000	[3]	(64,636)	—	(64,636)
Valeant Pharmaceuticals International, Inc.	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	3/09/18	USD	35,000	[3]	(137,361)	—	(137,361)
TransDigm Group, Inc.	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	3/21/18	USD	3,500	[3]	(48,757)	—	(48,757)
Capital One Financial Corp.	3-month LIBOR minus 0.25%[2]	BNP Paribas S.A.	4/10/18	USD	12,500	[3]	(51,085)	—	(51,085)
Capital One Financial Corp.	3-month LIBOR minus 0.30%[2]	BNP Paribas S.A.	4/28/18	USD	6,250	[3]	(39,139)	—	(39,139)
CBS Corp., Class B	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	5/03/18	USD	15,000	[3]	(24,292)	—	(24,292)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR minus 2.75%[2]	Merrill Lynch International	5/04/18	USD	50,000	[3]	(54,411)	—	(54,411)
VanEck Vectors Semiconductor ETF	1-month LIBOR minus 0.85%[2]	Merrill Lynch International	5/05/18	USD	25,000	[3]	(84,050)	—	(84,050)
Valeant Pharmaceuticals International, Inc.	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	5/17/18	USD	20,000	[3]	(62,170)	—	(62,170)
VanEck Vectors Semiconductor ETF	1-month LIBOR minus 0.80%[2]	BNP Paribas S.A.	5/17/18	USD	15,000	[3]	11,270	—	11,270
Verizon Communications, Inc.	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	5/17/18	USD	25,000	[3]	(109,283)	—	(109,283)
iShares JPMorgan USD Emerging Markets Bond ETF	1-month LIBOR minus 0.10%[2]	BNP Paribas S.A.	5/18/18	USD	25,000	[3]	(9,351)	—	(9,351)
VanEck Vectors Semiconductor ETF	1-month LIBOR minus 0.75%[2]	Merrill Lynch International	6/14/18	USD	11,500	[3]	11,429	—	11,429
Western Digital Corp.	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	6/15/18	USD	12,000	[3]	13,951	—	13,951
CBS Corp., Class B	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	6/20/18	USD	20,000	[3]	(103,332)	—	(103,332)

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Dell Technologies, Inc., Class V	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	6/20/18	USD	12,500	[3]	$(25,445)	—	$(25,445)
iShares JPMorgan USD Emerging Markets Bond ETF	1-month LIBOR plus 0.05%[2]	BNP Paribas S.A.	6/21/18	USD	10,000	[3]	505	—	505
Valeant Pharmaceuticals International, Inc.	3-month LIBOR minus 0.30%[2]	Merrill Lynch International	6/21/18	USD	30,000	[3]	(90,564)	—	(90,564)
iShares JPMorgan USD Emerging Markets Bond ETF	1-month LIBOR plus 0.13%[2]	Merrill Lynch International	7/06/18	USD	30,000	[3]	(65,405)	—	(65,405)
Freeport McMoRan, Inc.	3-month LIBOR minus 0.20%[2]	BNP Paribas S.A.	7/24/18	USD	25,000	[3]	(44,410)	—	(44,410)
Total							$(402,757)	$23,355	$(426,112)

[1]	The Fund pays the floating rate and receives the total return of the reference entity. Net payment made at termination.
[2]	The Fund pays the total return of the reference entity and receives the floating rate.
[3]	Contract amount shown.

OTC Total Return Swaps[1]
Reference Entity	Counterparty	Expiration Date	Net Notional	Unrealized Depreciation	Net Value of Reference Entity
Equity Securities Long/Short	Bank of America N.A.	11/15/18 - 1/15/19	USD 2,833,655	$(1,526,082)[2]	$1,224,917

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-161 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:
EUR 1 Week
GBP 1 Week

[2]	Amount includes $82,656 of net dividends.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of period end, expiration date 11/15/18 - 1/15/19:

	Shares	Value
Reference Entity — Long
Eurobank Ergasias SA	2,197,552	$2,398,429
Hellenic Telecommunications Organization SA	449,728	5,739,124
JPMorgan Chase & Co.	42,911	3,939,230
National Bank of Greece SA	5,827,227	2,355,704
Total Reference Entity — Long		$14,432,487

	Shares	Value
Reference Entity — Short
Anglo American PLC	(688,730)	$(11,392,782)
Tullow Oil PLC	(815,946)	(1,814,788)
Total Reference Entity — Short		(13,207,570)
Net Value of Reference Entity — Bank of America N.A.		$1,224,917

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	47

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Transactions in Options Written for the Year Ended July 31, 2017

	Calls			Puts

		Notional (000)			Notional (000)
	Contracts	EUR	Premiums Received	Contracts	EUR	Premiums Received
Outstanding options, beginning of year	—	100,600	$869,849	27,000	60,300	$1,465,184
Options written	13,497	301,020	2,430,519	157,780	—	5,278,333
Options exercised	—	(60,300)	(453,475)	—	—	—
Options expired	(6,425)	(248,710)	(1,567,174)	(139,630)	(60,300)	(5,210,249)
Options closed	(7,072)	(92,610)	(1,279,719)	(29,300)	—	(992,153)

Outstanding options, end of year	—	—	—	15,850	—	$541,115

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,242,662	—	$2,242,662
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$16,972,194	—	—	16,972,194
Options purchased	Investments at value — unaffiliated[2]	—	$77,556	$2,522,650	—	507,899	—	3,108,105
Swaps - centrally cleared	Net unrealized appreciation[1]	—	3,829,597	—	—	205,989	—	4,035,586
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	23,812,711	53,439	—	620,521	—	24,486,671

Total		—	$27,719,864	$2,576,089	$16,972,194	$3,577,071	—	$50,845,218

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$1,463,684	—	$194,719	—	$1,658,403
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$40,643,937	—	—	40,643,937
Options written	Options written, at value	—	—	332,150	—	—	—	332,150
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$9,014,818	—	—	386,112	—	9,400,930
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	50,515,937	2,602,799	—	—	—	53,118,736

Total		—	$59,530,755	$4,398,633	$40,643,937	$580,831	—	$105,154,156

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(6,821,020)	—	$(1,002,513)	—	$(7,823,533)
Forward foreign currency exchange contracts	—	—	—	$(8,589,061)	—	—	(8,589,061)
Options purchased[1]	—	$(1,178,487)	(36,539,074)	(151,688)	(1,027,184)	—	(38,896,433)
Options written	—	2,065,514	4,634,483	25,093	—	—	6,725,090
Swaps	—	(45,673,751)	(4,323,962)	—	268,980	—	(49,728,733)

Total	—	$(44,786,724)	$(43,049,573)	$(8,715,656)	$(1,760,717)	—	$(98,312,670)

[1]	Options purchased are included in the net realized gain (loss) from investments.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$1,848,570	—	$18,502,071	—	$20,350,641
Forward foreign currency exchange contracts	—	—	—	$(20,420,683)	—	—	(20,420,683)
Options purchased[1]	—	$772,395	(512,249)	—	650,652	—	910,798
Options written	—	440,522	(504,309)	—	—	—	(63,787)
Swaps	—	(1,254,497)	(2,671,689)	—	3,325,335	—	(600,851)

Total	—	$(41,580)	$(1,839,677)	$(20,420,683)	$22,478,058	—	$176,118

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,652,614
Average notional value of contracts — short	$620,210,630
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,831,773,608
Average amounts sold — in USD	$1,007,426,163
Options:
Average value of option contracts purchased	$5,458,068
Average value of option contracts written	$389,292
Average notional value of swaption contracts purchased	$259,151,265
Average notional value of swaption contracts written	$41,771,131
Credit default swaps:
Average notional value — buy protection	$1,720,982,465
Average notional value — sell protection	$545,513,330
Interest rate swaps:
Average notional value — pays fixed rate	$115,940,000
Average notional value — receives fixed rate	$6,450,000
Total return swaps:
Average notional value	$73,244,536

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$269,340		$19,267
Forward foreign currency exchange contracts	16,972,194		40,643,937
Options	3,108,105	[1]	332,150
Swaps - Centrally cleared	—		153,468
Swaps - OTC[2]	24,486,671		53,118,736

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$44,836,310		$94,267,558
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,791,990)		(504,885)

Total derivative assets and liabilities subject to an MNA	$42,044,320		$93,762,673

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	49

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets
Bank of America N.A.	$ 2,438,083	$ (2,438,083)	—	—	—
Barclays Bank PLC	2,950,141	(2,950,141)	—	—	—
BNP Paribas S.A.	832,488	(832,488)	—	—	—
Citibank N.A.	15,517,111	(15,517,111)	—	—	—
Credit Suisse International	861,164	(861,164)	—	—	—
Deutsche Bank AG	5,279,592	(3,179,757)	—	$(2,099,835)	—
Goldman Sachs Bank USA	28,936	(28,936)	—	—	—
Goldman Sachs International	7,053,847	(7,053,847)	—	—	—
HSBC Bank PLC	2,446	(2,446)	—	—	—
JPMorgan Chase Bank N.A.	6,438,759	(6,438,759)	—	—	—
Merrill Lynch International	25,380	(25,380)	—	—	—
Morgan Stanley & Co. International PLC	479,392	(479,392)	—	—	—
Société Générale	136,981	(136,981)	—	—	—
Total	$42,044,320	$(39,944,485)	—	$(2,099,835)	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4,5]
Bank of America N.A.	$ 3,154,388	$ (2,438,083)	—	$ (620,000)	$ 96,305
Barclays Bank PLC	3,079,282	(2,950,141)	—	(129,141)	—
BNP Paribas S.A.	1,453,842	(832,488)	—	(621,354)	—
Citibank N.A.	38,354,641	(15,517,111)	—	(16,940,000)	5,897,530
Credit Suisse International	1,287,130	(861,164)	—	(320,000)	105,966
Deutsche Bank AG	3,179,757	(3,179,757)	—	—	—
Goldman Sachs Bank USA	1,389,135	(28,936)	—	(1,360,199)	—
Goldman Sachs International	16,614,840	(7,053,847)	—	(7,500,000)	2,060,993
HSBC Bank PLC	20,439	(2,446)	—	—	17,993
JPMorgan Chase Bank N.A.	22,683,437	(6,438,759)	—	(16,244,678)	—
Merrill Lynch International	868,096	(25,380)	—	(842,716)	—
Morgan Stanley & Co. International PLC	832,678	(479,392)	$(353,286)	—	—
Société Générale	268,657	(136,981)	—	—	131,676
UBS AG	576,351	—	—	—	576,351
Total	$93,762,673	$(39,944,485)	$(353,286)	$(44,578,088)	$8,886,814

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$301,337,332	$11,858,160	$313,195,492
Common Stocks[1]	$38,856,757	2,830,654	2,766,728	44,454,139
Corporate Bonds[1]	—	2,307,396,538	696	2,307,397,234
Floating Rate Loan Interests[1]	—	657,405,645	25,951,142	683,356,787
Foreign Agency Obligations[1]	—	110,042,488	—	110,042,488
Foreign Government Obligations[1]	—	90,291,726	—	90,291,726
Non-Agency Mortgage-Backed Securities[1]	—	55,889,454	—	55,889,454
Preferred Securities[1]	7,020,864	293,667,844	314,937	301,003,645
U.S. Treasury Obligations	—	16,069,012	—	16,069,012

See Notes to Financial Statements.

50	BLACKROCK FUNDS	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Borrowed Bond Agreements	—	$1,015,674,796	—	$1,015,674,796
Money Market Funds	$57,863,957	—	—	57,863,957
Options Purchased:
Credit contracts	—	77,556	—	77,556
Equity contracts	2,522,650	—	—	2,522,650
Interest rate contracts	—	507,899	—	507,899
Liabilities:
Investments:
Borrowed Bonds[1]	—	(1,008,618,620)	—	(1,008,618,620)
Investments Sold Short[1]	(12,705,335)	(33,232,185)	—	(45,937,520)

Total	$93,558,893	$3,809,340,139	$40,891,663	$3,943,790,695

[1] See above Schedule of Investments for values in each country.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$10,186,411	—	$10,186,411
Equity contracts	—	53,439	—	53,439
Foreign currency exchange contracts	—	16,972,194	—	16,972,194
Interest rate contracts	$2,242,662	803,155	—	3,045,817
Liabilities:
Credit contracts	—	(24,026,147)	—	(24,026,147)
Equity contracts	(1,795,834)	(2,602,799)	—	(4,398,633)
Foreign currency exchange contracts	—	(40,643,937)	—	(40,643,937)
Interest rate contracts	(194,719)	(386,112)	—	(580,831)
Total	$252,109	$(39,643,796)	—	$(39,391,687)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $2,936,659 are categorized as Level 2 within the disclosure hierarchy.

During the year ended July 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of July 31, 2016	$37,699,968	$1,284,575	$607	$36,363,366	$1,487,171	$76,835,687
Transfers into Level 3	420,488	—	—	530,935	—	951,423
Transfers out of Level 3	(17,037,793)	—	—	(2,193,947)	—	(19,231,740)
Accrued discounts/premiums	13,047	—	1	61,773	—	74,821
Net realized gain (loss)	841,910	13,250	—	408,161	—	1,263,321
Net change in unrealized appreciation (depreciation)[1,2]	330,766	(2,359,676)	88	87,999	(194,385)	(2,135,208)
Purchases	10,205,628	10,882,576	—	25,852,285	—	46,940,489
Sales	(20,615,854)	(7,053,997)	—	(35,159,430)	(977,849)	(63,807,130)

Closing Balance, as of July 31, 2017	$11,858,160	$2,766,728	$696	$25,951,142	$314,937	$40,891,663

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2017[2]	$260,730	$(2,359,676)	$88	$165,651	$(194,385)	$(2,127,592)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	51

Statements of Assets and Liabilities

July 31, 2017	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Assets
Investments at value — unaffiliated[2,3]	$181,740,285	$4,940,482,878
Investments at value — affiliated[4]	2,585,635	57,863,957
Cash	5,856,629	58,061,888
Cash pledged:
Collateral — borrowed bond agreements	—	2,149,000
Collateral — OTC derivatives	—	45,960,000
Futures contracts	—	9,291,880
Centrally cleared swaps	—	10,103,761
Foreign currency at value[5]	9,645	84,770,909
Receivables:
Investments sold	—	158,736,765
Securities lending income — affiliated	6,000	—
Swaps	—	1,904,670
Capital shares sold	392,745	7,518,214
Dividends — affiliated	1,172	100,798
Dividends — unaffiliated	126,326	34,894
Interest — unaffiliated	155,470	34,288,183
From the Manager	55,396	—
Variation margin on futures contracts	—	269,340
Swap premiums paid	—	17,479,252
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	16,972,194
OTC swaps	—	7,007,419
Prepaid expenses	15,320	67,811

Total assets	190,944,623	5,453,063,813

Liabilities
Investments sold short at value — affiliated[6]	—	3,902,350
Investments sold short at value — unaffiliated[7]	—	42,035,170
Cash received:
Collateral — borrowed bond agreements	—	37,000
Collateral — OTC derivatives	—	2,290,000
Borrowed bonds at value[8]	—	1,008,618,620
Cash collateral on securities loaned at value	1,462,572	—
Options written at value[9]	—	332,150
Reverse repurchase agreements	—	2,936,659
Payables:
Investments purchased — unaffiliated	2,544,113	237,028,121
Swaps	—	3,534,786
Administration fees	6,456	178,185
Capital shares redeemed	206,122	11,489,981
Custodian	5,693	260,045
Deferred foreign capital gain tax	2,281	—
Interest expense — unaffiliated	—	9,433,742
Investment advisory fees	102,865	3,056,659
Officer’s and Trustees’ fees	1,659	3,335
Other accrued expenses	49,313	452,448
Other affiliates	571	86,409
Professional fees	57,404	124,178
Service and distribution fees	11,077	201,681
Transfer agent fees	13,756	1,235,648
Variation margin on futures contracts	—	19,267
Variation margin on centrally cleared swaps	—	153,468
Swap premiums received	—	35,504,608
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	40,643,937
OTC swaps	—	17,614,128

Total liabilities	4,463,882	1,421,172,575

Net Assets	$186,480,741	$4,031,891,238

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$170,197,988	$4,886,816,151
[3] Securities loaned at value	$1,056,431	—
[4] Investments at cost — affiliated	$2,585,571	$57,863,957
[5] Foreign currency at cost	$9,666	$82,959,963
[6] Proceeds received from investments sold short at value — affiliated	—	$3,870,242
[7] Proceeds received from investments sold short at value — unaffiliated	—	$41,368,311
[8] Proceeds received from borrowed bonds	—	$991,321,981
[9] Premiums received	—	$541,115

See Notes to Financial Statements.

52	BLACKROCK FUNDS	JULY 31, 2017

Statements of Assets and Liabilities (concluded)

July 31, 2017	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Net Assets Consist of
Paid-in capital	$346,750,746	$4,339,961,360
Distributions in excess of net investment income	(202,091)	(12,658,340)
Accumulated net realized loss	(171,608,741)	(293,388,228)
Net unrealized appreciation (depreciation)	11,540,827	(2,023,554)

Net Assets	$186,480,741	$4,031,891,238

Net Asset Value
Institutional
Net assets	$148,978,394	$3,640,459,338

Shares outstanding[2]	20,038,628	351,450,404

Net asset value	$7.43	$10.36

Investor A
Net assets	$31,755,326	$228,373,323

Shares outstanding[2]	4,312,527	22,161,052

Net asset value	$7.36	$10.31

Investor C
Net assets	$5,747,021	$132,965,266

Shares outstanding[2]	809,143	13,170,730

Net asset value	$7.10	$10.10

Class K
Net assets	—	$30,093,311

Shares outstanding[2]	—	2,900,629

Net asset value	—	$10.37

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	53

Statements of Operations

Year Ended July 31, 2017	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Investment Income
Dividends — unaffiliated	$2,153,371 [2]	$1,018,120
Dividends — affiliated	7,224	893,669
Interest — unaffiliated	484,309	190,790,992
Securities lending income — affiliated — net	46,528	—
Foreign taxes withheld	(97,819)	(45,632)

Total investment income	2,593,613	192,657,149

Expenses
Investment advisory	1,426,311	36,251,767
Transfer agent — class specific	153,500	3,446,271
Service and distribution — class specific	129,899	2,504,597
Professional	114,807	313,147
Administration	67,353	1,500,782
Administration — class specific	31,630	605,480
Registration	56,480	178,556
Accounting services	45,809	860,399
Printing	41,501	61,193
Officer and Trustees	10,008	90,409
Custodian	4,893	282,659
Offering	—	33,327
Miscellaneous	41,392	247,405

Total expenses excluding interest expense, dividend expense and broker fees and expenses on short sales	2,123,583	46,375,992
Interest expense — unaffiliated	—	29,299,938
Dividend expense — affiliated	—	1,475,246
Dividend expense — unaffiliated	—	240,088
Broker fees and expenses on short sales	—	326,756

Total expenses	2,123,583	77,718,020
Less:
Fees waived by the Manager	(237,371)	(123,614)
Administration fees waived — class specific	(31,630)	(5,385)
Transfer agent fees waived and/or reimbursed — class specific	(149,614)	(4,677)

Total expenses after fees waived and/or reimbursed	1,704,968	77,584,344

Net investment income	888,645	115,072,805

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	11,809,080	(28,924,290)
Investments — affiliated	17	159,340
Borrowed bonds	—	(538,136)
Capital gain distributions from investment companies — affiliated	20	775
Foreign currency transactions	8,489	4,674,935
Forward foreign currency exchange contracts	—	(8,589,061)
Futures contracts	—	(7,823,533)
Options written	—	6,725,090
Short sales — unaffiliated	—	(5,543,152)
Short sales — affiliated	—	(1,906,309)
Swaps	—	(49,728,733)

	11,817,606	(91,493,074)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(11,112,469)[3]	124,605,019
Investments — affiliated	64	—
Borrowed bonds	—	26,591,038
Foreign currency translations	1,942	246,615
Forward foreign currency exchange contracts	—	(20,420,683)
Futures contracts	—	20,350,641
Options written	—	(63,787)
Short sales — unaffiliated	—	1,044,589
Short sales — affiliated	—	1,168,133
Swaps	—	(600,851)

	(11,110,463)	152,920,714

Net realized and unrealized gain	707,143	61,427,640

Net Increase in Net Assets Resulting from Operations	$1,595,788	$176,500,445

[1]	Consolidated Statement of Operations.
[2]	Includes non-recurring dividends in the amount of $303,328.
[3]	Net of $(2,281) foreign capital gain tax.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income (loss)	$888,645	$(25,754)	$115,072,805	$135,055,647
Net realized gain (loss)	11,817,606	(68,625,168)	(91,493,074)	(327,960,405)
Net change in unrealized appreciation (depreciation)	(11,110,463)	64,080,447	152,920,714	114,206,273

Net increase (decrease) in net assets resulting from operations	1,595,788	(4,570,475)	176,500,445	(78,698,485)

Distributions to Shareholders[2]
From net investment income:
Institutional	(1,046,410)	—	—	(221,093,317)
Investor A	(203,610)	—	—	(33,094,847)
Investor C	—	—	—	(12,441,201)

Decrease in net assets resulting from distributions to shareholders	(1,250,020)	—	—	(266,629,365)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	49,657,548	(223,850,993)	(187,914,289)	(1,491,855,673)

Net Assets
Total increase (decrease) in net assets	50,003,316	(228,421,468)	(11,413,844)	(1,837,183,523)
Beginning of year	136,477,425	364,898,893	4,043,305,082	5,880,488,605

End of year	$186,480,741	$136,477,425	$4,031,891,238	$4,043,305,082

Distributions in excess of net investment income, at end of year	$(202,091)	$(117,011)	$(12,658,340)	$(69,847,617)

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	55

Consolidated Statement of Cash Flows

Year Ended July 31, 2017	BlackRock Commodity Strategies Fund

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$1,595,788
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	106,334,991
Purchases of long term investments	(140,610,136)
Net purchases of short-term securities	(11,717,129)
Net realized gain on investments and foreign currency translations	(11,809,117)
Net unrealized (gain) loss on investments and foreign currency translations	11,110,875
(Increase) decrease in assets:
Receivables:
Securities lending income — affiliated	(2,199)
Dividends — affiliated	(437)
Dividends — unaffiliated	2,006
From the Manager	(37,798)
Interest — unaffiliated	(93,376)
Prepaid expenses	(5,204)
Increase (decrease) in liabilities:
Collateral on securities loaned at value	425,834
Payables:
Administration fees	1,539
Custodian	(2,720)
Deferred foreign capital gain tax	2,281
Investment advisory fees	25,000
Officer’s and Trustees’ fees	(2,353)
Other accrued expenses	17,213
Other affiliates	(33)
Professional fees	(7,696)
Service and distribution fees	1,336
Transfer agent fees	(8,109)

Cash used for operating activities	(44,779,444)

Cash Provided by Financing Activities
Cash dividends paid to shareholders	(106,746)
Payments on redemption of capital shares	(77,756,073)
Decrease in bank overdraft	(7,799)
Proceeds from issuance of capital shares	126,259,513

Cash provided by financing activities	48,388,895

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	412

Cash and Foreign Currency
Net increase in cash and foreign currency at value	3,609,863
Cash and foreign currency at beginning of year	2,256,411

Cash and foreign currency at end of year	$5,866,274

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$1,143,274

See Notes to Financial Statements.

56	BLACKROCK FUNDS	JULY 31, 2017

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional
	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.36	$6.98	$9.89	$9.17	$9.93

Net investment income (loss)[1]	0.05 [2]	0.00 [3]	0.00 [3]	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.09	0.38	(2.91)	0.74	(0.73)

Net increase (decrease) from investment operations	0.14	0.38	(2.91)	0.72	(0.76)

Distributions from net investment income[4]	(0.07)	—	(0.00)[5]	—	(0.00)[5]

Net asset value, end of year	$7.43	$7.36	$6.98	$9.89	$9.17

Total Return[6]
Based on net asset value	1.89%	5.44%	(29.41)%	7.85%	(7.63)%

Ratios to Average Net Assets
Total expenses[7]	1.21%	1.39%	1.33%	1.33%	1.38%

Total expenses excluding recoupment of past waived and/or reimbursed fees[7]	1.21%	1.39%	1.33%	1.33%	1.38%

Total expenses after fees waived and/or reimbursed[7]	0.99%	1.26%	1.28%	1.29%	1.29%

Net investment income (loss)[7]	0.65%[2]	0.05%	0.00%[8]	(0.22)%	(0.24)%

Supplemental Data
Net assets, end of year (000)	$148,978	$107,021	$348,529	$413,506	$378,747

Portfolio turnover rate	96%	132%	85%	71%	63%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.04%	0.01%	0.01%	0.05%	0.01%

[8]	Amount is less than 0.005%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	57

Consolidated Financial Highlights (continued)	BlackRock Commodity Strategies Fund

	Investor A
	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.29	$6.94	$9.85	$9.15	$9.93

Net investment income (loss)[1]	0.03 [2]	(0.02)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.10	0.37	(2.89)	0.74	(0.74)

Net increase (decrease) from investment operations	0.13	0.35	(2.91)	0.70	(0.78)

Distributions from net investment income[3]	(0.06)	—	—	—	—

Net asset value, end of year	$7.36	$7.29	$6.94	$9.85	$9.15

Total Return[4]
Based on net asset value	1.71%	5.04%	(29.54)%	7.65%	(7.86)%

Ratios to Average Net Assets
Total expenses[5]	1.69%	1.97%	1.85%	1.78%	1.79%

Total expenses excluding recoupment of past waived and/or reimbursed fees[5]	1.69%	1.97%	1.85%	1.78%	1.79%

Total expenses after fees waived and/or reimbursed[5]	1.24%	1.45%	1.50%	1.50%	1.50%

Net investment income (loss)[5]	0.38%[2]	(0.33)%	(0.23)%	(0.43)%	(0.39)%

Supplemental Data
Net assets, end of year (000)	$31,755	$23,652	$11,308	$21,402	$17,399

Portfolio turnover rate	96%	132%	85%	71%	63%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.04%	0.01%	0.01%	0.05%	0.01%

See Notes to Financial Statements.

58	BLACKROCK FUNDS	JULY 31, 2017

Consolidated Financial Highlights (concluded)	BlackRock Commodity Strategies Fund

	Investor C
	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.04	$6.74	$9.64	$9.02	$9.87
Net investment loss[1]	(0.03)[2]	(0.07)	(0.08)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.09	0.37	(2.82)	0.73	(0.74)
Net increase (decrease) from investment operations	0.06	0.30	(2.90)	0.62	(0.85)
Net asset value, end of year	$7.10	$7.04	$6.74	$9.64	$9.02

Total Return[3]
Based on net asset value	0.85%	4.45%	(30.08)%	6.87%	(8.61)%

Ratios to Average Net Assets
Total expenses[4]	2.40%	2.68%	2.50%	2.43%	2.49%
Total expenses excluding recoupment of past waived and/or reimbursed fees[4]	2.40%	2.68%	2.50%	2.43%	2.49%
Total expenses after fees waived and/or reimbursed[4]	1.99%	2.21%	2.25%	2.25%	2.25%
Net investment loss[4]	(0.36)%[2]	(1.03)%	(0.99)%	(1.17)%	(1.14)%

Supplemental Data
Net assets, end of year (000)	$5,747	$5,804	$5,062	$9,443	$10,332
Portfolio turnover rate	96%	132%	85%	71%	63%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets include $0.02 per share and 0.20%, respectively, resulting from a special dividend.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.04%	0.01%	0.01%	0.05%	0.01%

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	59

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional
	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.91	$10.51	$10.95	$10.63	$10.32
Net investment income[1]	0.30	0.27	0.28	0.20	0.15
Net realized and unrealized gain (loss)	0.15	(0.37)	(0.26)	0.26	0.41
Net increase (decrease) from investment operations	0.45	(0.10)	0.02	0.46	0.56
Distributions:[2]
From net investment income	—	(0.50)	(0.34)	(0.14)	(0.13)
From net realized gain	—	—	(0.12)	—	(0.11)
From return of capital	—	—	—	—	(0.01)
Total distributions	—	(0.50)	(0.46)	(0.14)	(0.25)
Net asset value, end of year	$10.36	$9.91	$10.51	$10.95	$10.63

Total Return[3]
Based on net asset value	4.54%	(0.92)%	0.20%	4.36%	5.45%

Ratios to Average Net Assets
Total expenses[4]	1.86%	2.08%	1.73%	1.61%	1.56%
Total expenses excluding recoupment of past waived and/or reimbursed fees[4]	1.86%	2.08%	1.73%	1.61%	1.54%
Total expenses after fees waived and/or reimbursed[4]	1.86%	2.07%	1.72%	1.59%	1.53%
Total expenses after fees waived, reimbursed and excluding interest expense, dividend expense and broker fees and expenses on short sales[4]	1.08%	1.09%	1.07%	1.03%	1.18%
Net investment income[4]	2.91%	2.69%	2.63%	1.83%	1.38%

Supplemental Data
Net assets, end of year (000)	$3,640,459	$3,378,151	$4,505,530	$4,623,194	$1,335,924
Portfolio turnover rate	229%	253%	211%	207%	185%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	0.05%	—

See Notes to Financial Statements.

60	BLACKROCK FUNDS	JULY 31, 2017

Financial Highlights (continued)	BlackRock Global Long/Short Credit Fund

	Investor A
	Year Ended July 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$9.88	$10.48	$10.93	$10.61	$10.30

Net investment income[1]	0.26	0.24	0.25	0.16	0.12
Net realized and unrealized gain (loss)	0.17	(0.36)	(0.27)	0.27	0.42

Net increase (decrease) from investment operations	0.43	(0.12)	(0.02)	0.43	0.54

Distributions:[2]
From net investment income	—	(0.48)	(0.31)	(0.11)	(0.11)
From net realized gain	—	—	(0.12)	—	(0.11)
From return of capital	—	—	—	—	(0.01)

Total distributions	—	(0.48)	(0.43)	(0.11)	(0.23)

Net asset value, end of year	$10.31	$9.88	$10.48	$10.93	$10.61

Total Return[3]
Based on net asset value	4.35%	(1.15)%	(0.10)%	4.09%	5.23%

Ratios to Average Net Assets
Total expenses[4]	2.13%	2.29%	1.98%	1.91%	1.79%

Total expenses excluding recoupment of past waived and/or reimbursed fees[4]	2.13%	2.29%	1.98%	1.91%	1.77%

Total expenses after fees waived and/or reimbursed[4]	2.12%	2.29%	1.98%	1.89%	1.75%

Total expenses after fees waived, reimbursed and excluding interest expense, dividend expense and broker fees and expenses on short sales[4]	1.35%	1.34%	1.33%	1.32%	1.40%

Net investment income[4]	2.63%	2.41%	2.36%	1.48%	1.11%

Supplemental Data
Net assets, end of year (000)	$228,373	$422,079	$1,032,811	$1,575,812	$910,247

Portfolio turnover rate	229%	253%	211%	207%	185%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	0.05%	—

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	61

Financial Highlights (continued)	BlackRock Global Long/Short Credit Fund

	Investor C
	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.76	$10.38	$10.87	$10.56	$10.26

Net investment income[1]	0.19	0.17	0.17	0.08	0.04
Net realized and unrealized gain (loss)	0.15	(0.36)	(0.26)	0.27	0.41

Net increase (decrease) from investment operations	0.34	(0.19)	(0.09)	0.35	0.45

Distributions:[2]
From net investment income	—	(0.43)	(0.28)	(0.04)	(0.03)
From net realized gain	—	—	(0.12)	—	(0.11)
From return of capital	—	—	—	—	(0.01)

Total distributions	—	(0.43)	(0.40)	(0.04)	(0.15)

Net asset value, end of year	$10.10	$9.76	$10.38	$10.87	$10.56

Total Return[3]
Based on net asset value	3.48%	(1.85)%	(0.82)%	3.31%	4.39%

Ratios to Average Net Assets
Total expenses[4]	2.87%	3.06%	2.72%	2.63%	2.50%

Total expenses excluding recoupment of past waived and/or reimbursed fees[4]	2.87%	3.06%	2.72%	2.63%	2.48%

Total expenses after fees waived and/or reimbursed[4]	2.87%	3.06%	2.72%	2.62%	2.47%

Total expenses after fees waived, reimbursed and excluding interest expense, dividend expense and broker fees and expenses on short sales[4]	2.10%	2.09%	2.07%	2.05%	2.12%

Net investment income[4]	1.88%	1.69%	1.64%	0.76%	0.39%

Supplemental Data
Net assets, end of year (000)	$132,965	$215,364	$342,148	$390,031	$156,619
Portfolio turnover rate	229%	253%	211%	207%	185%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	0.05%	—

See Notes to Financial Statements.

62	BLACKROCK FUNDS	JULY 31, 2017

Financial Highlights (concluded)	BlackRock Global Long/Short Credit Fund

	Class K
	Year Ended July 31, 2017	Period March 28, 2016[1] to July 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$9.92	$9.70

Net investment income[2]	0.30	0.11

Net realized and unrealized gain	0.15	0.11

Net increase from investment operations	0.45	0.22

Net asset value, end of period	$10.37	$9.92

Total Return[3]
Based on net asset value	4.54%	2.27%[4]

Ratios to Average Net Assets
Total expenses[5]	1.79%	2.14%[6]

Total expenses excluding recoupment of past waived and/or reimbursed fees[5]	1.79%	2.14%[6]

Total expenses after fees waived and/or reimbursed[5]	1.79%	2.14%[6]

Total expenses after fees waived, reimbursed and excluding interest expense, dividend expense and broker fees and expenses on short sales[5]	1.02%	1.01%[6]

Net investment income[5]	2.97%	3.35%[6]

Supplemental Data
Net assets, end of period (000)	$30,093	$27,712

Portfolio turnover rate	229%	253%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31, 2017	Period March 28, 2016[1] to July 31, 2016
Investments in underlying funds	0.01%	0.01%

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2017	63

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following series of the Trust are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Commodity Strategies Fund	Commodity Strategies	Diversified*
BlackRock Global Long/Short Credit Fund	Global Long/Short Credit	Diversified

* The Fund’s classification changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

1 Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Commodity Strategies and primarily invests in commodity-related instruments. The Subsidiary enables Commodity Strategies to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Commodity Strategies may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated financial statements of Commodity Strategies include the positions and accounts, respectively, of its Subsidiary.The net assets of the Subsidiary as of period end were $15,832,523, which is 8.5% of Commodity Strategies’ consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Commodity Strategies, except that the Subsidiary does not invest in equity securities of commodity-related companies, and may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Statement of Assets and Liabilities
Total assets	$18,316,792
Total liabilities	2,484,269

Net assets	$15,832,523
Statement of Operations
Net realized loss from investments – unaffiliated	$(149,527)
Net change in unrealized appreciation (depreciation) on investments – unaffiliated	(299,414)

Net decrease in net assets resulting from operations	$(448,941)
Statement of Changes in Net Assets
Net realized loss	$(149,527)
Net change in unrealized appreciation (depreciation)	(299,414)

Net decrease in net assets resulting from operations	$(448,941)
Net increase in net assets derived from capital share transactions	16,281,463

Net increase in net assets	$15,832,522

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

64	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Funds may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with each Fund’s investment policies.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Commodity Strategies’ ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

BLACKROCK FUNDS	JULY 31, 2017	65

Notes to Financial Statements (continued)

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

66	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Commodity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes valuation models, which incorporate a number of transaction specific data factors, such as the performance return multiple and upfront interest paid, as well as the price of the underlying index.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.
Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

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Notes to Financial Statements (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and

68	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Commodity-Linked Notes: Commodity-linked notes seek to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, a fund purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. In addition to credit, interest rate and counterparty risk typically

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Notes to Financial Statements (continued)

associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. A fund has the option to request prepayment from the issuer at any time.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter-bank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender

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Notes to Financial Statements (continued)

selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended July 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Global Long/Short Credit were $27,107,687 and (0.19)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of period end, the following table is a summary of Global Long/Short Credit’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Amherst Pierpont Securities LLC	$134,776,001	—	$(137,273,855)	$(2,497,854)	$2,260,405	—	$2,260,405	$(237,449)
Barclays Bank PLC	17,116,504	—	(17,351,947)	(235,443)	—	—	—	(235,443)
Barclays Capital, Inc.	127,602,209	—	(130,204,189)	(2,601,980)	1,591,217	—	1,591,217	(1,010,763)
BNP Paribas Securities Corp.	29,891,589	—	(29,858,257)	33,332	—	—	—	33,332
Citigroup Global Markets Limited	1,637,862	—	(1,634,850)	3,012	—	—	—	3,012
Citigroup Global Markets, Inc.	146,146,091	—	(146,265,384)	(119,293)	—	—	—	(119,293)
Credit Suisse Securities (USA) LLC	119,627,756	—	(119,760,459)	(132,703)	—	$132,703	132,703	—
Deutsche Bank AG	11,673,754	—	(11,632,992)	40,762	—	—	—	40,762
Deutsche Bank Securities, Inc.	142,117,000	$(2,936,659)	(144,273,716)	(5,093,375)	4,863,498	—	4,863,498	(229,877)
J.P. Morgan Securities LLC	88,497,000	—	(88,453,951)	43,049	—	—	—	43,049
J.P. Morgan Securities PLC	11,300,143	—	(10,776,306)	523,837	—	—	—	523,837
Merrill Lynch, Pierce, Fenner & Smith, Inc.	32,413,287	—	(32,364,547)	48,740	—	—	—	48,740
RBC Capital Markets, LLC	152,875,600	—	(148,115,351)	4,760,249	—	—	—	$4,760,249 [5]

Total	$1,015,674,796	$(2,936,659)	$(1,017,965,804)	$(5,227,667)	$8,715,120	$132,703	$8,847,823	$3,620,156

[1]	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.
[2]	Includes accrued interest on borrowed bonds in the amount of $9,347,184 which is included in interest expense payable in the Statements of Assets and Liabilities.
[3]

Net collateral with a value including accrued interest of $2,929,859 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
[5]	Borrowed bond agreement with a value of $5,978,000, has been purchased and is pending settlement as of July 31, 2017.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sales (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

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Notes to Financial Statements (continued)

Short Sales (Investments Sold Short): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Commodity Strategies’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$ 475,384	$ (475,384)	—
Deutsche Bank Securities Inc.	33,336	(33,336)	—
JP Morgan Securities LLC	12,351	(12,351)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	9,911	(9,911)	—
Morgan Stanley & Co. LLC	525,449	(525,449)	—

Total	$1,056,431	$(1,056,431)	—

[1]

Collateral with a value of $1,462,572 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

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Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

74	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities they anticipate purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

BLACKROCK FUNDS	JULY 31, 2017	75

Notes to Financial Statements (continued)

•	Total return basket swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s stream of variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

76	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	Commodity Strategies	Global Long/Short Credit
First $1 Billion	0.90%	0.95%
$1 Billion - $3 Billion	0.85%	0.89%
$3 Billion - $5 Billion	0.81%	0.86%
$5 Billion - $6.5 Billion	0.78%	0.83%
$6.5 Billion - $10 Billion	0.78%	0.80%
Greater than $10 Billion	0.77%	0.76%

For Commodity Strategies, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Global Long/Short Credit, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Distribution Fee	—	0.75%
Service Fee	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

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Notes to Financial Statements (continued)

For the year ended July 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Commodity Strategies	$ 70,726	$ 59,173	$ 129,899
Global Long/Short Credit	$800,096	$1,704,501	$2,504,597

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% for Commodity Strategies and 0.015% for Global Long/Short Credit of the average daily net assets of each respective class.

For the year ended July 31, 2017, the Funds paid the following to the Manager in return for these services, which are shown as administration — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Commodity Strategies	$ 24,789	$ 5,658	$ 1,183	—	$ 31,630
Global Long/Short Credit	$527,951	$48,006	$25,567	$3,956	$605,480

The Manager may have, at its discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2017, Global Long/Short Credit paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Global Long/Short Credit	$282,927	$137	$283,064

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Commodity Strategies	$ 176	$ 902	$ 391	—	$ 1,469
Global Long/Short Credit	$9,200	$2,539	$2,362	$395	$14,496

For the year ended July 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Commodity Strategies	$ 62,395	$ 76,845	$ 14,260	—	$ 153,500
Global Long/Short Credit	$2,963,176	$317,084	$159,150	$6,861	$3,446,271

78	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

Other Fees: For the year ended July 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$4,939
Global Long/Short Credit	$4,880

For the year ended July 31, 2017, affiliates received CDSCs as follows:

	Investor A	Investor C
Commodity Strategies	$ 72	$ 1,311
Global Long/Short Credit	$9,582	$11,453

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended July 31, 2017, the amounts waived were as follows:

Commodity Strategies	$1,043
Global Long/Short Credit	$123,614

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective November 28, 2016, the waiver became contractual through November 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Commodity Strategies	0.99%	1.24%	1.99%	—
Global Long/Short Credit	1.20%	1.40%	2.15%	1.15%

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2017, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Total
Commodity Strategies	$24,789	$5,658	$1,183	$31,630
Global Long/Short Credit	—	$4,516	$ 869	$ 5,385

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Total
Commodity Strategies	$59,388	$76,106	$14,120	$149,614
Global Long/Short Credit Fund	—	$ 3,242	$ 1,435	$ 4,677

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2017 unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended July 31, 2017, the Manager waived $236,328 of investment advisory fees for Commodity Strategies, which is included in fees waived by the Manager in the Statements of Operations.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

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Notes to Financial Statements (continued)

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On July 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2018	2019
Commodity Strategies
Fund Level	$238,674	$236,328
Institutional	$5,759	$84,177
Investor A	$51,772	$81,764
Investor C	$14,379	$15,303
Global Long/Short Credit
Investor A	—	$7,758
Investor C	—	$2,304

The following fund level and class specific waivers and/or reimbursements previously recorded by Commodity Strategies, which were subject to recoupment by the Manager, expired on July 31, 2017:

Expired July 31, 2017
Commodity Strategies
Fund Level	$187,877
Investor A	$ 43,817
Investor C	$ 14,369

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income (which excludes collateral investment expenses). In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2017, Commodity Strategies paid BIM $11,574 for securities lending agent services.

80	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: Global Long/Short Credit may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Commodity Strategies	$129,609	—	—
Global Long/Short Credit	$10,520,850	$29,746,084	$(678,290)

7. Purchases and Sales:

For the year ended July 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	Commodity Strategies	Global Long/Short Credit
Non-U.S. Government Securities	$142,984,067	$7,194,929,371
U.S. Government Securities	—	1,534,827,712

Total Purchases	$142,984,067	$8,729,757,083

Sales	Commodity Strategies	Global Long/Short Credit
Non-U.S. Government Securities	$106,170,004	$7,167,651,085
U.S. Government Securities	—	1,763,145,397

Total Sales	$106,170,004	$8,930,796,482

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, the sale of stock of passive foreign investment companies, the characterization of

BLACKROCK FUNDS	JULY 31, 2017	81

Notes to Financial Statements (continued)

income/losses from a wholly-owned subsidiary, foreign currency transactions, non-deductible expenses, the characterization of expenses, and dividends recognized for tax purposes were reclassified to the following accounts:

	Commodity Strategies	Global Long/Short Credit
Paid-in-capital	$(6,002)	$(33,327)
Distributions in excess of net investment income	$276,295	$(57,883,528)
Accumulated net realized loss	$(270,293)	$57,916,855

The tax character of distributions paid was as follows:

	Commodity Strategies	Global Long/Short Credit
Ordinary income
7/31/17	$1,250,020	—
7/31/16	—	$266,629,365

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Commodity Strategies	Global Long/Short Credit
Undistributed ordinary income	$714,306	$19,853,154
Capital loss carryforwards	(168,226,495)	(282,599,133)
Net unrealized gains (losses)[1]	7,242,184	(45,324,143)
Total	$(160,270,005)	$(308,070,122)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, dividends recognized for tax purposes, investment in wholly-owned subsidiaries, the timing and recognition of partnership income, and the accounting for swap agreements.

As of July 31, 2017, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Commodity Strategies	Global Long/Short Credit
No expiration date	$168,226,495	$282,599,133

During the year ended July 31, 2017, Commodity Strategies utilized $10,766,149 of its capital loss carryforwards.

As of July 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit
Tax cost	$177,091,473	$4,955,146,611

Gross unrealized appreciation	$12,574,528	$130,222,399
Gross unrealized depreciation	(5,340,081)	(87,022,175)

Net unrealized appreciation	$7,234,447	$43,200,224

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2017, the Funds did not borrow under the credit agreement.

82	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with their counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker

BLACKROCK FUNDS	JULY 31, 2017	83

Notes to Financial Statements (continued)

becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Global Long/Short Credit invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Global Long/Short Credit invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Global Long/Short Credit invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,844,953	$95,639,681	7,562,645	$50,029,305
Shares issued in reinvestment of distributions	125,545	940,699	—	—
Shares redeemed	(7,474,357)	(54,787,532)	(42,922,258)	(285,641,550)

Net increase (decrease)	5,496,141	$41,792,848	(35,359,613)	$(235,612,245)

Investor A
Shares sold	3,935,626	$28,860,536	3,143,339	$21,078,911
Shares issued in reinvestment of distributions	27,240	202,575	—	—
Shares redeemed	(2,893,147)	(21,096,612)	(1,529,857)	(9,858,610)

Net increase	1,069,719	$7,966,499	1,613,482	$11,220,301

Investor C
Shares sold	253,937	$1,806,823	470,934	$3,001,142
Shares redeemed	(269,588)	(1,908,622)	(396,629)	(2,460,191)

Net increase (decrease)	(15,651)	$(101,799)	74,305	$540,951

Total Net Increase (Decrease)	6,550,209	$49,657,548	(33,671,826)	$(223,850,993)

84	BLACKROCK FUNDS	JULY 31, 2017

Notes to Financial Statements (concluded)

	Year Ended July 31, 2017		Year Ended July 31, 2016
Global Long/Short Credit	Shares	Amount	Shares	Amount
Institutional
Shares sold	146,840,472	$1,487,050,368	204,724,576	$2,067,651,799
Shares issued in reinvestment of distributions	—	—	14,414,698	141,840,624
Shares redeemed	(136,315,907)	(1,379,832,734)	(307,046,650)	(3,059,489,796)

Net increase (decrease)	10,524,565	$107,217,634	(87,907,376)	$(849,997,373)

Investor A
Shares sold	5,081,114	$51,310,414	16,479,124	$165,640,534
Shares issued in reinvestment of distributions	—	—	3,298,566	32,424,910
Shares redeemed	(25,626,965)	(259,038,733)	(75,596,309)	(759,459,804)

Net decrease	(20,545,851)	$(207,728,319)	(55,818,619)	$(561,394,360)

Investor C
Shares sold	810,122	$8,041,849	2,272,708	$22,710,466
Shares issued in reinvestment of distributions	—	—	1,183,266	11,536,847
Shares redeemed	(9,716,264)	(96,447,751)	(14,343,994)	(141,419,873)

Net decrease	(8,906,142)	$(88,405,902)	(10,888,020)	$(107,172,560)

Class K1
Shares sold	1,459,618	$14,681,704	5,741,108	$55,841,272
Shares redeemed	(1,353,439)	(13,679,406)	(2,946,658)	(29,132,652)

Net increase	106,179	$1,002,298	2,794,450	$26,708,620

Total Net Decrease	(18,821,249)	$(187,914,289)	(151,819,565)	$(1,491,855,673)

[1]	Commencement of operations on March 28, 2016.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2017	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Commodity Strategies Fund and BlackRock Global Long/Short Credit Fund:

In our opinion, the accompanying statement of assets and liabilities (consolidated statement of assets and liabilities for BlackRock Commodity Strategies Fund), including the schedule of investments (consolidated schedule of investments for BlackRock Commodity Strategies Fund), and the related statements (consolidated statements for BlackRock Commodity Strategies Fund) of operations, of changes in net assets, and of cash flows (of BlackRock Commodity Strategies Fund) and the financial highlights (consolidated financial highlights for BlackRock Commodity Strategies Fund) present fairly, in all material respects, the financial position of BlackRock Commodity Strategies Fund and its subsidiary and BlackRock Global Long/Short Credit Fund (the “Funds”), each a series of BlackRock Funds, as of July 31, 2017, the results of each of their operations and cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2017

Important Tax Information (Unaudited)
During the fiscal year ended July 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date	Commodity Strategies
Qualified Dividend Income for Individuals[1]	12/14/16	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/14/16	57.65%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	12/14/16	4.19%
Federal Obligation Interest[3]	12/14/16	6.55%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

86	BLACKROCK FUNDS	JULY 31, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Commodity Strategies Fund (“Commodity Strategies Fund”) and BlackRock Global Long/ Short Credit Fund (“Global Long/Short Credit Fund,” and together with Commodity Strategies Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to each of the Funds (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisors”) with respect to Global Long/Short Credit Fund (the “BRS Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS	JULY 31, 2017	87

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

and the relevant Morningstar Classification and, with respect to Global Long/Short Credit Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved (i) the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to each Fund and (iii) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to Global Long/Short Credit Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its

88	BLACKROCK FUNDS	JULY 31, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and the relevant Morningstar Classification and, with respect to Global Long/Short Credit Fund, certain performance metrics. With respect to the Funds, each of which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Funds’ performance. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, Commodity Strategies Fund ranked in the first quartile against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Fund.

The Board noted that for the one-, three- and five-year periods reported, Global Long/Short Credit Fund ranked in the third, fourth and third quartiles, respectively, against its Morningstar Performance Universe. The Board noted such underperformance as compared to the Morningstar Performance Universe. In light of Global Long/Short Credit Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Morningstar Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these metrics, for the one-, three-, and five-year periods, the Fund underperformed its total return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for the periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment

BLACKROCK FUNDS	JULY 31, 2017	89

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Commodity Strategies Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on June 15, 2016. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual caps.

The Board noted that Global Long/Short Credit Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s actual management fee and total expense ratio each ranked in the second quartile relative to the supplemental peer group. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to each Fund, (ii) BIL Sub-Advisory Agreement between the Manager and BIL with respect to each Fund and (iii) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to Global Long/Short Credit Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

90	BLACKROCK FUNDS	JULY 31, 2017

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

BLACKROCK FUNDS	JULY 31, 2017	91

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustee[4]
Barbara G. Novick 1960	Trustee and President	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1960	Trustee, President and Chief Executive Officer	Since 2015 Trustee; Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 317 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

92	BLACKROCK FUNDS	JULY 31, 2017

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Trust Officers[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Global Long/Short Credit.

BLACKROCK FUNDS	JULY 31, 2017	93

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

94	BLACKROCK FUNDS	JULY 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JULY 31, 2017	95

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-7/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$46,500	$45,000	$0	$0	$0	$0	$0	$0
BlackRock Global Long/Short Credit Fund	$69,300	$70,000	$0	$4,000	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

2

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$0	$0
BlackRock Global Long/Short Credit Fund	$0	$4,000

3

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 4, 2017

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